UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard Noyes, Esq.

Westcore Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2017 - December 31, 2017

Item 1.	Reports to Stockholders.

Westcore Funds®
Denver Investments

2017
Annual Report

DECEMBER 31, 2017

Fund	TICKER SYMBOLS Retail Class	Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Mid-Cap Value Dividend Fund	WTMCX	WIMCX
Westcore Mid-Cap Value Dividend Fund II	WTMGX	WIMGX
Westcore Smid-Cap Value Dividend Fund	WTSDX	WISDX
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Small-Cap Growth Fund II	–	WTSLX
Westcore Global Large-Cap Dividend Fund	WTMVX	WIMVX
Westcore Large-Cap Dividend Fund	WTEIX	WILGX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	WIIFX
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Municipal Opportunities Fund	WTTAX	WITAX
Westcore Colorado Tax-Exempt Fund	WTCOX	WICOX

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

Table of Contents

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Westcore Mid-Cap Value Dividend Fund	2
Westcore Mid-Cap Value Dividend Fund II	4
Westcore Smid-Cap Value Dividend Fund	6
Westcore Small-Cap Value Dividend Fund	8
Westcore Small-Cap Growth Fund	10
Westcore Small-Cap Growth Fund II	12
Westcore Global Large-Cap Dividend Fund	14
Westcore Large-Cap Dividend Fund	16
Westcore Micro-Cap Opportunity Fund	18
Westcore International Small-Cap Fund	20
Westcore Flexible Income Fund	22
Westcore Plus Bond Fund	24
Westcore Municipal Opportunities Fund	26
Westcore Colorado Tax-Exempt Fund	28
FUND EXPENSES	30
IMPORTANT DISCLOSURES	34
TRUSTEES AND OFFICERS	39
FINANCIAL STATEMENTS	42
Statements of Investments	42
Statements of Assets and Liabilities	91
Statements of Operations	94
Statements of Changes in Net Assets	97
Financial Highlights	102
Notes to Financial Statements	128
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	147
SHAREHOLDER TAX INFORMATION	148
OTHER IMPORTANT INFORMATION	150

Annual Report | December 31, 2017 |

Intentionally Left Blank

Westcore Funds	Shareholder Letter

December 31, 2017 (Unaudited)

Dear Fellow Shareholders,

Equity markets produced strong returns in 2017. Performance was fueled by expansion in the U.S. and global economies, low inflation, and corporate earnings. The S&P 500® had positive returns in all 12 months of the year, cumulating to 21.83% at year-end. The Dow Jones Industrial Average surged to 28.11%, and the tech-heavy Nasdaq Composite Index reached 28.24% for the year. What 2018 and beyond hold for market activity is uncertain, but as we look back to 2017, there was a lot of news to report.

Equity investors favored high sales growth and momentum over valuation. Large-cap stocks benefited from the momentum-driven market, while mid- and small-cap stocks lagged. As such, the Russell Midcap® Index and the Russell 2000® Index underperformed the broader market indexes. With valuation out of favor in 2017, momentum-driven growth stocks meaningfully outpaced value stocks. In essence, the smaller and more value-oriented an index, the more it lagged.

In the United States, the December enactment of the Tax Cut and Jobs Act of 2017 boosted performance at year-end, and is anticipated to have a positive impact on future economic growth. Consumer confidence surged and reached a 17-year high according to the Conference Board.

Outside the United States, many global stock indexes hit records or multiyear highs. The economies of the United States, Europe, and China were firing on all cylinders in an environment of relatively low inflation, low interest rates, and declining unemployment rates. The MSCI ACWI Index posted 24.62% for 2017.

The Federal Reserve raised the short-term federal funds target rate by another quarter percentage point in December. This is the third rate hike in 2017 and the fifth since December 2015. The 10-year U.S. Treasury rate was virtually unchanged, and the 30-year declined by 0.32% during the year. A rise in short-term yields coupled with flat or declining long-term yields signals a flattening yield curve as interest rates compress. This short-term rate raising is intended to head off a rise in inflation, even though inflation has so far remained below the Federal Reserve’s annual target of 2%. Overall, bond markets were positive in 2017, although performance was muted compared to stocks.

The municipal bond market experienced year-end volatility as issuers flooded it with a record-setting supply in December in anticipation of the Tax Cut and Jobs Act of 2017. Although the muni market was relieved that the tax bill did not eliminate the federal tax-free status of most types of muni bonds, it was expected to, and in fact did, eliminate the tax-free status of a certain type of bond, specifically pre-refunded bonds. Issuers, wanting to get ahead of a tax law change, went to market ahead of it.

On the home front, Denver Investments, the advisor to the Westcore Funds, reached an agreement on January 10, 2018, to be acquired by Segall Bryant & Hamill, LLC. The combined firm will be called Segall Bryant & Hamill, LLC (“SBH”). The acquisition is expected to close in the second quarter of 2018. In anticipation of the completion of the transaction, the Westcore Board of Trustees has reviewed and approved a new investment advisory agreement with SBH on behalf of the Funds. Importantly, the investment objectives and strategies for the Funds will remain the same.

As always, thank you for your investment with the Westcore Funds.

Mary K. Anstine	Janice M. Teague
Chairman	President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Denver Investments, Westcore Funds, nor any Westcore Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Annual Report | December 31, 2017 |	1

Westcore Mid-Cap Value Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager*	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	6.02%	8.63%	13.53%	6.83%	9.48%	10/1/1998
Institutional Class (WIMCX)	6.23	8.77	13.62	6.87	9.50	4/29/2016
Russell Midcap® Value Index	13.34	9.00	14.68	9.10	10.48
Lipper Mid-Cap Value Index	12.26	8.10	13.42	8.07	9.82

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.19%, Net: 1.16%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 0.91%

Sector Allocation (as of 12/31/17)

Interest Rate Sensitive	20.1%
Capital Goods	13.3
Consumer	13.3
REITs	10.7
Medical / Healthcare	9.2
Utilities	8.0
Basic Materials	7.7
Technology	7.6
Energy	7.5

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Ingredion, Inc.	3.1%
Lamb Weston Holdings, Inc.	2.5
Public Service Enterprise Group, Inc.	2.5
AmerisourceBergen Corp.	2.4
Tyson Foods, Inc.	2.4
Voya Financial, Inc.	2.4
Spire, Inc.	2.3
Grifols SA	2.1
Unum Group	2.0
Genpact, Ltd.	2.0
Total (% of Net Assets)	23.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, it is expected that Mr. Dayton will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

2	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Commentary

Markets were strong in 2017, as the economy held firm and gained steam toward the end of the year. The final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Value stocks underperformed growth stocks and small caps underperformed large caps throughout the year, as valuation remained out of favor and the momentum-driven market continued. Investors focused on stocks of companies that had the highest sales growth and best fundamental execution, regardless of valuation levels. In this environment, it was not surprising that dividend-paying and less volatile stocks underperformed.

Fund Performance

Our value-oriented, dividend-focused strategy tends to lag in momentum-driven markets and this year was consistent with that pattern. We exacerbated the downside with over-optimism in fundamental projections for a handful of stocks and, unfortunately, the penalty was greater than it could have been in a valuation-driven market. The Westcore Mid-Cap Value Dividend Fund‘s 6.02% (retail class) return lagged the 13.34% return of its benchmark, the Russell Midcap® Value Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in 2017 were medical/healthcare, capital goods, and utilities. From an individual stock perspective, Tyson Foods, Inc., a processor of beef, chicken, pork, and other prepared foods, was the Fund’s top performer for the year. The company posted another year of record results driven by strong consumer demand for protein-based foods. Its targeted expansion of value-add products and an adequate protein supply base supported favorable profit margins. Also, the mid-year acquisition of AdvancePierre Foods Holdings, Inc. further benefited Tyson’s growing product suite, while adding new distribution channels to drive volume growth. Also among the Fund’s top contributors was Westlake Chemical Corp., a vertically integrated global manufacturer and marketer of basic chemicals, vinyls, polymers, and building products. The company outperformed as the market came to appreciate its ethylene positions and the reduced cyclicality of its profit margin profile. Moreover, fears of a North American ethylene oversupply proved to be overblown as delays in supply additions and Hurricane Harvey impacted significant competitor ethylene output. Also, Westlake’s vinyls business continued to see strong pricing momentum as North American competitors suffered maintenance downtime, Chinese production capacity was halted due to increasing environmental actions, and capacity for European production of mercury cells, used in vinyl production, was permanently capped. CyrusOne, Inc., a provider of mission-critical data center facilities, was another outperformer for the year. The company benefited from strong demand as leasing trends were robust and pricing remained firm. A bullish outlook for 2018, in conjunction with the announcement of a purchase agreement with Zenium Data Centers, also drove CyrusOne’s stock.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark for the quarter were interest rate sensitive, consumer, and energy. AmTrust Financial Services, Inc., an insurer focused on small businesses in lower risk industries, was the Fund’s largest detractor for the year. Its stock performance was disappointing as the company addressed necessary financial reporting and accounting improvements. This process resulted in fundamental resets, which the market did not look upon favorably. We believe that management has been doing the right things to remedy the situation and regain market confidence, however, the market has clearly taken an alternate view thus far. Uniti Group Inc., a real estate investment trust that focuses on communication infrastructure assets, was also among the Fund’s largest detractors in 2017. Uniti’s share price weakness was primarily the result of legal issues faced by its largest tenant, Windstream Holdings, Inc. A claim of default was filed by a Windstream bondholder. Given the length of time it could take for Windstream to work out these issues, we exited the position. Global athletic shoe and apparel retailer Foot Locker, Inc. was another drag on the Fund’s performance. Changing retail industry dynamics moved faster and at a greater magnitude than had generally been anticipated. Against this backdrop, Foot Locker’s shares were pressured after the company reported a continuation of weaker-than-expected same-store sales results.

Outlook and Positioning

With the passing of tax reform, the markets finally have a reason to believe that economic growth will accelerate. Such growth is necessary to support historically high equity valuation levels and fuel further stock price appreciation. The question remains whether tax reform will drive capital expenditures and consumer spending high enough to offset wage pressure and other inflation drivers. This could allow the Federal Reserve to normalize policy rates and accelerate the shrinkage of its balance sheet, thereby putting a damper on the economy’s growth rate. An accelerating economy is typically more beneficial to economically-sensitive, domestic-focused, and smaller capitalization stocks, and tax reform should positively impact higher tax sectors such as financials, consumer discretionary, and capital goods. We believe our strategy is well positioned in this type of environment and we are working hard to improve our stock selection and bounce back, as we have in the past, from a tough year of performance.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
Tyson Foods, Inc.	2.16%	0.88%
Westlake Chemical Corp.	1.10	0.82
CyrusOne, Inc.	1.94	0.77
PVH Corp.	1.51	0.69
Grifols SA	1.81	0.66

5 Lowest	Average Weight	Contribution to Return
Dick's Sporting Goods, Inc.	0.67%	-0.66%
Range Resources Corp.	0.95	-0.73
Foot Locker, Inc.	0.93	-0.91
Uniti Group Inc.	1.04	-1.04
AmTrust Financial Services, Inc.	2.11	-1.99

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	3

Westcore Mid-Cap Value Dividend Fund II	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager*	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMGX)	6.83%	-1.67%	7.54%	3.90%	9.48%	8/1/1986
Institutional Class (WIMGX)	6.82[a]	-1.52	7.73	4.06	9.53	9/28/2007
Russell Midcap® Value Index	13.34	9.00	14.68	9.10	11.90
Westcore Mid-Cap Value Dividend II Custom Index	13.34	6.68	13.02	8.02	10.29
Russell Midcap® Growth Index	25.27	10.30	15.30	9.10	10.65
Lipper Mid-Cap Value Index	12.26	8.10	13.42	8.07	10.59

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.12%, Net: 1.12%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 0.93%

Sector Allocation (as of 12/31/17)

Interest Rate Sensitive	20.5%
Capital Goods	13.5
Consumer	13.5
REITs	10.9
Medical / Healthcare	9.3
Utilities	8.2
Basic Materials	7.8
Energy	7.6
Technology	7.6

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Ingredion, Inc.	3.2%
Lamb Weston Holdings, Inc.	2.6
Tyson Foods, Inc.	2.5
Public Service Enterprise Group, Inc.	2.5
Voya Financial, Inc.	2.5
AmerisourceBergen Corp.	2.4
Spire, Inc.	2.3
Grifols SA	2.1
Edison International	2.1
Sinclair Broadcast Group, Inc.	2.0
Total (% of Net Assets)	24.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Effective December 27, 2016, the Westcore MIDCO Growth Fund was renamed the Westcore Mid-Cap Value Dividend Fund II and was repositioned to focus on medium-sized dividend-paying companies whose stocks appear undervalued.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, it is expected that Mr. Dayton will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

[a]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

4	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Commentary

Markets were strong in 2017, as the economy held firm and gained steam toward the end of the year. The final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Value stocks underperformed growth stocks and small caps underperformed large caps throughout the year, as valuation remained out of favor and the momentum-driven market continued. Investors focused on stocks of companies that had the highest sales growth and best fundamental execution, regardless of valuation levels. In this environment, it was not surprising that dividend-paying and less volatile stocks underperformed.

Fund Performance

Our value-oriented, dividend-focused strategy tends to lag in momentum-driven markets and this year was consistent with that pattern. We exacerbated the downside with over-optimism in fundamental projections for a handful of stocks and, unfortunately, the penalty was greater than it could have been in a valuation-driven market. The 6.83% return (retail class) of the Westcore Mid-Cap Value Dividend Fund II lagged the 13.34% return of its benchmark, the Russell Midcap® Value Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in 2017 were medical/healthcare, capital goods, and basic materials. From an individual stock perspective, Tyson Foods, Inc., a processor of beef, chicken, pork, and other prepared foods, was the Fund’s top performer for the year. The company posted another year of record results driven by strong consumer demand for protein-based foods. Its targeted expansion of value-add products and an adequate protein supply base supported favorable profit margins. Also, the mid-year acquisition of AdvancePierre Foods Holdings, Inc. further benefited Tyson’s growing product suite, while adding new distribution channels to drive volume growth. Also among the Fund’s top contributors was Westlake Chemical Corp., a vertically integrated global manufacturer and marketer of basic chemicals, vinyls, polymers, and building products. The company outperformed as the market came to appreciate its ethylene positions and the reduced cyclicality of its profit margin profile. Moreover, fears of a North American ethylene oversupply proved to be overblown as delays in supply additions and Hurricane Harvey impacted significant competitor ethylene output. Also, Westlake’s vinyls business continued to see strong pricing momentum as North American competitors suffered maintenance downtime, Chinese production capacity was halted due to increasing environmental actions, and capacity for European production of mercury cells, used in vinyl production, was permanently capped. CyrusOne, Inc., a provider of mission-critical data center facilities, was another outperformer for the year. The company benefited from strong demand as leasing trends were robust and pricing remained firm. A bullish outlook for 2018, in conjunction with the announcement of a purchase agreement with Zenium Data Centers, also drove CyrusOne’s stock.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark for the quarter were interest rate sensitive, consumer, and energy. AmTrust Financial Services, Inc., an insurer focused on small businesses in lower risk industries, was the Fund’s largest detractor for the year. Its stock performance was disappointing as the company addressed necessary financial reporting and accounting improvements. This process resulted in fundamental resets, which the market did not look upon favorably. We believe that management has been doing the right things to remedy the situation and regain market confidence, however, the market has clearly taken an alternate view thus far. Uniti Group Inc., a real estate investment trust that focuses on communication infrastructure assets, was also among the Fund’s largest detractors in 2017. Uniti’s share price weakness was primarily the result of legal issues faced by its largest tenant, Windstream Holdings, Inc. A claim of default was filed by a Windstream bondholder. Given the length of time it could take for Windstream to work out these issues, we exited the position. Global athletic shoe and apparel retailer Foot Locker, Inc. was another drag on the Fund’s performance. Changing retail industry dynamics moved faster and at a greater magnitude than had generally been anticipated. Against this backdrop, Foot Locker’s shares were pressured after the company reported a continuation of weaker-than-expected same-store sales results.

Outlook and Positioning

With the passing of tax reform, the markets finally have a reason to believe that economic growth will accelerate. Such growth is necessary to support historically high equity valuation levels and fuel further stock price appreciation. The question remains whether tax reform will drive capital expenditures and consumer spending high enough to offset wage pressure and other inflation drivers. This could allow the Federal Reserve to normalize policy rates and accelerate the shrinkage of its balance sheet, thereby putting a damper on the economy’s growth rate. An accelerating economy is typically more beneficial to economically-sensitive, domestic-focused, and smaller capitalization stocks, and tax reform should positively impact higher tax sectors such as financials, consumer discretionary, and capital goods. We believe our strategy is well positioned in this type of environment and we are working hard to improve our stock selection and bounce back, as we have in the past, from a tough year of performance.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
Tyson Foods, Inc.	2.18%	0.89%
Westlake Chemical Corp.	1.10	0.82
CyrusOne, Inc.	1.95	0.77
PVH Corp.	1.51	0.69
Grifols SA	1.82	0.67
5 Lowest	Average Weight	Contribution to Return
Noble Energy, Inc.	1.79%	-0.69%
Range Resources Corp.	0.95	-0.73
Foot Locker, Inc.	0.93	-0.91
Uniti Group Inc.	1.04	-1.04
AmTrust Financial Services, Inc.	2.11	-2.02

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	5

Westcore Smid-Cap Value Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in small- and medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager*	Lisa Z. Ramirez, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.	Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSDX)	1.54%	—	—	—	0.80%	12/16/2016
Institutional Class (WISDX)	1.75	—	—	—	0.99	12/16/2016
Russell 2500™ Value Index	10.36	—	—	—	9.81
Lipper Mid-Cap Value Index	12.26	—	—	—	10.79

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 42.04%, Net: 1.22%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 34.19%, Net: 1.09%

Sector Allocation (as of 12/31/17)

Interest Rate Sensitive	26.1%
Consumer	12.9
REITs	12.3
Capital Goods	12.3
Technology	9.6
Medical / Healthcare	7.3
Basic Materials	7.2
Energy	6.4
Utilities	5.0

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Sinclair Broadcast Group, Inc.	2.6%
Enerplus Corp.	2.4
Ingredion, Inc.	2.3
Greenbrier Cos., Inc.	2.3
Spire, Inc.	2.3
Fifth Third Bancorp	2.2
KeyCorp	2.0
Lamb Weston Holdings, Inc.	2.0
GEO Group, Inc.	2.0
Education Realty Trust, Inc.	1.9
Total (% of Net Assets)	22.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/ reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small- and mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, it is expected that Mr. Dayton will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

6	| www.westcore.com

Westcore Smid-Cap Value Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Commentary

Markets were strong in 2017, as the economy held firm and gained steam toward the end of the year. The final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Value stocks underperformed growth stocks and small caps underperformed large caps throughout the year, as valuation remained out of favor and the momentum-driven market continued. Investors focused on stocks of companies that had the highest sales growth and best fundamental execution, regardless of valuation levels. In this environment, it was not surprising that dividend-paying and less volatile stocks underperformed.

Fund Performance

Our value-oriented, dividend-focused strategy tends to lag in momentum-driven markets and this year was consistent with that pattern. We exacerbated the downside with over-optimism in fundamental projections for a handful of stocks and, unfortunately, the penalty was greater than it could have been in a valuation-driven market. The Westcore Smid-Cap Value Dividend Fund ‘s 1.54% (retail class) return lagged the 10.36% return of its benchmark, the Russell 2500TM Value Index.

Contributors to Return

Utilities was the only sector in which the Fund outperformed its benchmark for 2017. From an individual stock perspective, CyrusOne, Inc., a provider of mission-critical data center facilities, was the Fund’s top performer for the year. The company benefited from strong demand as leasing trends were robust and pricing remained firm. A bullish outlook for 2018, in conjunction with the announcement of a purchase agreement with Zenium Data Centers, also drove CyrusOne’s stock. Also among the Fund’s top contributors was Westlake Chemical Corp., a vertically integrated global manufacturer and marketer of basic chemicals, vinyls, polymers, and building products. The company outperformed as the market came to appreciate its ethylene positions and the reduced cyclicality of its profit margin profile. Moreover, fears of a North American ethylene oversupply proved to be overblown as delays in supply additions and Hurricane Harvey impacted significant competitor ethylene output. Also, Westlake’s vinyls business continued to see strong pricing momentum as North American competitors suffered maintenance downtime, Chinese production capacity was halted due to increasing environmental actions, and capacity for European production of mercury cells, used in vinyl production, was permanently capped. Another strong performer was Artisan Partners Asset Management, Inc. This boutique asset manager reported better-than-expected operating results driven by lower expenses. While asset flow trends were still a headwind, new smaller alternative-like products gained traction. The passage of tax reform also buoyed asset manager stock performance late in the year, as investors anticipated accelerating economic growth which could support market valuations, and attract investment flows into actively managed equity products.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark for the year were consumer, REITs, and technology. AmTrust Financial Services, Inc., an insurer focused on small businesses in lower risk industries, was the Fund’s largest detractor for the year. Its stock performance was disappointing as the company addressed necessary financial reporting and accounting improvements. This process resulted in fundamental resets, which the market did not look upon favorably. We believe that management has been doing the right things to remedy the situation and regain market confidence, however, the market has clearly taken an alternate view thus far. Dean Foods Co., a processor and distributor of dairy products, was another laggard in 2017. The company’s weaker-than-expected financial results and lowered future earnings estimates were attributable to high production in the dairy industry. This resulted in aggressive pricing in certain markets, which compressed profitability, and led to Dean’s earnings miss. CBL & Associates Properties, Inc., a mall developer and operator focused in the southeast, was another significant detractor from performance. The stock pulled back meaningfully following the company’s disappointing third quarter earnings announcement in which the dividend was cut by 25%. We were surprised by the magnitude of deterioration in the price of rent per square foot for new leases compared to previous rates. Increased uncertainty about the business, along with the decreased dividend that emphasized management’s growing concern, led us to exit the position.

Outlook and Positioning

With the passing of tax reform, the markets finally have a reason to believe that economic growth will accelerate. Such growth is necessary to support historically high equity valuation levels and fuel further stock price appreciation. The question remains whether tax reform will drive capital expenditures and consumer spending high enough to offset wage pressure and other inflation drivers. This could allow the Federal Reserve to normalize policy rates and accelerate the shrinkage of its balance sheet, thereby putting a damper on the economy’s growth rate. An accelerating economy is typically more beneficial to economically-sensitive, domestic-focused, and smaller capitalization stocks, and tax reform should positively impact higher tax sectors such as financials, consumer discretionary, and capital goods. We believe our strategy is well positioned in this type of environment and we are working hard to improve our stock selection and bounce back, as we have in the past, from a tough year of performance.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
CyrusOne, Inc.	1.72%	0.71%
Westlake Chemical Corp.	0.98	0.68
Artisan Partners Asset Management, Inc.	1.70	0.66
Greenbrier Cos., Inc.	1.97	0.52
Grifols SA	1.23	0.50
5 Lowest	Average Weight	Contribution to Return
AMC Entertainment Holdings, Inc.	0.97%	-0.75%
Uniti Group Inc.	0.91	-0.83
CBL & Associates Properties, Inc.	1.48	-0.96
Dean Foods Co.	1.52	-1.30
AmTrust Financial Services, Inc.	1.78	-1.81

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	7

Westcore Small-Cap Value Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager*	Lisa Z. Ramirez, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.	Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	-1.84%	5.37%	11.19%	6.71%	6.96%	12/13/2004
Institutional Class (WISVX)	-1.67	5.56	11.41	6.85	7.07	9/28/2007
Russell 2000® Value Index	7.84	9.55	13.01	8.17	7.63
Lipper Small-Cap Value Index	9.69	8.95	12.51	8.34	7.99

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.46%, Net: 1.31%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.09%

Sector Allocation (as of 12/31/17)

Interest Rate Sensitive	31.3%
Consumer	14.7
Technology	14.5
Capital Goods	11.2
REITs	10.1
Medical / Healthcare	7.2
Energy	5.9
Utilities	4.9
Basic Materials	4.5

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Enerplus Corp.	3.7%
TiVo Corp.	3.5
Sinclair Broadcast Group, Inc.	3.0
Spire, Inc.	2.6
Umpqua Holdings Corp.	2.4
GEO Group, Inc.	2.4
Glacier Bancorp, Inc.	2.4
Ensign Group, Inc.	2.3
Greenbrier Cos., Inc.	2.3
Silicon Motion Technology Corp.	2.1
Total (% of Net Assets)	26.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. The second waiver/ reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, it is expected that Mr. Dayton will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

8	| www.westcore.com

Westcore Small-Cap Value Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Commentary

Markets were strong in 2017, as the economy held firm and gained steam toward the end of the year. The final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Value stocks underperformed growth stocks and small caps underperformed large caps throughout the year, as valuation remained out of favor and the momentum-driven market continued. Investors focused on stocks of companies that had the highest sales growth and best fundamental execution, regardless of valuation levels. In this environment, it was not surprising that dividend-paying and less volatile stocks underperformed.

Fund Performance

Our value-oriented, dividend-focused strategy tends to lag in momentum-driven markets and this year was consistent with that pattern. We exacerbated the downside with over-optimism in fundamental projections for a handful of stocks and, unfortunately, the penalty was greater than it could have been in a valuation-driven market. The Westcore Small-Cap Value Dividend Fund‘s -1.84% (retail class) return for the year lagged the 7.84% return of its benchmark, the Russell 2000® Value Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in the year were energy, REITs, and utilities. The Fund’s top performer for the year was CyrusOne, Inc., a provider of mission-critical data center facilities. The company benefited from strong demand as leasing trends were robust and pricing remained firm. A bullish outlook for 2018, in conjunction with the announcement of a purchase agreement with Zenium Data Centers, also drove CyrusOne’s stock. Another strong performer was Artisan Partners Asset Management, Inc. This boutique asset manager reported better-than-expected operating results driven by lower expenses. While asset flow trends were still a headwind, new smaller alternative-like products gained traction. The passage of tax reform also buoyed asset manager stock performance late in the year, as investors anticipated accelerating economic growth which could support market valuations, and attract investment flows into actively managed equity products. Greenbrier Cos., Inc., a manufacturer of railcars, was also a standout performer. Strong execution, benefits resulting from diversification, and cost reduction programs led to greater profit margins and free cash flow than the market expected.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark for the year were the capital goods, consumer, and medical/healthcare sectors. AmTrust Financial Services, Inc., an insurer focused on small businesses in lower risk industries, was the Fund’s largest detractor for the year. Stock performance was disappointing as the company addressed necessary financial reporting and accounting improvements. This process resulted in adjustments to financial estimates, which the market did not look upon favorably. We believe that management has been doing the right things to remedy the situation and regain investor confidence, however, the market has clearly taken an alternate view so far. Dean Foods Co., a processor and distributor of dairy products, was a laggard within the capital goods sector. Weaker-than-expected financial results and lowered guidance for earnings estimates was attributed to high industry dairy production, which resulted in aggressive pricing in certain markets, lost volumes, and operating deleverage. This led to profit margin compression and an earnings miss. AMC Entertainment Holdings, Inc. was a major detractor in 2017 as the industry experienced the worst quarterly box office sales in a decade. Investor concerns about Premium Video on Demand (PVOD), a plan that would offer movies to home viewers within the 90-day period in which theaters typically have exclusive rights, and MoviePass, a service in which consumers pay a monthly fee to see up to one movie per day, were only exacerbated by the weak box office sales. AMC’s own high leverage, due to acquisitions, added another layer to the stock’s weakness. We believe movie goers’ behavior hasn’t changed, and that PVOD doesn’t make enough economic sense for studios. In addition, AMC has taken steps to address the leverage issue.

Outlook and Positioning

With the passing of tax reform, the markets finally have a reason to believe that economic growth will accelerate. Such growth is necessary to support historically high equity valuation levels and fuel further stock price appreciation. The question remains whether tax reform will drive capital expenditures and consumer spending high enough to offset wage pressure and other inflation drivers. This could allow the Federal Reserve to normalize policy rates and accelerate the shrinkage of its balance sheet, thereby putting a damper on the economy’s growth rate. An accelerating economy is typically more beneficial to economically-sensitive, domestic-focused, and smaller capitalization stocks, and tax reform should positively impact higher tax sectors such as financials, consumer discretionary, and capital goods. We believe our strategy is well positioned in this type of environment and we are working hard to improve our stock selection and bounce back, as we have in the past, from a tough year of performance.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
CyrusOne, Inc.	1.32%	0.74%
Artisan Partners Asset Management, Inc.	1.65	0.64
Greenbrier Cos., Inc.	1.99	0.53
AdvancePierre Foods Holdings, Inc.	0.45	0.49
Enerplus Corp.	2.33	0.49
5 Lowest	Average Weight	Contribution to Return
Aceto Corp.	0.96%	-0.81%
SM Energy Co.	1.39	-0.93
AMC Entertainment Holdings, Inc.	1.41	-1.30
Dean Foods Co.	2.39	-1.88
AmTrust Financial Services, Inc.	2.15	-2.06

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	9

Westcore Small-Cap Growth Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

Adam C. Bliss Portfolio Manager*

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	25.98%	9.29%	—	—	8.19%	12/20/2013
Institutional Class (WISGX)	25.94[a]	9.57	—	—	8.50	12/20/2013
Russell 2000® Growth Index	22.17	10.28	—	—	9.47
Lipper Small-Cap Growth Index	24.77	10.09	—	—	8.32

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 5.93%, Net: 1.24%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.63%, Net: 0.99%

Sector Allocation (as of 12/31/17)

Information Technology	31.0%
Health Care	19.6
Consumer Discretionary	15.9
Industrials	10.6
Financials	9.9
Energy	4.2
Consumer Staples	2.9
Materials	2.0
Telecommunication Services	1.8
Real Estate	1.7

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Evercore, Inc.	2.6%
EPAM Systems, Inc.	2.5
Envestnet, Inc.	2.4
Live Nation Entertainment, Inc.	2.2
Globus Medical, Inc.	2.1
PolyOne Corp.	2.0
Hexcel Corp.	2.0
Vail Resorts, Inc.	1.9
Cogent Communications Holdings, Inc.	1.8
Microsemi Corp.	1.8
Total (% of Net Assets)	21.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.24% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

*	As was announced on January 10, 2018, it is expected that Mr. Bliss will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

[a]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

10	| www.westcore.com

Westcore Small-Cap Growth Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

Equity markets continued to push higher in the fourth quarter, with nearly all broad U.S. indexes closing 2017 at, or near, all-time highs. Underneath the strength of the overall markets, there was significant divergence in the type of stock that performed well in 2017. For the year, the Russell 2000® Growth Index returned 22.17% versus the Russell 2000® Value Index’s 7.84% return in 2017. This was the mirror opposite of 2016 when small-cap value stocks trounced small-cap growth stocks by over 20%. Taking a step back, the Russell 2000® Growth Index has outperformed the Russell 2000® Value Index by more than 2% annualized for the last five years and more than 1% annualized during the last decade.

Fund Performance

For 2017, the Westcore Small-Cap Growth Fund outperformed its benchmark, returning 25.98% (retail class) compared to the Russell 2000® Growth Index’s 22.17% return.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in 2017 were information technology, financials, and industrials. The Fund’s best-performing stock for the year was LendingTree, Inc., an online lead generation company for the lending industry. The company’s newer service offerings, which are outside of its traditional mortgage lending lead-generation stronghold, showed greater traction in 2017, and the fundamental outlook for the company remained robust. RingCentral, Inc., a leading provider of cloud-based communications services, was also a strong contributor during 2017. The company has shown solid growth in its markets by disrupting legacy on-premise communications systems with next-generation solutions. In 2017, the company showed success in moving up-market by winning deals with larger organizations than its typical small- and medium-sized business customer. We view this as a testament to the company’s strong technology offering. Intersect ENT, Inc., a leader in the development of medical devices for the treatment of chronic sinusitis, was another top performer during 2017. The stock outperformed primarily due to a base business that was less affected by previous insurance reimbursement changes than anticipated. This, coupled with enthusiasm about the company’s recently FDA-approved next-generation sinus implant offering, Sinuva, drove the stock.

Detractors from Return

The three sectors that detracted most from the from the Fund’s performance relative to its benchmark in 2017 were energy, health care, and materials. The Fund’s worst performing stock for the year was National CineMedia, Inc., a leading platform for the display of advertisements, primarily before the beginning of movies. The company experienced severe headwinds in cinema advertising trends as spending continued to shift to online advertising and the overall box office backdrop disappointed. We sold the Fund’s the position during the fourth quarter. PDC Energy, Inc., an exploration and production company in the energy sector, was another significant detractor. The company suffered as its assets in Colorado faced infrastructure and regulatory headwinds. Additionally, the company experienced operational shortfalls stemming from its recently acquired Permian Basin acreage. Party City Holdco, Inc., a vertically integrated retailer of party goods, underperformed in 2017. Weaker-than-expected revenues and increasing concerns over the competitive environment, particularly from online retailers, hampered the stock. We sold the Fund’s position in the stock during the fourth quarter due to these issues.

Outlook and Positioning

As of the end of 2017, the Fund was overweighted primarily in the information technology and financial sectors and underweighted primarily in the industrials and health care sectors.

The current economic expansion is the third longest ever recorded in the United States. It now sits at eight and half years, setting the backdrop for what has been a remarkable bull market. While we believe we are in the later stages of the economic cycle, tax reform likely improves the short-term economic outlook in 2018. As always, we are focused on companies that we believe can thrive by offering innovative and disruptive products or services. Ultimately, we believe these companies are less sensitive to economic cycles and are a strong foundation for our growth portfolios.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
LendingTree, Inc.	1.42%	1.90%
RingCentral, Inc.	1.36	1.33
Advisory Board Co.	1.66	1.30
Intersect ENT, Inc.	0.90	1.21
Take-Two Interactive Software, Inc.	0.73	1.09
5 Lowest	Average Weight	Contribution to Return
Party City Holdco, Inc.	0.88%	-0.33%
Flotek Industries, Inc.	0.62	-0.39
IMAX Corp.	1.57	-0.45
PDC Energy, Inc.	1.33	-0.52
National CineMedia, Inc.	0.60	-0.63

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	11

Westcore Small-Cap Growth Fund II	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

Adam C. Bliss Portfolio Manager*

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Institutional Class (WTSLX)*	33.25%	1.99%	10.09%	4.49%	10.13%	10/1/1999
Russell 2000® Growth Index	22.17	10.28	15.21	9.19	6.91
Westcore Small-Cap Growth II Custom Index	22.17	9.38	14.73	8.83	7.57
Russell Midcap® Growth Index	25.27	10.30	15.30	9.10	7.72
Lipper Small-Cap Growth Index	24.77	10.09	13.92	7.84	7.29

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.24%, Net: 1.15%

Sector Allocation (as of 12/31/17)

Information Technology	30.8%
Health Care	19.5
Consumer Discretionary	15.9
Industrials	10.5
Financials	9.9
Energy	4.2
Consumer Staples	2.9
Materials	2.0
Telecommunication Services	1.8
Real Estate	1.7

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Evercore, Inc.	2.6%
EPAM Systems, Inc.	2.5
Envestnet, Inc.	2.4
Live Nation Entertainment, Inc.	2.2
PolyOne Corp.	2.0
Globus Medical, Inc.	2.0
Hexcel Corp.	1.9
Vail Resorts, Inc.	1.8
Tyler Technologies, Inc.	1.8
MGP Ingredients, Inc.	1.8
Total (% of Net Assets)	21.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	Effective December 27, 2016 the Retail Class was designated Institutional Class.

Effective December 27, 2016, the Westcore Select Fund was renamed the Westcore Small-Cap Growth Fund II and was repositioned to focus on small growth companies.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Institutional Class (formerly known as the Retail Class prior to December 27, 2016) for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

*	As was announced on January 10, 2018, it is expected that Mr. Bliss will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

12	| www.westcore.com

Westcore Small-Cap Growth Fund II	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

Equity markets continued to push higher in the fourth quarter, with nearly all broad U.S. indexes closing 2017 at, or near, all-time highs. Underneath the strength of the overall markets, there was significant divergence in the type of stock that performed well in 2017. For the year, the Russell 2000® Growth Index returned 22.17% versus the Russell 2000® Value Index’s 7.84% return in 2017. This was the mirror opposite of 2016 when small-cap value stocks trounced small-cap growth stocks by over 20%. Taking a step back, the Russell 2000® Growth Index has outperformed the Russell 2000® Value Index by more than 2% annualized for the last five years and more than 1% annualized during the last decade.

Fund Performance

For 2017, the Westcore Small-Cap Growth Fund II outperformed its benchmark, returning 33.25% compared to the Russell 2000® Growth Index’s 22.17% return. At the end of June, the Westcore Small-Cap Growth Fund II received a settlement payment from a stock that was held in the Fund several years ago, prior to its change in investment strategy on December 27, 2016. This payment added 4.34% to the Fund’s return on the date it was recorded.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in 2017 were information technology, financials, and industrials. The Fund’s best-performing stock for the year was LendingTree, Inc., an online lead generation company for the lending industry. The company’s newer service offerings, which are outside of its traditional mortgage lending lead-generation stronghold, showed greater traction in 2017, and the fundamental outlook for the company remained robust. RingCentral, Inc., a leading provider of cloud-based communications services, was also a strong contributor during 2017. The company has shown solid growth in its markets by disrupting legacy on-premise communications systems with next-generation solutions. In 2017, the company showed success in moving up-market by winning deals with larger organizations than its typical small- and medium-sized business customer. We view this as a testament to the company’s strong technology offering. Intersect ENT, Inc., a leader in the development of medical devices for the treatment of chronic sinusitis, was another top performer during 2017. The stock outperformed primarily due to a base business that was less affected by previous insurance reimbursement changes than anticipated. This, coupled with enthusiasm about the company’s recently FDA-approved next-generation sinus implant offering, Sinuva, drove the stock.

Detractors from Return

The three sectors that detracted most from the from the Fund’s performance relative to its benchmark in 2017 were energy, materials, and telecommunication services. The Fund’s worst performing stock for the year was National CineMedia, Inc., a leading platform for the display of advertisements, primarily before the beginning of movies. The company experienced severe headwinds in cinema advertising trends as spending continued to shift to online advertising and the overall box office backdrop disappointed. We sold the Fund’s the position during the fourth quarter. PDC Energy, Inc., an exploration and production company in the energy sector, was another significant detractor. The company suffered as its assets in Colorado faced infrastructure and regulatory headwinds. Additionally, the company experienced operational shortfalls stemming from its recently acquired Permian Basin acreage. Party City Holdco, Inc., a vertically integrated retailer of party goods, underperformed in 2017. Weaker-than-expected revenues and increasing concerns over the competitive environment, particularly from online retailers, hampered the stock. We sold the Fund’s position in the stock during the fourth quarter due to these issues.

Outlook and Positioning

As of the end of 2017, the Fund was overweighted primarily in the information technology and financial sectors and underweighted primarily in the industrials and health care sectors.

The current economic expansion is the third longest ever recorded in the United States. It now sits at eight and half years, setting the backdrop for what has been a remarkable bull market. While we believe we are in the later stages of the economic cycle, tax reform likely improves the short-term economic outlook in 2018. As always, we are focused on companies that we believe can thrive by offering innovative and disruptive products or services. Ultimately, we believe these companies are less sensitive to economic cycles and are a strong foundation for our growth portfolios.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
LendingTree, Inc.	1.43%	1.94%
Advisory Board Co.	1.67	1.43
RingCentral, Inc.	1.36	1.41
Intersect ENT, Inc.	0.90	1.27
Take-Two Interactive Software, Inc.	0.74	1.16
5 Lowest	Average Weight	Contribution to Return
Party City Holdco, Inc.	0.88%	-0.31%
Flotek Industries, Inc.	0.62	-0.42
IMAX Corp.	1.57	-0.48
PDC Energy, Inc.	1.33	-0.60
National CineMedia, Inc.	0.60	-0.66

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	13

Westcore Global Large-Cap Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager*	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	19.56%	8.88%	10.92%	5.60%	8.72%	6/1/1988
Institutional Class (WIMVX)	19.78	9.02	11.10	5.77	8.78	9/28/2007
Russell Developed Large-Cap Index	22.51	9.36	11.87	5.26	—
Westcore Global Large-Cap Dividend Custom Index	22.51	9.36	12.17	6.78	9.98
S&P 500® Index	21.83	11.41	15.79	8.50	10.58
Lipper Large-Cap Core Index	21.63	10.70	14.76	7.65	9.55

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.23%, Net: 1.00%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.23%, Net: 0.82%

Sector Allocation (as of 12/31/17)

Information Technology	14.8%
Consumer Discretionary	14.1
Consumer Staples	14.0
Health Care	13.8
Financials	12.5
Energy	9.6
Industrials	9.6
Materials	4.0
Utilities	2.9
Telecommunication Services	2.1

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Apple, Inc.	4.3%
AbbVie, Inc.	4.2
Lowe's Cos., Inc.	4.1
Wal-Mart Stores, Inc.	4.1
Koninklijke DSM N.V.	4.0
Broadridge Financial Solutions, Inc.	3.9
Sage Group PLC	3.9
Occidental Petroleum Corp.	3.8
Bayer AG	3.5
Toyota Motor Corp.	3.5
Total (% of Net Assets)	39.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.99% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, it is expected that Mr. Dayton will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

14	| www.westcore.com

Westcore Global Large-Cap Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Commentary

Markets were strong in 2017, as the economy held firm and gained steam toward the end of the year. The final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Value stocks underperformed growth stocks and small caps underperformed large caps throughout the year, as valuation remained out of favor and the momentum-driven market continued. Investors focused on stocks of companies that had the highest sales growth and best fundamental execution, regardless of valuation levels. In this environment, it was not surprising that dividend-paying and less volatile stocks underperformed.

Fund Performance

Our value-oriented, dividend-focused strategy tends to lag in momentum-driven markets and this year was consistent with that pattern. The Westcore Global Large-Cap Dividend Fund‘s 19.56% (retail class) return for the year lagged the 22.51% return of its benchmark, the Russell Developed Large-Cap Index.

Contributors to Return

The health care, consumer staples, and materials sectors contributed the most to the Fund’s return relative to its benchmark in 2017. From an individual stock perspective, rail transport provider CSX Corp. was the Fund’s strongest contributor. Its outperformance during the year was largely the result of a change in the company’s leadership, which brought favorable operational objectives to the business. Royal DSM (official stock name Koninklijke DSM N.V.), a manufacturer of nutritional and pharmaceutical ingredients, as well as industrial chemicals, also contributed positively to the Fund’s performance in 2017. Continued benefits from restructuring in its nutrition segment and strength in its performance materials segment led to an upside earnings surprise. AbbVie, Inc. was another positive contributor to the Fund’s performance. This global biopharmaceutical company reported solid financial results and favorable product pipeline news. Additionally, a legal decision involving one of its largest products came out in AbbVie’s favor and a positive resolution to patent dispute with Amgen Inc. was reached. Apple, Inc., a mobile device and personal computer manufacturer, was another outperformer for the year. Apple posted strong earnings results for its new iPhone product cycle, has a sizable cash position on its balance sheet, and has remained a consistent generator of cash flow to support a growing dividend.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark for the year were information technology, financials and consumer discretionary. From an individual stock perspective, Mattel, Inc., a manufacturer and marketer of a broad variety of toy products, was the Fund’s largest detractor. Poor financial performance led Mattel’s management to reduce earnings estimates along with its quarterly dividend payout. BT Group PLC, a British telecommunications provider, was an underperformer during the year due to a confluence of events, including a negative revision to its business in Italy, uncertainty regarding management’s commitment to future dividend growth, and increasing concerns surrounding pension liabilities. While near-term factors have pressured the stock, we believe the company’s longer-term cash flow profile is supportive of a growing dividend over time. Brambles, Ltd., a global supply-chain logistics company that provides pallet and other container solutions used to transport goods, underperformed for the year. Its pallets business in the United States experienced headwinds due to short-term competitive factors that resulted in reduced profit margins and less volume growth. Royal Vopak (official stock name Koninklijke Vopack N.V.), a Dutch operator of global petroleum storage, underperformed in the year. The lower oil price environment and OPEC’s inventory rebalancing initiatives resulted in volume and pricing pressure for Vopak.

Outlook and Positioning

With the passing of tax reform, the markets finally have a reason to believe that economic growth will accelerate. Such growth is necessary to support historically high equity valuation levels and fuel further stock price appreciation. The question remains whether tax reform will drive capital expenditures and consumer spending high enough to offset wage pressure and other inflation drivers. This could allow the Federal Reserve to normalize policy rates and accelerate the shrinkage of its balance sheet, thereby putting a damper on the economy’s growth rate. Global economic conditions have continued to improve and inflationary pressures have remained muted. Slow and gradual normalization of monetary policy abroad, similar to what we’re seeing in the United States, could continue to support economic growth. We believe our strategy is well positioned in this type of environment and we are working hard to improve our stock selection and bounce back, as we have in the past, from a tough year of performance.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
CSX Corp.	4.08%	1.96%
Koninklijke DSM N.V.	3.39	1.86
AbbVie, Inc.	3.46	1.81
Apple, Inc.	4.04	1.76
Wal-Mart Stores, Inc.	3.51	1.50
5 Lowest	Average Weight	Contribution to Return
QUALCOMM, Inc.	2.71%	-0.06%
Koninklijke Vopak N.V.	1.97	-0.27
Brambles, Ltd.	2.97	-0.40
BT Group PLC	2.31	-0.51
Mattel, Inc.	1.42	-0.99

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	15

Westcore Large-Cap Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager*	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	16.73%	6.69%	11.51%	5.66%	8.85%	6/1/1988
Institutional Class (WILGX)	17.10[a]	6.97	11.76	5.85	8.92	9/28/2007
Russell 1000® Index	21.69	11.23	15.71	8.59	10.70
Westcore Large-Cap Dividend Custom Index	21.69	11.25	15.75	9.25	10.23
Russell 1000® Growth Index	30.21	13.79	17.33	10.00	10.48
Lipper Large-Cap Core Index	21.63	10.70	14.76	7.65	9.55

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.30%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.49%, Net: 0.67%

Sector Allocation (as of 12/31/17)

Consumer Discretionary	20.1%
Information Technology	19.1
Consumer Staples	15.7
Health Care	14.4
Industrials	7.8
Financials	7.7
Utilities	7.0
Energy	4.1
Materials	4.0
Real Estate	1.7

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Lowe's Cos, Inc.	4.2%
Kimberly-Clark Corp.	4.1
Ralph Lauren Corp.	4.1
Occidental Petroleum Corp.	4.1
Wal-Mart Stores, Inc.	4.0
Eastman Chemical Co.	4.0
L3 Technologies, Inc.	4.0
International Business Machines Corp.	4.0
McDonald's Corp.	4.0
Target Corp.	3.9
Total (% of Net Assets)	40.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Effective December 27, 2016, the Westcore Growth Fund was renamed the Westcore Large-Cap Dividend Fund and was repositioned to focus on large, dividend-paying companies.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.89% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, it is expected that Mr. Dayton will resign from Denver Investments and no longer serve as a portfolio manager of the Fund effective as of the earlier of the closing of the transaction with Segall Bryant & Hamill, LLC (“SBH”) or March 31, 2018. For more details regarding the transaction with SBH, please see note 10, Subsequent Event, in the Notes to Financial Statements section of this report.

[a]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

16	| www.westcore.com

Westcore Large-Cap Dividend Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Commentary

Markets were strong in 2017, as the economy held firm and gained steam toward the end of the year. The final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Value stocks underperformed growth stocks and small caps underperformed large caps throughout the year, as valuation remained out of favor and the momentum-driven market continued. Investors focused on stocks of companies that had the highest sales growth and best fundamental execution, regardless of valuation levels. In this environment, it was not surprising that dividend-paying and less volatile stocks underperformed.

Fund Performance

Our value-oriented, dividend-focused strategy tends to lag in momentum-driven markets and this year was consistent with that pattern. The Westcore Large-Cap Dividend Fund‘s 16.73% (retail class) return lagged the 21.69% return of its benchmark, the Russell 1000® Index.

Contributors to Return

The industrials, energy, and telecommunications sectors contributed the most to the Fund’s return relative to its benchmark in 2017. From an individual stock perspective, AbbVie, Inc. was the Fund’s strongest contributor. This global biopharmaceutical company reported solid financial results and favorable product pipeline news. Additionally, a legal decision involving one of its largest products came out in AbbVie’s favor and a positive resolution to patent dispute with Amgen Inc. was reached. Rail transport provider CSX Corp. also contributed positively to the Fund’s performance in 2017. Its outperformance during the year was largely the result of a change in the company’s leadership, which brought favorable operational objectives to the business. Apple, Inc., a mobile device and personal computer manufacturer, was an outperformer for the year. Apple posting strong earnings results for its new iPhone product cycle, has a sizable cash position on its balance sheet, and has remained a consistent generator of cash flow supporting a growing dividend.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark for the year were information technology, utilities, and consumer discretionary. From an individual stock perspective, Mattel, Inc., a manufacturer and marketer of a broad variety of toy products, was the Fund’s largest detractor. Poor financial performance led Mattel’s management to reduce earnings estimates along with its quarterly dividend payout. Pharmaceutical and medical product distribution company, Cardinal Health, Inc., was another underperformer in 2017. Its share price was weighed down after the company reported that, while it beat earnings estimates, it slightly missed expectations for revenues and profitability. In tandem with financial results, the company announced the retirement of its current CEO, effective January 2018. Further contributing to share price weakness, Amazon’s seeming foray into medical product distribution equates to a potentially dangerous competitor in Cardinal’s recently increased medical product business. Edison International, a renewable energy company, underperformed for the year as a result of widespread wildfires in Southern California that occurred during the fourth quarter. Due to California’s unusual legal environment, there exists a level of uncertainty as to how much of the damage will be covered by insurance.

Outlook and Positioning

With the passing of tax reform, the markets finally have a reason to believe that economic growth will accelerate. Such growth is necessary to support historically high equity valuation levels and fuel further stock price appreciation. The question remains whether tax reform will drive capital expenditures and consumer spending high enough to offset wage pressure and other inflation drivers. This could allow the Federal Reserve to normalize policy rates and accelerate the shrinkage of its balance sheet, thereby putting a damper on the economy’s growth rate. Global economic conditions have continued to improve and inflationary pressures have remained muted. Slow and gradual normalization of monetary policy abroad, similar to what we’re seeing in the United States, could continue to support economic growth. We believe our strategy is well positioned in this type of environment and we are working hard to improve our stock selection and bounce back, as we have in the past, from a tough year of performance.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
AbbVie, Inc.	3.92%	2.12%
CSX Corp.	3.98	2.11
Apple, Inc.	3.95	1.83
McDonald's Corp.	3.96	1.67
Wal-Mart Stores, Inc.	3.95	1.64
5 Lowest	Average Weight	Contribution to Return
International Business Machines Corp.	3.68%	-0.18%
Target Corp.	3.14	-0.22
Edison International	3.84	-0.24
Cardinal Health, Inc.	3.61	-0.51
Mattel, Inc.	1.55	-1.00

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	17

Westcore Micro-Cap Opportunity Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	5.70%	7.75%	13.39%	—	9.80%	6/23/2008
Russell Microcap® Index	13.17	8.91	14.29	—	9.41
Lipper Small-Cap Core Index	13.95	10.17	13.64	—	9.59

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.09%, Net: 1.30%

Sector Allocation (as of 12/31/17)

Financials	25.8%
Health Care	20.1
Industrials	12.2
Consumer Discretionary	11.9
Information Technology	11.4
Energy	4.9
Materials	4.0
Consumer Staples	2.6
Real Estate	2.5
Utilities	1.3

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Medifast, Inc.	1.2%
Schnitzer Steel Industries, Inc.	1.2
Sucampo Pharmaceuticals, Inc.	1.2
Universal Insurance Holdings, Inc.	1.1
Allied Motion Technologies, Inc.	1.1
Bristow Group, Inc.	1.1
Exactech, Inc.	1.1
Bancorp, Inc.	1.1
ANI Pharmaceuticals, Inc.	1.0
Continental Building Products, Inc.	1.0
Total (% of Net Assets)	11.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

18	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

Despite a weak start, 2017 was another good year for micro-cap stocks. The year’s final move higher was driven by passage of a tax reform bill and the hope that lower corporate and individual tax rates would accelerate economic growth in 2018 and beyond. Against this backdrop, the Russell Microcap® Index experienced double-digit returns for the second consecutive year.

Fund Performance

The Westcore Micro-Cap Opportunity Fund returned 5.70% for the year, underperforming its benchmark, the Russell Microcap® Index, which returned 13.17%. The Fund produced positive returns in 8 of 11 sectors, while the benchmark produced positive returns in 10 of the 11 sectors. The sectors in which the Fund produced negative returns were energy, consumer discretionary, and telecommunication services. Energy was the only sector in the benchmark to produce a negative return. The Fund outperformed the benchmark in 4 of the 11 sectors.

The models used to help manage and select stocks for the Fund faced significant factor headwinds during the year. Within the Russell Microcap® Index in 2017, the 20% of companies that were the most expensive outperformed the 20% that were the cheapest by 17.25%, or 24.32% versus 7.07%. However, companies with low debt-to-equity ratios, and those that ranked high on the Piotroski Score (a measure of a firm’s financial strength), outperformed their peers. Growth stocks significantly outpaced value stocks during the year. As such, companies with strong historical and/or projected sales growth outperformed weaker growing firms. Additionally, stocks with lower volatility, as measured by beta and price variation, outperformed their more volatile counterparts.

Contributors to Return

The energy, materials, and utilities sectors were the Fund’s strongest contributors relative to the benchmark. Among the Fund’s best-performing holdings this year was Spectrum Pharmaceuticals, Inc. This commercial-stage biotechnology company has fully integrated commercial and drug development operations and specializes in hematology and oncology. The company’s Poziotinib drug has performed well in lung cancer studies. IXYS Corp. was another significant contributor to the Fund’s performance in 2017. This power semiconductor manufacturer was acquired by Littelfuse Inc. during the third quarter. Florida-based Exactech, Inc. was another strong performer. This leading manufacturer and distributor of orthopedic implant devices entered into an agreement to be acquired by TPG Capital during the fourth quarter.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark in 2017 were information technology, telecommunication services, and consumer discretionary. Big 5 Sporting Goods Corp. was the Fund’s most significant detractor for the year. This sporting goods retailer underperformed as 2017 results fell short of estimates. Also among the Fund’s detractors was DHI Group, Inc., a leading provider of data, insights, and employment connections to specialized professional communities. The stock struggled after the company announced that it had concluded its exploration of alternative ownership options and would continue to operate independently. Another detractor from the Fund’s performance in 2017 was Ingles Markets, Inc., a regional chain of grocery stores in the southeast. The stock reacted poorly to the news of Amazon.com Inc. purchasing Whole Foods.

Outlook and Positioning

The passage of tax reform has added to the continuing improvement in global economic growth and rising corporate earnings. The combination of still-low interest rates, a relatively stable monetary policy, and domestic regulatory relief suggests a promising outlook for 2018. With more job openings in the retail industry than at any time since the turn of the century, companies like Wal-Mart Stores, Inc. have increased starting wages by over 20% and have handed out bonuses to existing employees. Long-term nominal wage growth will likely go a long way towards establishing broad-based economic growth. While valuations are historically high for many large-cap stocks, we believe micro-cap stocks, particularly those inexpensive based on the cash flow to enterprise value, remain relatively attractive.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
Spectrum Pharmaceuticals, Inc.	0.88%	1.43%
OraSure Technologies, Inc.	0.94	0.88
Exactech, Inc.	0.93	0.59
IXYS Corp.	0.70	0.56
Medifast, Inc.	0.84	0.50

5 Lowest	Average Weight	Contribution to Return
Rubicon Project, Inc.	0.26%	-0.31%
Francesca's Holdings Corp.	0.29	-0.39
Ingles Markets, Inc.	0.44	-0.41
DHI Group, Inc.	0.36	-0.45
Big 5 Sporting Goods Corp.	0.51	-0.52

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	19

Westcore International Small-Cap Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class
(WTIFX)	33.64%	11.12%	6.39%	6.17%	5.93%	12/15/1999
Institutional Class (WIIFX)	33.89	11.24	6.46	6.21	5.95	4/29/2016
MSCI ACWI ex USA Small-Cap Index	31.65	11.96	10.03	4.69	7.65
MSCI EAFE Small-Cap Index	33.01	14.20	12.85	5.77	8.34
Lipper International Small-Cap Index	32.68	12.22	11.32	5.17	7.92

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.77%, Net: 1.50%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.65%, Net: 1.25%

Sector Allocation (as of 12/31/17)

Information Technology	37.4%
Consumer Discretionary	27.5
Financials	13.3
Health Care	10.1
Industrials	4.7
Consumer Staples	2.7
Real Estate	1.5

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/17)

Keywords Studios PLC	4.9%
Webjet, Ltd.	4.4
Sanne Group PLC	4.3
China Medical System Holdings, Ltd.	4.0
Corporate Travel Management, Ltd.	3.9
Fu Shou Yuan International Group, Ltd.	3.5
M&A Capital Partners Co., Ltd.	3.5
Constellation Software, Inc.	3.4
Boyd Group Income Fund	3.2
Just Eat PLC	3.1
Total (% of Net Assets)	38.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing April 29, 2016 so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds Financial Highlights do not exceed 1.44%. The second and third sentences of the paragraph above otherwise remain in full force and effect. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

20	| www.westcore.com

Westcore International Small-Cap Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

Global earnings growth appeared to fuel equity market returns in 2017 as most international indexes posted strong, positive performance for the year. Continued low interest rates, the effects of monetary easing over the past handful of years, and stubbornly low market volatility have seemed to keep investors content, despite equity valuations continuing to increase. Although geopolitical concerns ebb and flow, markets have not appeared to be overly concerned. Investors have generally been rewarded for taking on the risk of staying fully invested.

Fund Performance

The Westcore International Small-Cap Fund’s 33.64% (retail class) return for 2017 outpaced the 31.65% return of its benchmark, the MSCI ACWI ex USA Small Cap Index. Geography played a role in relative performance with particular strength coming from companies domiciled in Japan and Ireland. Although stocks domiciled in Israel and Australia were positive contributors to the Fund’s absolute performance, they were a drag on relative results. However, we believe that underlying stock performance, regardless of domicile, was more important than the overall geographic allocations of the Fund in 2017.

Contributors to Return

The Funds outperformance in 2017 was largely driven by holdings that continued to grow quickly, with reasonable valuations relative to that growth. An example is Ireland-based Keywords Studios PLC, a service provider to the video game industry. The company provides sound and art production, as well as localization, which includes translation and cultural adaptation of in-game text and audio, for video games. It is the largest consolidator in the sector and has benefited from video game manufacturers’ proclivity to outsource these important functions. Another significant contributor to performance in 2017 was Japan-based Nihon M&A Center, Inc. Nihon M&A helps small-and medium-sized private companies in Japan find new owners to take over as existing business owners want to retire. The company has grown earnings quickly as it has benefited from Japan’s aging society, in which 50% of companies have a president who is over 60 years of age and an estimated 150,000 companies lack a qualified successor.

Detractors from Return

Hong Kong-based PAX Global Technology Ltd. is a leading manufacturer of electronic funds transfer point of sales (EFT-POS) terminals. These terminals are commonly recognized as the handheld devices that restaurant servers process dinner bill payments with. The move to higher security in credit card payments has, over time, helped global growth in the industry. Unfortunately, during the year, PAX’s earnings were negatively affected by weaker sales growth in China, due in part to a product launch delay and higher-than-expected costs. Another detractor from performance was Japan-based FIRSTLOGIC, Inc. Firstlogic operates the largest web portal for real estate investment in Japan. The listing of real estate investments online remains an underpenetrated market in Japan, and Firstlogic has been growing its listing base. This, in turn, is driving website traffic and, we believe, increasing the value of the service for all users. In its favor, Firstlogic’s online listing business is supported by increasing online advertising penetration, and demographic factors, such as declining marriage rates that have been supporting demand for rentals.

Outlook and Positioning

The Fund’s performance since making adjustments to our portfolio construction process towards the end of 2015 has been encouraging. The major components of these adjustments apply to risk controls, such as the size of individual Fund holdings. While each holding continues to be an important component of the Fund, generally, we are no longer maintaining outsized positions that may, on an individual basis, dramatically affect overall performance. Another positive is that the Fund outperformed despite continued headwinds from low market volatility in 2017. We are optimistic that even if volatility remains low, we will continue to find attractive investments in fundamentally sound, fast-growing companies that we believe are undervalued.

Stock Performance (for the year ended 12/31/17)

5 Highest	Average Weight	Contribution to Return
Keywords Studios PLC	2.53%	3.25%
Arcland Service Holdings Co., Ltd.	3.22	2.61
CellaVision AB	2.17	2.15
Nihon M&A Center, Inc.	2.54	1.94
Qualicorp SA	2.51	1.84
5 Lowest	Average Weight	Contribution to Return
PAX Global Technology Ltd.	1.92%	-0.44%
FIRSTLOGIC, Inc.	0.37	-0.46
Kakaku.com, Inc.	1.04	-0.66
Utilitywise PLC	0.40	-0.69
Sapiens International Corp. NV	2.79	-0.76

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this table.

Annual Report | December 31, 2017 |	21

Westcore Flexible Income Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	6.18%	5.60%	5.23%	5.47%	7.42%	3.82%	6/1/1988
Institutional Class (WILTX)	6.35	5.81	5.42	5.63	7.47	3.99	9/28/2007
Bloomberg Barclays U.S. Corporate High Yield Ba Index	7.32	6.21	5.81	8.40	8.66	–
Lipper High Current Yield Index	7.53	5.43	5.22	6.47	6.94	–

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.96%, Net: 0.86%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.85%, Net: 0.64%

Asset Allocation (as of 12/31/17)

Industrial	83.5%
Financial Institutions	6.7
Commercial Mortgage-Backed Securities	3.4
Consumer Staples	2.7
Real Estate	1.5
Residential Mortgage-Backed Securities	0.8
Energy Equipment & Services	0.8

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/17)

Goodyear Tire & Rubber Co.	2.7%
Range Resources Corp.	2.6
MPLX LP	2.5
FMG Rsources	2.5
Potlatch Corp.	2.1
CCO Holdings LLC	2.0
Amerigas Partners	2.0
United Rental	2.0
Quintiles Trans	2.0
Tesoro Corp.	2.0
Total (% of Net Assets)	22.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.69% for the retail class and 3.88% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.85% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.

22	| www.westcore.com

Westcore Flexible Income Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

The Bloomberg Barclays U.S. Corporate High Yield Index posted a solid 7.50% return for 2017, after a very strong 2016, in which it returned 17.13%. Looking at returns on a monthly basis, there were three months in which the high-yield market took breathers during 2017, March, August, and November. In each instance, however, the “pause” created a less than 0.30% monthly loss, and was explained by more idiosyncratic factors than systematic concerns. The high-yield market outperformed the investment grade market for the second year in a row, with the Bloomberg Barclays U.S. Corporate Index posting a 6.42% return for 2017. Given that U.S. equities returned 21.13% for the year, as measured by the Russell 3000® Index, it was unsurprising that the Bloomberg Barclays U.S. Corporate High Yield Caa Index was the best high-yield performer for 2017, with its 10.38% return. This exceeded the gains of both the Bloomberg Barclays U.S. Corporate High Yield Ba Index and the Bloomberg Barclays U.S. Corporate High Yield B Index, which produced 7.32% and 6.49%, respectively.

From a fundamentals standpoint, companies in the high-yield market continued to show improving revenue trends on a year-over-year basis, and the number of defaults during 2017 fell dramatically, leading the issuer default rate to fall from 6.90% at the start of the year to 3.55% by year-end. Most of this improvement was driven by a better backdrop for commodity issuers, as the default rate ex-commodities only fell from 3.13% to 3.01%. Looking at returns from different high-yield industry sectors, it is apparent that the market has been choosing winners and losers in today’s economy. On the losing side were the telecommunications and retail sectors, while the winners included the banks, transportation, and utilities sectors. Both the telecommunications and retail sectors faced increased pressure during the year, as their traditional business models have been under attack by disruptive entrants.

Fund Performance

The Westcore Flexible Income Fund’s 6.18% (retail class) return for the year lagged the 7.32% return recorded by its benchmark, the

Bloomberg Barclays U.S. Corporate High Yield Ba Index. The Fund benefited from positions in long duration bonds, as well as securities that were upgraded to investment grade during the year. These gains were more than offset by the Fund’s positions in short duration yield-to-call bonds, as well as a few positions in the telecommunications, energy, and consumer products sectors.

Outlook and Positioning

As of year-end, high-yield credit spreads, as gauged by the Bloomberg Barclays U.S. Corporate High Yield Index, ranked in the top fifteenth percentile when compared to historical levels going back to the beginning of 1994. The recent passage of tax reduction legislation will likely help to boost growth over the next two to three years, due to increased business capital investment, and wage increases being passed on to workers. We also expect the default rate, which ended the year at 3.55%, to remain below its long-term average of 4.48%. However, given the absolute level of credit spreads today compared to historical levels, and recognizing that we are late in an already extended credit cycle, we have positioned the Fund to go on the offensive if dislocations occur and the situation warrants.

We position the Fund with a longer-term investment orientation and an emphasis on higher-quality high-yield bonds. The goal of which is reducing the Fund’s volatility while providing solid risk-adjusted returns over time. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high-yield fund, but who are also more sensitive to volatility and more focused on capital preservation.

Fund Name Update

In order to more accurately reflect the investment strategy of the Westcore Flexible Income Fund, effective April 30, 2018, the Fund’s name will be changed to the Westcore Quality High Yield Fund.

Annual Report | December 31, 2017 |	23

Westcore Plus Bond Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management*

Kenneth A. Harris, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	4.74%	2.83%	2.61%	4.15%	6.05%	2.81%	6/1/1988
Institutional Class (WIIBX)	4.81	3.00	2.77	4.29	6.10	2.96	9/28/2007
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.24	2.10	4.01	6.37	—
Lipper Core Plus Bond Index**	4.62	2.76	2.61	4.81	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.78%, Net: 0.55% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.56%, Net: 0.38%

Asset Allocation (as of 12/31/17)

Mortgage-Backed Securities Passthrough	20.9%
Industrial	20.2
Financial Institutions	14.3
Treasury	13.8
Local Authority	8.4
Commercial Mortgage-Backed Securities	6.4
Asset Backed Securities	5.8
Residential Mortgage-Backed Securities	3.4
Utility	2.3
Collateralized Loan Obligations	1.5

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/17)
San Diego Airport	1.9%
Washington State	1.7
Washington REIT	1.3
Crown Castle Towers LLC	1.2
AMXCA	1.2
North Texas Tollway Authority	1.2
San Francisco City and County CA Public Utilities	1.2
General Electric	1.2
Verus	1.1
JP Morgan Chase & Co.	1.1
Total (% of Net Assets)	12.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.60% for the retail class and 2.80% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.55% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

**	A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.

*	As was announced on January 10, 2018, Darren G. Hewitson and Gregory M. Shea will be added as portfolio managers of the Fund effective March 31, 2018.

24	| www.westcore.com

Westcore Plus Bond Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

As was widely expected, the Federal Reserve raised short-term interest rates in December. This was the third increase in 2017 and the fifth in this rate hiking cycle, which began in December 2015. History informs us that during Federal Reserve rate hiking cycles, the yield curve typically flattens, as short-term and long-term interest rates compress. That is exactly what happened this time around. The 10- year U.S. Treasury rate was virtually unchanged in 2017, while the 30-year U.S. Treasury rate declined by 32 basis points (0.32%) during the year. The Federal Reserve continues to express expectations that economic growth that will lead to labor market tightening, then to wage increases, and ultimately to rising inflation, as fulfillment of its extraordinary easing measures over the last nine years since the Great Recession. The bond market seems to have a much different view, with expectations of only modest growth and low inflation continuing for several years. The combination of an assertive Federal Reserve raising rates pre-emptively to head off the forecasted rise in inflation, while inflation remains persistently low has, in our view, been the driving force keeping long-term rates lower than many have been forecasting over the last several years.

In this environment of solid corporate profits, modestly positive economic growth, and low inflation corporate bonds, mortgage backed securities, equities, and other risk assets all performed extremely well over the entire year.

Fund Performance

The Westcore Plus Bond Fund’s 4.74% (retail class) return for 2017 exceeded the 3.54% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund benefited from the positive income effect of its typical heavier weighting of sectors which offer yield in excess of Treasuries (spread), such as corporate, taxable municipal, and securitized bonds. In general, the Fund’s maintenance of exposure to longer maturity Treasuries, corporate, and taxable municipal securities also had a particularly positively impact on the Fund’s performance throughout the year. This was due to the longer duration characteristics of these securities and the flattening of the yield curve, teamed with tightening in the case of the spread oriented sectors. Our effort to maintain the Fund’s enhanced yield, while limiting volatility within the portfolio through targeting shorter duration spread securities with higher yields, served its purpose. However, due to their limited duration, these positions were not as meaningfully beneficial as longer duration corporate and taxable municipal securities.

Outlook and Positioning

The recent passage of tax reduction legislation has us reassessing our forecast. We believe there will likely be a slight increase in growth over the next two to three years as the impact of corporate tax cuts has the potential for expanded business capital investment and wage increases being passed on to workers. The Federal Reserve’s reaction will likely be the key to managing the current extended recovery cycle. Growth created by tax reductions may well be offset by an increase in interest rates if the Federal Reserve follows through on its planned rate expectations. We will be watching closely to monitor the balance between expansive fiscal policies and tightening monetary policies and the resultant impact to growth and inflation. An overly aggressive Federal Reserve, which is not our forecast, could well short circuit the recovery that would otherwise become the longest in U.S. history, eclipsing the 1991-2001 expansion of 120 months. On the other hand, if the Federal Reserve doesn’t react quickly enough to any growth spurt that leads to inflation, we could finally see the rise in rates that has been so widely, and to date wrongly, anticipated.

U.S. fixed income securities continue to look attractive versus those available elsewhere in today’s global marketplace, particularly the significantly lower, and even negative rates, offered in European and Japanese bond markets. We have constructed the Fund with overweighted positions in shorter maturity “spread” sectors offering what we believe are good yield opportunities and durations that are slightly shorter than the benchmark, reflecting the low interest rate environment. We have maintained exposure to longer maturity Treasuries that we believe are likely to perform well as the yield curve flattens further in this rate hiking cycle. This positioning is intended to capture higher income levels while also being slightly more protective if we do see modest interest rate increases. Recognizing that we are late in an already extended credit cycle, we have positioned the Fund with overweighted positions in carefully selected income-producing securities, including mortgage-backed securities and corporate and municipal bonds. These tactics are designed to enable performance over multiple interest rate and economic scenarios. We have increased our focus on quality and liquidity in an effort to mitigate negative credit events and market dislocations that could adversely impact the Fund. We believe our rigorous credit selection process is particularly valuable at this point in the credit cycle when it is critically important to assess valuations, as well as differentiate creditworthiness and long-term stability, of each of our holdings. While we are concerned about increased volatility and the recent rise in short-term rates, we are still not convinced the market is quickly headed to significantly higher long-term interest rates.

Annual Report | December 31, 2017 |	25

Westcore Municipal Opportunities Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTTAX)	8.34%[a]	—	—	—	9.55%	3.06%	12/16/2016
Institutional Class (WITAX)	8.58[a]	—	—	—	9.78	3.28	12/16/2016
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	4.33	—	—	—	4.86	—
Lipper Intermediate Municipal Debt Index	4.39	—	—	—	4.89	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 19.19%, Net: 0.73%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 19.56%, Net: 0.69%

Asset Allocation (as of 12/31/17)

Revenue Bonds	63.1%
Government Related	11.1
Certificate Participation	8.6
General Obligation Unltd	5.6
General Obligation Ltd	5.3
Special Assessment	2.4
Tax Allocation	1.2

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/17)

Capital City Urban Development LLC	5.2%
Railsplitter Tobacco Settlement Authority	4.8
City of Colorado Springs CO	4.6
Frasier Meadows Manor Inc.	4.5
Minneapolis Special School District No 1	4.1
Commonwealth of Puerto Rico	3.3
LBJ Infrastructure Group LLC	3.2
Rocketship Education Obligated Group	2.8
North Texas Tollway Authority	2.7
Central Texas Regional Mobility Authority	2.5
Total (% of Net Assets)	37.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.00% for the retail class and 2.19% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax.

Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

[a]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

26	| www.westcore.com

Westcore Municipal Opportunities Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

The year ended with a bang for the municipal market. After a fairly calm October, the first tax reform proposal was revealed in early November. At first, it appeared that the proposed reforms would leave municipals unscathed, but as analysts dug deeper, they found quite the opposite. While the tax-exempt status of municipal bonds wouldn’t be affected, the proposal would reduce the size of the market in other ways, such as doing away with pre-refunded bonds, which make up about 15% of the municipal bond market. This reduction of supply initially caused a strong market rally; however, it was nearly all erased as the proposal caused a large wave of issuance in December, before tax reform was enacted on January 1. Issuance for December easily set a record at $62.5 billion, surpassing the previous record of $54.7 billion, which was set amidst the last major tax overhaul in 1985.

Rates & Valuations: The 10-year AAA rated municipal bond yield ended the year at 2.01%, having ranged between 1.94% and 2.25% in the hectic post-Thanksgiving weeks. A yield of 2.01% from 10-year AAA rated municipal bonds is 83% of the yield offered by a the 10-year U.S. Treasury, materially lower than the 96% at last year-end.

Fund Performance

The Westcore Municipal Opportunities Fund returned 8.34% (retail class) for the year. This compares to a return of 4.33% by its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index. The Fund benefited from its larger weighting in lower credit quality holdings versus the benchmark. This provided the Fund with additional price appreciation and yield as compared to the benchmark. The Fund also benefited from its taxable positions in shorter maturity securities and from being more actively traded than the passive benchmark.

Outlook & Positioning

Looking forward to 2018: The year ahead does not lack for monetary policy risk, both here in the United States and globally. As we touch decade lows in the unemployment rate, the market is currently pricing in approximately three rate increases by the Federal Reserve. At December 31, 2017, the 5-year U.S. Treasury yield was 2.21%, while the 30-year U.S. Treasury yield was 2.74%, making for a very flat yield curve.

One major implication for municipal bonds that we feel confident in forecasting is that supply should drastically drop in the first quarter of 2018. Many deals that were targeted for the start of 2018 were instead moved into December to get done ahead of tax reform. This, coupled with continued solid fund inflows, should provide a nice tailwind for the municipal sector over the next three months.

Credit Positioning: We remain positive about municipals. Slow, steady growth since the recession has made its way into increasing municipal revenues. At a high level, we remain more bullish about revenue bonds and issuers that have limited exposure to long-term liabilities.

Duration: The Fund’s effective duration as of December 31, 2017 was 6.33 and its average maturity was 14.24 years.

Annual Report | December 31, 2017 |	27

Westcore Colorado Tax-Exempt Fund	Fund Overview

December 31, 2017 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTCOX)	5.12%[a]	2.67%	2.49%	3.75%	4.59%	2.70%	6/1/1991
Institutional Class (WICOX)	5.43[a]	2.77	2.55	3.78	4.60	2.85	4/29/2016
Bloomberg Barclays U.S. 10-Year Municipal Debt Index	5.83	3.13	3.13	4.86	5.80	—
Lipper Intermediate Municipal Debt Index	4.39	2.27	2.26	3.62	4.60	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.85%, Net: 0.66%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.69%, Net: 0.50%

Asset Allocation (as of 12/31/17)

Revenue Bonds	61.1%
General Obligation Unltd	12.8
Certificate Participation	10.9
General Obligation Ltd	4.8
Tax Allocation	4.4
Government Related	3.0

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/17)

Colorado St Bridge Enterprise	15.5%
Colorado High Performance Transportation Enterprise	3.8
Valley View Hospital Association	3.6
Commonwealth of Puerto Rico	3.3
Denver Transit Partners LLC	3.0
Regional Transportation District	2.9
Park Creek Metropolitan District	2.8
City & County of Denver CO Airport System Revenue	2.2
Rampart Range Metropolitan District No 1	2.2
Denver Convention Center Hotel Authority	2.2
Total (% of Net Assets)	41.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.52% for the retail class and 2.72% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

[a]	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

28	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Fund Overview

December 31, 2017 (Unaudited)

Manager Commentary

Market Overview

The year ended with a bang for the municipal market. After a fairly calm October, the first tax reform proposal was revealed in early November. At first, it appeared that the proposed reforms would leave municipals unscathed, but as analysts dug deeper, they found quite the opposite. While the tax-exempt status of municipal bonds wouldn’t be affected, the proposal would reduce the size of the market in other ways, such as doing away with pre-refunded bonds, which make up about 15% of the municipal bond market. This reduction of supply initially caused a strong market rally; however, it was nearly all erased as the proposal caused a large wave of issuance in December, before tax reform was enacted on January 1. Issuance for December easily set a record at $62.5 billion, surpassing the previous record of $54.7 billion, which was set amidst the last major tax overhaul in 1985.

Rates & Valuations: The 10-year AAA rated municipal bond yield ended the year at 2.01%, having ranged between 1.94% and 2.25% in the hectic post-Thanksgiving weeks. A yield of 2.01% from 10-year AAA rated municipal bonds is 83% of the yield offered by a the 10-year U.S. Treasury, materially lower than the 96% at last year-end.

Fund Performance

The Westcore Colorado Tax-Exempt Fund returned 5.12% (retail class) for the year. This compares to a return of 5.83% by its benchmark, the Bloomberg Barclays U.S. 10-Year Municipal Bond Index. The Fund benefited from Colorado’s strong economy as well as its overweighted position in lower-rated bonds versus the benchmark. These lower quality holdings provided price appreciation as well as higher yields. However, in the falling rate environment, these gains were partially offset by the Fund’s higher concentration in callable bonds as compared to the benchmark.

Outlook & Positioning

Looking forward to 2018: The year ahead does not lack for monetary policy risk, both here in the United States and globally. As we touch decade lows in the unemployment rate, the market is currently pricing in approximately three rate increases by the Federal Reserve. At December 31, 2017, the 5-year U.S. Treasury yield was 2.21%, while the 30-year U.S. Treasury yield was 2.74%, making for a very flat yield curve.

One major implication for municipal bonds that we feel confident in forecasting is that supply should drastically drop in the first quarter of 2018. Many deals that were targeted for the start of 2018 were instead moved into December to get done ahead of tax reform. This, coupled with continued solid fund inflows, should provide a nice tailwind for the municipal sector over the next three months.

Credit Positioning: We remain positive about municipals. Slow, steady growth since the recession has made its way into increasing municipal revenues. At a high level, we remain more bullish about revenue bonds and issuers that have limited exposure to long-term liabilities.

Duration: The Fund’s effective duration as of December 31, 2017 was 6.10 and its average maturity was 12.50 years.

Annual Report | December 31, 2017 |	29

Westcore Funds	Fund Expenses

December 31, 2017 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2017 and held until December 31, 2017.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	| www.westcore.com

Westcore Funds	Fund Expenses

December 31, 2017 (Unaudited)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expense Ratio(a)	Expenses Paid During period July 1, 2017 - December 31, 2017(b)
Westcore Mid-Cap Value Dividend Fund
Retail
Actual	$1,000.00	$1,050.20	1.15%	$5.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Institutional
Actual	$1,000.00	$1,051.00	0.95%	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

Westcore Mid-Cap Value Dividend Fund II
Retail
Actual	$1,000.00	$1,051.80	1.15%	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Institutional
Actual	$1,000.00	$1,052.20	1.10%	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

Westcore Smid-Cap Value Dividend Fund
Retail
Actual	$1,000.00	$1,022.60	1.20%	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	1.20%	$6.11
Institutional
Actual	$1,000.00	$1,023.60	0.95%	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

Westcore Small-Cap Value Dividend Fund
Retail
Actual	$1,000.00	$1,007.30	1.30%	$6.58
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.30%	$6.61
Institutional
Actual	$1,000.00	$1,008.20	1.12%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	1.12%	$5.70

Westcore Small-Cap Growth Fund
Retail
Actual	$1,000.00	$1,087.10	1.24%	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	1.24%	$6.31
Institutional
Actual	$1,000.00	$1,086.80	1.18%	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	1.18%	$6.01

Westcore Small-Cap Growth Fund II
Institutional
Actual	$1,000.00	$1,098.20	1.09%	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	1.09%	$5.55

Westcore Global Large-Cap Dividend Fund
Retail
Actual	$1,000.00	$1,085.30	0.99%	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	0.99%	$5.04
Institutional
Actual	$1,000.00	$1,085.10	0.89%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53

Annual Report | December 31, 2017 |	31

Westcore Funds	Fund Expenses

December 31, 2017 (Unaudited)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expense Ratio(a)	Expenses Paid During period July 1, 2017 - December 31, 2017(b)
Westcore Large-Cap Dividend Fund
Retail
Actual	$1,000.00	$1,102.30	0.89%	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	0.89%	$4.53
Institutional
Actual	$1,000.00	$1,104.60	0.82%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	0.82%	$4.18
Westcore Micro-Cap Opportunity Fund
Retail
Actual	$1,000.00	$1,055.80	1.31%	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	1.31%	$6.67
Westcore International Small-Cap Fund
Retail
Actual	$1,000.00	$1,160.20	1.44%	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	1.44%	$7.32
Institutional
Actual	$1,000.00	$1,161.40	1.29%	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.29%	$6.56
Westcore Flexible Income Fund
Retail
Actual	$1,000.00	$1,020.10	0.85%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
Institutional
Actual	$1,000.00	$1,020.70	0.68%	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	0.68%	$3.47
Westcore Plus Bond Fund
Retail
Actual	$1,000.00	$1,016.50	0.55%	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
Institutional
Actual	$1,000.00	$1,017.10	0.40%	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.40%	$2.04
Westcore Municipal Opportunities Fund
Retail
Actual	$1,000.00	$1,033.60	0.65%	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Actual	$1,000.00	$1,034.40	0.40%	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.40%	$2.04
Westcore Colorado Tax-Exempt Fund
Retail
Actual	$1,000.00	$1,020.90	0.65%	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31
Institutional
Actual	$1,000.00	$1,021.60	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

32	| www.westcore.com

Westcore Funds	Fund Expenses

December 31, 2017 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

Annual Report | December 31, 2017 |	33

Westcore Funds	Important Disclosures

December 31, 2017 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

34	| www.westcore.com

Westcore Funds	Important Disclosures

December 31, 2017 (Unaudited)

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Annual Report | December 31, 2017 |	35

Westcore Funds	Important Disclosures

December 31, 2017 (Unaudited)

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Small-Cap Growth Fund II Custom Index is comprised of Russell Midcap® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 2000® Growth Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

The Westcore Mid-Cap Value Dividend Fund II Custom Index is comprised of Russell Midcap® Growth Index from the Fund’s inception to 12/31/2016 and the Russell Midcap® Value Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

The Westcore Global Large-Cap Dividend Fund Custom Index is comprised of the S&P 500® Index from the Fund’s inception to 4/30/2013 and the Russell Developed Large-Cap Index for the time period 5/1/2013 to the most recent period end to reflect the change in the Fund’s investment strategy on 4/30/2013. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 4/30/2013.

The Westcore Large-Cap Dividend Fund Custom Index is comprised of the Russell 1000® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 1000® Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during 2017.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

36	| www.westcore.com

Westcore Funds	Important Disclosures

December 31, 2017 (Unaudited)

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time. Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Annual Report | December 31, 2017 |	37

Westcore Funds	Important Disclosures

December 31, 2017 (Unaudited)

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Tax-Adjusted Return: Is the return on an investment after taxes.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

38	| www.westcore.com

Westcore Funds	Trustees and Officers

December 31, 2017 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
INTERESTED TRUSTEE
Janice M. Teague(5), Retired CPA Age 64	Trustee President	Since February 13, 2007 Since June 2, 2016	● Retired, June 2003 – present; ● Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 – May 2003; ● Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 – May 2003; ● Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 – May 2003.	14	None
INDEPENDENT TRUSTEES
Mary K. Anstine Age 77	Chairman Trustee	Since January 1, 2013 Since February 22, 2006	● Retired, September 2004 – present; ● President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 – 2004; ● Various positions leading to Executive Vice President of First Interstate Bank of Corporation and predecessors (banking), 1961 – 1994.	14	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).
John A. DeTore, CFA Age 59	Trustee	Since December 31, 2009	● CEO/Founder, United Alpha, LLC (investment management firm), 2003 – present; ● CIO, GRT United Alpha, LLC (investment management), 2006 – present; ● CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011; ● Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; ● Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.	14	None

Annual Report | December 31, 2017 |	39

Westcore Funds	Trustees and Officers

December 31, 2017 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
Rick A. Pederson Age 65	Trustee	Since February 13, 2007

●    President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present;

●    Partner, Bow River Capital Partners (private equity management), 2003 – present;

●    Advisor, Pauls Corporation (real estate investment management and development), 2008 – present;

●    Chairman, Ross Consulting Group (real estate consulting services), 1983 – 2013;

●    Advisory Board, Neenan Company (construction services), 2002 – present;

●    Board Member, Prosci Inc. (private business services), 2013 – 2016;

●    Board Member, Citywide Banks (Colorado community bank), 2014 – 2017;

●    Board Member, Professional Pediatric Health Care, Inc. (a Denver-based home nursing firm), 2014 – 2016;

●    Director, National Western Stock Show (not-for-profit organization), 2010 – present;

●    Director, Biennial of the Americas (not-for-profit-organization), 2009 – present;

●    Board Member, IRI Consulting (human resources management consulting firm), 2017 – present;

●    Board Member, History Colorado (nonprofit association), 2015 – present;

●    Board Member, Strong-Bridge Consulting, 2015 – present;

●    Board Member, Rail Pros, 2016-present;

●    Board Member, Boettcher Foundation (not-for-profit), 2018 – present.

				14	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
James A. Smith Age 65	Trustee	Since December 31, 2009

●    Board Member, Western Rivers Conservancy (non-profit), 2014 – present

●    Private Equity Consultant, 2003 – 2016;

●    Trustee, The Nature Conservancy (non-profit), July 2007 – June 2017; Chairman June 2014 – June 2016;

●    Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007 – May 2009;

●    Chairman and CEO, StellarOne Corp. (software development company), 2003;

●    Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001 – 2002;

●    President and CEO Qwest Dex (yellow pages), 1997 – 2001;

●    Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979 – 1997.

				14	None

40	| www.westcore.com

Westcore Funds	Trustees and Officers

December 31, 2017 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
Douglas M. Sparks CPA (Inactive) Age 74	Trustee	Since December 31, 2009	● Retired, 2000 – present; ● General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998 – 2000; ● Partner, Ernst & Young LLP, (public accounting) 1981 – 1995; ● Senior Manager, Ernst & Young LLP, (public accounting) 1977 – 1981; ● Staff Professional, Ernst & Young LLP, (public accounting) 1968 – 1977.	14	None

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s)
OFFICERS
Jasper R. Frontz, CPA, CFA Age 49 Denver Investments 370 17th Street, Suite 5000 Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

●    Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – present; Partner, Denver Investments, January 1, 2014 – present; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

●    Registered Representative, ALPS Distributors, Inc., 1995 – present.

Richard C. Noyes Age 47 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since February 17, 2016

●    Senior Vice President and General Counsel, ALPS Fund Services, Inc., 2018 – present;

●    Senior Vice President and Director of Legal Administration, ALPS Fund Services, Inc., 2016 – 2018;

●    Vice President and Senior Counsel, ALPS Fund Services, Inc. 2015 – 2016;

●    Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC, 2008 – 2015.

Ryan Johanson Age 35 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since August 14, 2017

●    Fund Controller, ALPS Fund Services, Inc. July 2016 - present; Financial Reporting Manager, December 2014 - July 2016; Financial Reporting Supervisor, July 2012 - December 2014, ALPS Fund Services, Inc.

●    Consultant for PricewaterhouseCoopers, LLP (Audit Senior) November 2011 – April 2012, The Siegfried Group.

●    Audit Supervisor 2010-2011, Audit Senior 2009-2010, Staff Accountant 2006-2009, Spicer Jeffries LLP.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including fourteen Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Northern Trust Engage360 Fund, which are also advised or sub-advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Ms. Teague is an interested trustee as a result of her service as President of the Trust.

Annual Report | December 31, 2017 |	41

Westcore Mid-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (97.35%)
Basic Materials (7.72%)
Chemicals (2.24%)
Compass Minerals International, Inc.	12,952	$935,782
Eastman Chemical Co.	10,200	944,928
		1,880,710
Forestry & Paper (0.99%)
WestRock Co.	13,132	830,074

Other Materials (Rubber & Plastic) (1.81%)
Westlake Chemical Corp.	14,250	1,518,052

Specialty Chemicals (2.68%)
Mosaic Co.	36,371	933,280
Valvoline, Inc.	52,600	1,318,156
		2,251,436
Total Basic Materials		6,480,272

Capital Goods (13.28%)
Aerospace / Defense Suppliers (1.17%)
CAE, Inc. (Canada)	52,845	980,803

Agricultural Products (5.55%)
Ingredion, Inc.	18,640	2,605,872
Tyson Foods, Inc. - Class A	25,290	2,050,260
		4,656,132

Environmental / Pollution Control (1.70%)
Republic Services, Inc.	21,150	1,429,952

Farm Equipment (1.83%)
AGCO Corp.	21,497	1,535,531

Railroads (1.77%)
Kansas City Southern	14,090	1,482,550

Transportation Equipment & Parts (1.26%)
Oshkosh Corp.	11,650	1,058,868

Total Capital Goods		11,143,836

Consumer (13.25%)
Apparel & Footware Manufacturing (1.40%)
Carter's, Inc.	10,000	1,174,900

Beverages: Non-Alcoholic (1.02%)
Dr Pepper Snapple Group, Inc.	8,833	857,331

	Shares	Value
Clothing & Accessories (1.70%)
PVH Corp.	10,409	$1,428,219

Consumer Durables (1.16%)
Whirlpool Corp.	5,783	975,245

Food Products (2.53%)
Lamb Weston Holdings, Inc.	37,625	2,123,931

General Merchandise (2.00%)
Dollar General Corp.	17,985	1,672,785

Motor Vehicle Parts (1.50%)
Goodyear Tire & Rubber Co.	38,905	1,257,021

Publishing & Media (1.94%)
Sinclair Broadcast Group, Inc. - Class A	43,058	1,629,745

Total Consumer		11,119,177

Energy (7.48%)
Exploration & Production (5.85%)
Anadarko Petroleum Corp.	26,191	1,404,885
Enerplus Corp. (Canada)	89,790	879,044
EQT Corp.	22,794	1,297,435
Range Resources Corp.	77,889	1,328,786
		4,910,150
Refining & Marketing (1.63%)
Marathon Petroleum Corp.	20,700	1,365,786

Total Energy		6,275,936

Interest Rate Sensitive (20.08%)
Insurance / Real Estate Brokers (0.99%)
Realogy Holdings Corp.	31,320	829,980

Integrated Financial Services (2.42%)
Voya Financial, Inc.	41,065	2,031,486

Life & Health Insurance (1.99%)
Unum Group	30,495	1,673,871

Other Banks (3.00%)
BOK Financial Corp.	14,024	1,294,695
FNB Corp.	88,468	1,222,628
		2,517,323
Property Casualty Insurance (5.24%)
AmTrust Financial Services, Inc.	142,106	1,431,007
Everest Re Group, Ltd. (Bermuda)	6,464	1,430,225
Radian Group, Inc.	74,500	1,535,445
		4,396,677
Regional Banks (4.95%)
Fifth Third Bancorp	45,100	1,368,334

See Notes to Financial Statements.

42	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Regional Banks (continued)
Investors Bancorp, Inc.	120,985	$1,679,272
KeyCorp	54,655	1,102,391
		4,149,997
Specialty Finance (1.49%)
Navient Corp.	94,150	1,254,078

Total Interest Rate Sensitive		16,853,412

Medical / Healthcare (9.21%)
Healthcare Services (3.45%)
AmerisourceBergen Corp.	22,205	2,038,863
Cardinal Health, Inc.	13,930	853,491
		2,892,354
Medical Products & Supplies (1.07%)
DENTSPLY SIRONA, Inc.	13,677	900,357

Medical Technology (1.34%)
PerkinElmer, Inc.	15,400	1,126,048

Pharmaceuticals (3.35%)
Grifols SA ADR (Spain)	75,350	1,727,022
Perrigo Co. PLC (Ireland)	12,374	1,078,518
		2,805,540
Total Medical / Healthcare		7,724,299

REITs (10.74%)
Diversified And Specialty REITs (1.57%)
CyrusOne, Inc.	22,110	1,316,208

Hotel & Resort REITs (1.17%)
Park Hotels & Resorts, Inc.	34,100	980,375

Multi Family REITs (3.26%)
Equity Residential	19,900	1,269,023
Mid-America Apartment Communities, Inc.	14,590	1,467,170
		2,736,193
Office REITs (1.31%)
Gramercy Property Trust	41,150	1,097,059

Retail REITs (3.43%)
Brixmor Property Group, Inc.	70,500	1,315,530
Tanger Factory Outlet Centers, Inc.	59,174	1,568,703
		2,884,233
Total REITs		9,014,068

Technology (7.55%)
Cable/Satellite/Telecommunication Services (1.01%)
TELUS Corp. (Canada)	22,350	846,395

	Shares	Value
Computer Software (1.04%)
Dolby Laboratories, Inc. - Class A	14,050	$871,100

IT Services (1.71%)
Amdocs, Ltd.	21,990	1,439,905

Technology Resellers / Distributors (1.79%)
Avnet, Inc.	37,850	1,499,617

Transaction Processing (2.00%)
Genpact, Ltd.	52,800	1,675,872

Total Technology		6,332,889

Utilities (8.04%)
Gas Utilities (2.28%)
Spire, Inc.	25,500	1,916,325

Independent Power (2.54%)
Public Service Enterprise Group, Inc.	41,400	2,132,100

Integrated Gas & Electric (1.20%)
Xcel Energy, Inc.	20,865	1,003,815

Regulated Electric (2.02%)
Edison International	26,749	1,691,607

Total Utilities		6,743,847

Total Common Stocks
(Cost $68,115,043)		81,687,736

	Shares	Value
Money Market Mutual Funds (2.51%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	2,108,248	2,108,248

Total Money Market Mutual Funds
(Cost $2,108,248)		2,108,248

Short Term Investments (0.01%)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	3,225	3,225

Total Short Term Investments
(Cost $3,225)		3,225
See Notes to Financial Statements.

Annual Report | December 31, 2017 |	43

Westcore Mid-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

Total Investments (99.87%)
(Cost $70,226,516)	$83,799,209

Other Assets Less Liabilities (0.13%)	113,049

Net Assets (100.00%)	$83,912,258

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

44	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (98.74%)
Basic Materials (7.79%)
Chemicals (2.28%)
Compass Minerals International, Inc.	4,930	$356,192
Eastman Chemical Co.	3,920	363,149
		719,341
Forestry & Paper (0.99%)
WestRock Co.	4,930	311,625

Other Materials (Rubber & Plastic) (1.84%)
Westlake Chemical Corp.	5,460	581,654

Specialty Chemicals (2.68%)
Mosaic Co.	13,815	354,493
Valvoline, Inc.	19,600	491,176
		845,669
Total Basic Materials		2,458,289

Capital Goods (13.47%)
Aerospace / Defense Suppliers (1.20%)
CAE, Inc. (Canada)	20,360	377,882

Agricultural Products (5.63%)
Ingredion, Inc.	7,160	1,000,968
Tyson Foods, Inc. - Class A	9,565	775,434
		1,776,402
Environmental / Pollution Control (1.74%)
Republic Services, Inc.	8,140	550,345

Farm Equipment (1.87%)
AGCO Corp.	8,270	590,726

Railroads (1.74%)
Kansas City Southern	5,230	550,301

Transportation Equipment & Parts (1.29%)
Oshkosh Corp.	4,480	407,187

Total Capital Goods		4,252,843

Consumer (13.46%)
Apparel & Footwear Manufacturer (1.43%)
Carter's, Inc.	3,850	452,336

Beverages: Non-Alcoholic (1.06%)
Dr Pepper Snapple Group, Inc.	3,435	333,401

	Shares	Value
Clothing & Accessories (1.74%)
PVH Corp.	3,999	$548,703

Consumer Durables (1.19%)
Whirlpool Corp.	2,226	375,393

Food Products (2.56%)
Lamb Weston Holdings, Inc.	14,345	809,775

General Merchandise (2.04%)
Dollar General Corp.	6,910	642,699

Motor Vehicle Parts (1.48%)
Goodyear Tire & Rubber Co.	14,486	468,043

Publishing & Media (1.96%)
Sinclair Broadcast Group, Inc. - Class A	16,350	618,847

Total Consumer		4,249,197

Energy (7.59%)
Exploration & Production (5.93%)
Anadarko Petroleum Corp.	9,903	531,197
Enerplus Corp. (Canada)	34,500	337,755
EQT Corp.	8,720	496,342
Range Resources Corp.	29,724	507,092
		1,872,386
Refining & Marketing (1.66%)
Marathon Petroleum Corp.	7,950	524,541

Total Energy		2,396,927

Interest Rate Sensitive (20.46%)
Insurance / Real Estate Brokers (1.00%)
Realogy Holdings Corp.	11,935	316,278

Integrated Financial Services (2.48%)
Voya Financial, Inc.	15,815	782,368

Life & Health Insurance (2.04%)
Unum Group	11,741	644,464

Other Banks (3.05%)
BOK Financial Corp.	5,360	494,835
FNB Corp.	33,740	466,287
		961,122
Property Casualty Insurance (5.34%)
AmTrust Financial Services, Inc.	54,740	551,232
Everest Re Group, Ltd. (Bermuda)	2,460	544,299
Radian Group, Inc.	28,700	591,507
		1,687,038
Regional Banks (5.05%)
Fifth Third Bancorp	17,350	526,399

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	45

Westcore Mid-Cap Value Dividend Fund II	Statement of Investments

December 31, 2017

	Shares	Value
Regional Banks (continued)
Investors Bancorp, Inc.	46,633	$647,266
KeyCorp	20,890	421,351
		1,595,016
Specialty Finance (1.50%)
Navient Corp.	35,600	474,192

Total Interest Rate Sensitive		6,460,478

Medical / Healthcare (9.30%)
Healthcare Services (3.43%)
AmerisourceBergen Corp.	8,240	756,597
Cardinal Health, Inc.	5,310	325,343
		1,081,940
Medical Products & Supplies (1.09%)
DENTSPLY SIRONA, Inc.	5,225	343,962

Medical Technology (1.38%)
PerkinElmer, Inc.	5,950	435,064

Pharmaceuticals (3.40%)
Grifols SA ADR (Spain)	29,020	665,139
Perrigo Co. PLC (Ireland)	4,690	408,780
		1,073,919
Total Medical / Healthcare		2,934,885

REITs (10.93%)
Diversified & Specialty REITs (1.61%)
CyrusOne, Inc.	8,540	508,386

Hotel & Resort REITs (1.19%)
Park Hotels & Resorts, Inc.	13,100	376,625

Multi-Family REITs (3.34%)
Equity Residential	7,685	490,073
Mid-America Apartment Communities, Inc.	5,606	563,739
		1,053,812
Office REITs (1.34%)
Gramercy Property Trust	15,863	422,908

Retail REITs (3.45%)
Brixmor Property Group, Inc.	26,200	488,892
Tanger Factory Outlet Centers, Inc.	22,610	599,391
		1,088,283
Total REITs		3,450,014

Technology (7.59%)
Cable / Satellite / Telecommunication Services (1.01%)
TELUS Corp. (Canada)	8,390	317,729

	Shares	Value
Computer Software (1.03%)
Dolby Laboratories, Inc. - Class A	5,230	$324,260

IT Services (1.75%)
Amdocs, Ltd.	8,455	553,633

Technology Resellers / Distributors (1.82%)
Avnet, Inc.	14,530	575,679

Transaction Processing (1.98%)
Genpact, Ltd.	19,700	625,278

Total Technology		2,396,579

Utilities (8.15%)
Gas Utilities (2.33%)
Spire, Inc.	9,800	736,470

Independent Power (2.54%)
Public Service Enterprise Group, Inc.	15,580	802,370

Integrated Gas and Electric (1.22%)
Xcel Energy, Inc.	8,020	385,842

Regulated Electric (2.06%)
Edison International	10,265	649,159

Total Utilities		2,573,841

Total Common Stocks
(Cost $28,916,932)		31,173,053

	Shares	Value
Money Market Mutual Funds (1.19%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	375,866	375,866

Total Money Market Mutual Funds
(Cost $375,866)		375,866

Short Term Investments (0.00%)(a)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	1,243	1,243

Total Short Term Investments
(Cost $1,243)		1,243

See Notes to Financial Statements.

46	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Statement of Investments

December 31, 2017

Total Investments (99.93%)
(Cost $29,294,041)	$31,550,162

Other Assets Less Liabilities (0.07%)	21,755

Net Assets (100.00%)	$31,571,917

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Less than 0.005%.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	47

Westcore Smid-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (99.12%)
Basic Materials (7.16%)
Chemicals (2.88%)
Compass Minerals International, Inc.	154	$11,127
Eastman Chemical Co.	133	12,321
		23,448
Forestry & Paper (1.14%)
WestRock Co.	147	9,292
Other Materials (Rubber & Plastic) (1.70%)
Westlake Chemical Corp.	130	13,849

Specialty Chemicals (1.44%)
Mosaic Co.	458	11,752

Total Basic Materials		58,341

Capital Goods (12.30%)
Agricultural Products (4.35%)
Ingredion, Inc.	138	19,292
Tyson Foods, Inc. - Class A	200	16,214
		35,506
Farm Equipment (1.87%)
AGCO Corp.	213	15,215

Industrial Products (2.39%)
Global Brass & Copper Holdings, Inc.	244	8,077
Regal Beloit Corp.	149	11,413
		19,490
Transportation Equipment & Parts (3.69%)
Greenbrier Cos., Inc.	354	18,868
Oshkosh Corp.	123	11,180
		30,048
Total Capital Goods		100,259

Consumer (12.87%)
Clothing & Accessories (1.45%)
Caleres, Inc.	354	11,852

Food Products (2.03%)
Lamb Weston Holdings, Inc.	293	16,540

General Merchandise (1.74%)
Big Lots, Inc.	252	14,150

Motor Vehicle Parts (0.93%)
Goodyear Tire & Rubber Co.	235	7,593
	Shares	Value
Other Consumer Services (1.51%)
Travelport Worldwide, Ltd. (Great Britain)	939	$12,272

Publishing & Media (3.61%)
AMC Entertainment Holdings, Inc. -Class A	535	8,079
Sinclair Broadcast Group, Inc. - Class A	565	21,385
		29,464

Restaurants (1.60%)
Bloomin’ Brands, Inc.	613	13,081

Total Consumer		104,952

Energy (6.43%)
Exploration & Production (6.43%)
Enerplus Corp. (Canada)	2,071	20,275
EQT Corp.	140	7,969
Range Resources Corp.	540	9,212
SM Energy Co.	677	14,948
		52,404
Total Energy		52,404

Interest Rate Sensitive (26.14%)
Insurance / Real Estate Brokers (1.41%)
Realogy Holdings Corp.	434	11,501

Integrated Financial Services (1.97%)
Voya Financial, Inc.	324	16,028

Life & Health Insurance (1.66%)
Unum Group	246	13,503

Other Banks (5.09%)
BOK Financial Corp.	152	14,033
FNB Corp.	1,006	13,903
Glacier Bancorp, Inc.	344	13,550
		41,486
Property Casualty Insurance (4.73%)
AmTrust Financial Services, Inc.	1,055	10,624
Everest Re Group, Ltd. (Bermuda)	54	11,948
Radian Group, Inc.	776	15,993
		38,565
Regional Banks (7.27%)
Fifth Third Bancorp	612	18,568
First Horizon National Corp.	576	11,514
Investors Bancorp, Inc.	901	12,506
KeyCorp	827	16,681
		59,269
Securities & Asset Management (1.41%)
Artisan Partners Asset
Management, Inc. - Class A	291	11,495

See Notes to Financial Statements.

48	| www.westcore.com

Westcore Smid-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Specialty Finance (1.49%)
Navient Corp.	914	$12,174

Thrifts (1.11%)
IBERIABANK Corp.	117	9,068

Total Interest Rate Sensitive		213,089

Medical / Healthcare (7.34%)
Healthcare Services (3.21%)
Aceto Corp.	544	5,619
AmerisourceBergen Corp.	126	11,569
Ensign Group, Inc.	403	8,947
		26,135
Pharmaceuticals (4.13%)
Grifols SA ADR (Spain)	394	9,031
Perrigo Co. PLC (Ireland)	140	12,202
Phibro Animal Health Corp. - Class A	372	12,462
		33,695
Total Medical / Healthcare		59,830

REITs (12.31%)
Diversified & Specialty REITs (4.55%)
CyrusOne, Inc.	138	8,215
GEO Group, Inc.	719	16,968
Lexington Realty Trust	1,232	11,889
		37,072
Multi-Family REITs (3.31%)
Education Realty Trust, Inc.	441	15,400
Mid-America Apartment Communities, Inc.	115	11,564
		26,964
Office REITs (1.42%)
Gramercy Property Trust	436	11,624

Retail REITs (3.03%)
Brixmor Property Group, Inc.	641	11,961
Tanger Factory Outlet Centers, Inc.	482	12,778
		24,739
Total REITs		100,399

Technology (9.56%)
Computer Software (1.90%)
TiVo Corp.	993	15,491

Electronic Equipment (1.46%)
MTS Systems Corp.	222	11,921

IT Services (1.11%)
Amdocs, Ltd.	139	9,102
	Shares	Value
Semiconductors (1.25%)
Silicon Motion Technology Corp. ADR (Taiwan)	192	$10,168

Technology Resellers & Distributors (1.68%)
Avnet, Inc.	345	13,669

Telecommunication Equipment & Solutions (1.03%)
InterDigital, Inc.	110	8,377

Transaction Processing (1.13%)
Genpact, Ltd.	291	9,236

Total Technology		77,964

Utilities (5.01%)
Gas Utilities (2.38%)
Spire, Inc.	258	19,389

Independent Power (1.17%)
Public Service Enterprise Group, Inc.	185	9,527

Integrated Gas and Electric (1.46%)
NorthWestern Corp.	200	11,940

Total Utilities		40,856

Total Common Stocks
(Cost $774,025)		808,094

	Shares	Value
Money Market Mutual Funds (2.79%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	22,755	22,755

Total Money Market Mutual Funds
(Cost $22,755)		22,755

Total Investments (101.91%)
(Cost $796,780)		$830,849

Liabilities Less Other Assets (-1.91%)		(15,541)

Net Assets (100.00%)		$815,308

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	49

Westcore Smid-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

50	| www.westcore.com

Westcore Small-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (104.47%)
Basic Materials (4.54%)
Chemicals (1.76%)
Compass Minerals International, Inc.	43,227	$3,123,151

Forestry & Paper (1.82%)
PH Glatfelter Co.	150,075	3,217,608

Non-Ferrous Metals (0.96%)
Kaiser Aluminum Corp.	15,980	1,707,463

Total Basic Materials		8,048,222

Capital Goods (11.22%)
Electrical Equipment (1.72%)
Watts Water Technologies, Inc. - Class A	40,130	3,047,874

Engineering & Construction (1.10%)
Tetra Tech, Inc.	40,415	1,945,982

Industrial Products (5.97%)
Global Brass & Copper Holdings, Inc.	71,230	2,357,713
ITT, Inc.	49,300	2,631,141
Regal Beloit Corp.	41,046	3,144,124
The Timken Co.	49,850	2,450,127
		10,583,105
Transportation Equipment & Parts (2.43%)
Greenbrier Cos., Inc.	80,600	4,295,980

Total Capital Goods		19,872,941

Consumer (14.70%)
Clothing & Accessories (1.66%)
Caleres, Inc.	87,790	2,939,209

Food Products (1.65%)
Flowers Foods, Inc.	151,271	2,921,043

General Merchandise (1.94%)
Big Lots, Inc.	61,200	3,436,380

Other Consumer Services (1.79%)
Travelport Worldwide, Ltd. (Great Britain)	242,820	3,173,658

Publishing & Media (5.72%)
AMC Entertainment Holdings, Inc. - Class A	172,681	2,607,483
Graham Holdings Co. - Class B	3,325	1,856,514
	Shares	Value
Publishing & Media (continued)
Sinclair Broadcast Group, Inc. - Class A	149,718	$5,666,826
		10,130,823
Restaurants (1.94%)
Bloomin’ Brands, Inc.	161,445	3,445,236

Total Consumer		26,046,349

Energy (5.94%)
Exploration & Production (5.94%)
Enerplus Corp. (Canada)	723,776	7,085,767
SM Energy Co.	155,376	3,430,702
		10,516,469
Total Energy		10,516,469

Interest Rate Sensitive (31.33%)
Insurance / Real Estate Brokers (1.59%)
Realogy Holdings Corp.	106,100	2,811,650

Life & Health Insurance (1.09%)
CNO Financial Group, Inc.	78,490	1,937,918

Other Banks (17.07%)
First Midwest Bancorp, Inc.	80,501	1,932,829
FNB Corp.	281,296	3,887,511
Glacier Bancorp, Inc.	116,006	4,569,476
Hancock Holding Co.	44,335	2,194,582
Independent Bank Corp.	43,170	3,015,425
Umpqua Holdings Corp.	217,050	4,514,640
United Community Banks, Inc.	69,700	1,961,358
Valley National Bancorp	244,055	2,738,297
Westamerica Bancorporation	33,626	2,002,428
Wintrust Financial Corp.	41,562	3,423,462
		30,240,008
Property Casualty Insurance (3.94%)
AmTrust Financial Services, Inc.	319,435	3,216,711
Radian Group, Inc.	182,261	3,756,399
		6,973,110
Regional Banks (2.45%)
First Horizon National Corp.	105,775	2,114,442
Great Western Bancorp, Inc.	56,110	2,233,178
		4,347,620
Securities & Asset Management (1.51%)
Artisan Partners Asset
Management, Inc. - Class A	67,930	2,683,235

Thrifts (3.68%)
IBERIABANK Corp.	45,495	3,525,863
Northwest Bancshares, Inc.	178,865	2,992,411
		6,518,274
Total Interest Rate Sensitive		55,511,815

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	51

Westcore Small-Cap Value Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Medical / Healthcare (7.22%)
Healthcare Services (3.26%)
Aceto Corp.	138,040	$1,425,953
Ensign Group, Inc.	195,900	4,348,980
		5,774,933

Medical Technology (1.94%)
Bio-Techne Corp.	26,635	3,450,565

Pharmaceuticals (2.02%)
Phibro Animal Health Corp. - Class A	106,724	3,575,254

Total Medical / Healthcare		12,800,752

REITs (10.14%)
Diversified & Specialty REITs (4.05%)
GEO Group, Inc.	191,750	4,525,300
Lexington Realty Trust	274,920	2,652,978
		7,178,278
Multi-Family REITs (1.86%)
Education Realty Trust, Inc.	94,275	3,292,083

Office REITs (2.48%)
Cousins Properties, Inc.	202,160	1,869,980
Gramercy Property Trust	94,759	2,526,275
		4,396,255
Retail REITs (1.75%)
Tanger Factory Outlet Centers, Inc.	117,130	3,105,116

Total REITs		17,971,732

Technology (14.46%)
Computer Software (3.76%)
TiVo Corp.	426,900	6,659,640

Electronic Equipment (3.73%)
Methode Electronics, Inc.	69,137	2,772,394
MTS Systems Corp.	71,408	3,834,609
		6,607,003
IT Services (3.61%)
Convergys Corp.	115,100	2,704,850
ManTech International Corp. - Class A	73,552	3,691,575
		6,396,425
Semiconductors (2.27%)
Silicon Motion Technology Corp. ADR (Taiwan)	75,915	4,020,458

Telecommunication Equipment & Solutions (1.09%)
InterDigital, Inc.	25,490	1,941,064

Total Technology		25,624,590
	Shares	Value
Utilities (4.92%)
Gas Utilities (2.81%)
Spire, Inc.	66,315	$4,983,572

Integrated Gas and Electric (2.11%)
NorthWestern Corp.	62,543	3,733,817

Total Utilities		8,717,389

Total Common Stocks
(Cost $158,163,704)		185,110,259

	Shares	Value
Money Market Mutual Funds (2.50%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	4,428,223	4,428,223

Total Money Market Mutual Funds
(Cost $4,428,223)		4,428,223

Short Term Investments (0.06%)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	106,063	106,063

Total Short Term Investments
(Cost $106,063)		106,063

Total Investments (107.03%)
(Cost $162,697,990)		$189,644,545

Liabilities Less Other Assets (-7.03%)		(12,452,504)

Net Assets (100.00%)		$177,192,041

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

52	| www.westcore.com

Westcore Small-Cap Growth Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (99.41%)
Consumer Discretionary (15.89%)
Diversified Consumer Services (2.74%)
Bright Horizons Family Solutions, Inc.**	1,035	$97,290
Grand Canyon Education, Inc.**	661	59,179
		156,469
Hotels Restaurants & Leisure (4.18%)
Jack in the Box, Inc.	660	64,753
Vail Resorts, Inc.	498	105,810
Wingstop, Inc.	1,760	68,605
		239,168
Leisure Products (0.80%)
Callaway Golf Co.	3,265	45,482

Media (5.83%)
IMAX Corp. (Canada)**	3,925	90,864
Lions Gate Entertainment Corp. - Class B**	1,827	57,989
Lions Gate Entertainment Corp. - Class A**	1,782	60,249
Live Nation Entertainment, Inc.**	2,930	124,730
		333,832
Multiline Retail (0.74%)
Big Lots, Inc.	755	42,393

Specialty Retail (1.60%)
Burlington Stores, Inc.**	745	91,657

Total Consumer Discretionary		909,001

Consumer Staples (2.85%)
Beverages (1.79%)
MGP Ingredients, Inc.	1,330	102,250

Food & Staples Retailing (1.06%)
PriceSmart, Inc.	707	60,873

Total Consumer Staples		163,123

Energy (4.16%)
Energy Equipment & Services (1.02%)
US Silica Holdings, Inc.	1,785	58,119

Oil Gas & Consumable Fuels (3.14%)
PDC Energy, Inc.**	1,605	82,722
RSP Permian, Inc.**	1,330	54,104
SRC Energy, Inc.**	5,026	42,872
		179,698
Total Energy		237,817

Financials (9.89%)
Banks (2.90%)
Bank of the Ozarks, Inc.	1,583	76,696
	Shares	Value
Banks (continued)
Eagle Bancorp, Inc.**	1,540	$89,166
		165,862
Capital Markets (3.71%)
Evercore Inc. - Class A	1,676	150,840
MarketAxess Holdings, Inc.	306	61,736
		212,576
Insurance (1.73%)
AMERISAFE, Inc.	795	48,972
Trupanion, Inc.**	1,710	50,052
		99,024
Thrift & Mortgage Finance (1.55%)
LendingTree, Inc.**	260	88,517

Total Financials		565,979

Health Care (19.57%)
Biotechnology (2.27%)
Amicus Therapeutics, Inc.**	3,500	50,365
Ironwood Pharmaceuticals, Inc.**	2,365	35,452
Loxo Oncology, Inc.**	524	44,110
		129,927
Health Care Equipment & Supplies (6.89%)
Glaukos Corp.**	2,940	75,411
Globus Medical, Inc. - Class A**	2,870	117,957
K2M Group Holdings, Inc.**	3,290	59,220
Nevro Corp.**	1,095	75,599
Wright Medical Group NV (Netherlands)**	2,990	66,378
		394,565
Health Care Providers & Services (4.78%)
Acadia Healthcare Co., Inc.**	2,172	70,872
Amedisys, Inc.**	1,450	76,430
Civitas Solutions, Inc.**	1,600	27,360
HealthEquity, Inc.**	2,120	98,919
		273,581
Health Care Technology (1.22%)
Medidata Solutions, Inc.**	1,100	69,707

Life Sciences Tools & Services (1.26%)
PRA Health Sciences, Inc.**	790	71,945

Pharmaceuticals (3.15%)
Catalent, Inc.**	1,785	73,328
Intersect ENT, Inc.**	1,350	43,740
Pacira Pharmaceuticals, Inc.**	1,380	62,997
		180,065
Total Health Care		1,119,790

Industrials (10.57%)
Aerospace & Defense (1.96%)
Hexcel Corp.	1,810	111,948

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	53

Westcore Small-Cap Growth Fund	Statement of Investments

December 31, 2017

	Shares	Value
Commercial Services & Supplies (0.88%)
Ritchie Bros Auctioneers, Inc. (Canada)	1,678	$50,223

Construction & Engineering (1.52%)
Valmont Industries, Inc.	525	87,071

Electrical Equipment (1.72%)
Generac Holdings, Inc.**	1,985	98,297

Machinery (1.62%)
Proto Labs, Inc.**	900	92,700

Professional Services (1.43%)
Huron Consulting Group, Inc.**	2,028	82,033

Road & Rail (1.44%)
Saia, Inc.**	1,165	82,424

Total Industrials		604,696

Information Technology (30.95%)
Internet Software & Services (5.71%)
2U, Inc.**	965	62,252
Envestnet, Inc.**	2,780	138,583
GoDaddy, Inc. - Class A**	1,645	82,711
Twilio, Inc. - Class A**	1,820	42,952
		326,498
IT Services (2.54%)
EPAM Systems, Inc.**	1,355	145,568

Semiconductors & Semiconductor (7.89%)
Ambarella, Inc.**	850	49,937
Inphi Corp.**	2,088	76,421
MACOM Technology Solutions Holdings, Inc.**	1,510	49,135
Microsemi Corp.**	1,980	102,267
Monolithic Power Systems, Inc.	660	74,158
Silicon Laboratories, Inc.**	1,130	99,779
		451,697
Software (14.81%)
Everbridge, Inc.**	3,030	90,051
Fair Isaac Corp.	476	72,923
FireEye, Inc.**	4,420	62,764
Fortinet, Inc.**	1,690	73,836
Globant SA (Luxembourg)**	1,811	84,139
Guidewire Software, Inc.**	1,287	95,573
RealPage, Inc.**	1,610	71,323
RingCentral, Inc. - Class A**	1,764	85,377
Tyler Technologies, Inc.**	595	105,345
	Shares	Value
Software (continued)
Zendesk, Inc.**	3,127	$105,818
		847,149
Total Information Technology		1,770,912

Materials (1.98%)
Chemicals (1.98%)
PolyOne Corp.	2,608	113,448

Total Materials		113,448

Real Estate (1.74%)
Equity Real Estate Investment (1.74%)
QTS Realty Trust, Inc. - Class A	1,834	99,329

Total Real Estate		99,329

Telecommunication Services (1.81%)
Diversified Telecommunication (1.81%)
Cogent Communications Holdings, Inc.	2,285	103,511

Total Telecommunication Services		103,511

Total Common Stocks
(Cost $4,369,099)		5,687,606

	Shares	Value
Money Market Mutual Funds (0.69%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	39,558	39,558

Total Money Market Mutual Funds
(Cost $39,558)		39,558

Total Investments (100.10%)
(Cost $4,408,657)		$5,727,164

Liabilities Less Other Assets (-0.10%)		(5,579)

Net Assets (100.00%)		$5,721,585

See Notes to Financial Statements.

54	| www.westcore.com

Westcore Small-Cap Growth Fund	Statement of Investments

December 31, 2017

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	55

Westcore Small-Cap Growth Fund II	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (99.07%)
Consumer Discretionary (15.85%)
Diversified Consumer Services (2.74%)
Bright Horizons Family Solutions, Inc.**	8,220	$772,680
Grand Canyon Education, Inc.**	5,265	471,375
		1,244,055
Hotels Restaurants & Leisure (4.15%)
Jack in the Box, Inc.	5,165	506,738
Vail Resorts, Inc.	3,930	835,007
Wingstop, Inc.	13,885	541,238
		1,882,983
Leisure Products (0.79%)
Callaway Golf Co.	25,730	358,419

Media (5.83%)
IMAX Corp. (Canada)**	31,310	724,827
Lions Gate Entertainment Corp. -Class B**	14,452	458,706
Lions Gate Entertainment Corp. -Class A**	14,030	474,354
Live Nation Entertainment, Inc.**	23,168	986,262
		2,644,149
Multiline Retail (0.74%)
Big Lots, Inc.	5,940	333,531

Specialty Retail (1.60%)
Burlington Stores, Inc.**	5,880	723,416

Total Consumer Discretionary		7,186,553

Consumer Staples (2.85%)
Beverages (1.79%)
MGP Ingredients, Inc.	10,520	808,778

Food & Staples Retailing (1.06%)
PriceSmart, Inc.	5,595	481,729

Total Consumer Staples		1,290,507

Energy (4.15%)
Energy Equipment & Services (1.01%)
US Silica Holdings, Inc.	14,130	460,073

Oil Gas & Consumable Fuels (3.14%)
PDC Energy, Inc.**	12,675	653,269
RSP Permian, Inc.**	10,520	427,954
SRC Energy, Inc.**	40,015	341,328
		1,422,551
Total Energy		1,882,624

Financials (9.86%)
Banks (2.89%)
Bank of the Ozarks, Inc.	12,503	605,770

	Shares	Value
Banks (continued)
Eagle Bancorp, Inc.**	12,210	$706,959
		1,312,729
Capital Markets (3.72%)
Evercore, Inc. - Class A	13,210	1,188,900
MarketAxess Holdings, Inc.	2,464	497,112
		1,686,012
Insurance (1.73%)
AMERISAFE, Inc.	6,330	389,928
Trupanion, Inc.**	13,530	396,023
		785,951
Thrifts & Mortgage Finance (1.52%)
LendingTree, Inc.**	2,020	687,709

Total Financials		4,472,401

Health Care (19.51%)
Biotechnology (2.27%)
Amicus Therapeutics, Inc.**	27,900	401,481
Ironwood Pharmaceuticals, Inc.**	18,670	279,863
Loxo Oncology, Inc.**	4,110	345,980
		1,027,324
Health Care Equipment & Supplies (6.89%)
Glaukos Corp.**	23,185	594,695
Globus Medical, Inc. - Class A**	22,665	931,531
K2M Group Holdings, Inc.**	26,185	471,330
Nevro Corp.**	8,665	598,232
Wright Medical Group NV (Netherlands)**	23,725	526,695
		3,122,483
Health Care Providers & Services (4.75%)
Acadia Healthcare Co., Inc.**	17,200	561,236
Amedisys, Inc.**	11,440	603,003
Civitas Solutions, Inc.**	12,600	215,460
HealthEquity, Inc.**	16,620	775,489
		2,155,188
Health Care Technology (1.21%)
Medidata Solutions, Inc.**	8,690	550,685

Life Sciences Tools & Services (1.25%)
PRA Health Sciences, Inc.**	6,240	568,277

Pharmaceuticals (3.14%)
Catalent, Inc.**	14,060	577,585
Intersect ENT, Inc.**	10,625	344,250
Pacira Pharmaceuticals, Inc.**	11,020	503,063
		1,424,898
Total Health Care		8,848,855

Industrials (10.51%)
Aerospace & Defense (1.95%)
Hexcel Corp.	14,335	886,620

See Notes to Financial Statements.

56	| www.westcore.com

Westcore Small-Cap Growth Fund II	Statement of Investments

December 31, 2017

	Shares	Value
Commercial Services & Supplies (0.88%)
Ritchie Bros Auctioneers, Inc. (Canada)	13,300	$398,069

Construction & Engineering (1.50%)
Valmont Industries, Inc.	4,110	681,643

Electrical Equipment (1.71%)
Generac Holdings, Inc.**	15,640	774,493

Machinery (1.61%)
Proto Labs, Inc.**	7,090	730,270

Professional Services (1.43%)
Huron Consulting Group, Inc.**	15,980	646,391

Road & Rail (1.43%)
Saia, Inc.**	9,155	647,716

Total Industrials		4,765,202

Information Technology (30.83%)
Internet Software & Services (5.69%)
2U, Inc.**	7,625	491,889
Envestnet, Inc.**	21,990	1,096,202
GoDaddy, Inc. - Class A**	12,965	651,880
Twilio, Inc. - Class A**	14,410	340,076
		2,580,047
IT Services (2.56%)
EPAM Systems, Inc.**	10,775	1,157,558

Semiconductors & Semiconductor (7.83%)
Ambarella, Inc.**	6,550	384,813
Inphi Corp.**	16,450	602,070
MACOM Technology Solutions Holdings, Inc.**	11,895	387,063
Microsemi Corp.**	15,630	807,289
Monolithic Power Systems, Inc.	5,185	582,587
Silicon Laboratories, Inc.**	8,920	787,636
		3,551,458
Software (14.75%)
Everbridge, Inc.**	23,895	710,159
Fair Isaac Corp.	3,720	569,904
FireEye, Inc.**	35,090	498,278
Fortinet, Inc.**	13,360	583,698
Globant SA (Luxembourg)**	14,315	665,075
Guidewire Software, Inc.**	10,171	755,299
RealPage, Inc.**	12,690	562,167
RingCentral, Inc. - Class A**	13,985	676,874
Tyler Technologies, Inc.**	4,703	832,666

	Shares	Value
Software (continued)
Zendesk, Inc.**	24,670	$834,833
		6,688,953
Total Information Technology		13,978,016

Materials (1.97%)
Chemicals (1.97%)
PolyOne Corp.	20,565	894,578

Total Materials		894,578

Real Estate (1.73%)
Equity Real Estate Investment Trusts(REITs) (1.73%)
QTS Realty Trust, Inc. - Class A	14,510	785,862

Total Real Estate		785,862

Telecommunication Services (1.81%)
Diversified Telecommunication (1.81%)
Cogent Communications Holdings, Inc.	18,090	819,477

Total Telecommunication Services		819,477

Total Common Stocks
(Cost $39,297,845)		44,924,075

	Shares	Value
Money Market Mutual Funds (1.22%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	554,570	554,570

Total Money Market Mutual Funds
(Cost $554,570)		554,570

Short Term Investments (0.00%)(a)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	78	78

Total Short Term Investments
(Cost $78)		78

Total Investments (100.29%)
(Cost $39,852,493)		$45,478,723

Liabilities Less Other Assets (-0.29%)		(133,198)

Net Assets (100.00%)		$45,345,525

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	57

Westcore Small-Cap Growth Fund II	Statement of Investments

December 31, 2017

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.
(a)	Less than 0.005%.

See Notes to Financial Statements.

58	| www.westcore.com

Westcore Global Large-Cap Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (97.53%)
Consumer Discretionary (14.11%)
Auto Components (3.21%)
Bridgestone Corp. (Japan)	38,700	$1,799,074

Automobiles (3.46%)
Toyota Motor Corp. (Japan)	30,300	1,939,684

Hotels Restaurants & Leisure (3.38%)
Whitbread PLC (United Kingdom)	35,028	1,891,723

Specialty Retail (4.06%)
Lowe’s Cos, Inc.	24,500	2,277,030

Total Consumer Discretionary		7,907,511

Consumer Staples (14.04%)
Food & Staples Retailing (4.11%)
Wal-Mart Stores, Inc.	23,327	2,303,541

Food Products (3.40%)
Nestle SA ADR (Switzerland)	22,145	1,903,806

Household Products (3.18%)
Kimberly-Clark Corp.	14,764	1,781,424

Tobacco (3.35%)
British American Tobacco PLC ADR (United Kingdom)	28,030	1,877,730

Total Consumer Staples		7,866,501

Energy (9.59%)
Oil Gas & Consumable Fuels (9.59%)
Koninklijke Vopak N.V. (Netherlands)	36,073	1,582,831
Occidental Petroleum Corp.	28,583	2,105,424
TOTAL SA ADR (France)	30,520	1,687,145
		5,375,400
Total Energy		5,375,400

Financials (12.53%)
Banks (3.43%)
US Bancorp	35,806	1,918,485

Insurance (9.10%)
Chubb, Ltd. (Switzerland)	11,800	1,724,334
Helvetia Holding AG (Switzerland)	2,949	1,659,938
Power Financial Corp. (Canada)	62,500	1,717,383
		5,101,655
Total Financials		7,020,140

	Shares	Value
Health Care (13.80%)
Biotechnology (4.18%)
AbbVie, Inc.	24,189	$2,339,318

Pharmaceuticals (9.62%)
Bayer AG (Germany)	15,500	1,934,159
Novartis AG ADR (Switzerland)	21,910	1,839,564
Roche Holding AG (Switzerland)	6,400	1,618,965
		5,392,688
Total Health Care		7,732,006

Industrials (9.58%)
Commercial Services & Supplies (3.13%)
Brambles, Ltd. (Australia)	222,900	1,751,352

Professional Services (6.45%)
Adecco Group AG (Switzerland)	22,800	1,744,307
RELX PLC (United Kingdom)	79,700	1,871,286
		3,615,593
Total Industrials		5,366,945

Information Technology (14.82%)
IT Services (3.86%)
Broadridge Financial Solutions, Inc.	23,900	2,164,862

Semiconductors & Semiconductor (2.84%)
QUALCOMM, Inc.	24,837	1,590,065

Software (3.86%)
Sage Group PLC (United Kingdom)	201,152	2,167,252

Technology Hardware Storage & Peripherals (4.26%)
Apple, Inc.	14,100	2,386,143

Total Information Technology		8,308,322

Materials (4.02%)
Chemicals (4.02%)
Koninklijke DSM N.V. (Netherlands)	23,559	2,252,055

Total Materials		2,252,055

Telecommunication Services (2.11%)
Diversified Telecommunication Services (2.11%)
BT Group PLC (United Kingdom)	322,678	1,183,699

Total Telecommunication Services		1,183,699

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	59

Westcore Global Large-Cap Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Utilities (2.93%)
Multi-Utilities (2.93%)
Canadian Utilities, Ltd. - Class A (Canada)	55,235	$1,643,867

Total Utilities		1,643,867

Total Common Stocks
(Cost $44,131,304)		54,656,446

	Shares	Value
Money Market Mutual Funds (2.14%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	1,201,507	1,201,507

Total Money Market Mutual Funds
(Cost $1,201,507)		1,201,507

Total Investments (99.67%)
(Cost $45,332,811)		$55,857,953

Other Assets Less Liabilities (0.33%)		183,974

Net Assets (100.00%)		$56,041,927

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown as of December 31, 2017
Country	Market Value	%
United States	$20,067,799	35.82%
Switzerland	10,490,914	18.72%
United Kingdom	8,991,690	16.04%
Netherlands	3,834,886	6.84%
Japan	3,738,758	6.67%
Canada	3,361,250	5.99%
Germany	1,934,159	3.45%
Australia	1,751,352	3.13%
France	1,687,145	3.01%
Total Investments	55,857,953	99.67%
Other Assets in Excess of Liabilities	183,974	0.33%
Net Assets	$56,041,927	100.00%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

60	| www.westcore.com

Westcore Large-Cap Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (99.90%)
Consumer Discretionary (20.14%)
Hotels Restaurants & Leisure (7.93%)
McDonald's Corp.	2,350	$404,482
Yum! Brands, Inc.	4,930	402,337
		806,819
Multiline Retail (3.89%)
Target Corp.	6,074	396,329

Specialty Retail (4.18%)
Lowe's Cos., Inc.	4,580	425,665

Textiles Apparel & Luxury Goods (4.14%)
Ralph Lauren Corp.	4,059	420,878

Total Consumer Discretionary		2,049,691

Consumer Staples (15.67%)
Food & Staples Retailing (3.96%)
Wal-Mart Stores, Inc.	4,082	403,097

Food Products (7.64%)
General Mills, Inc.	6,496	385,148
Nestle SA ADR (Switzerland)	4,565	392,453
		777,601
Household Products (4.07%)
Kimberly-Clark Corp.	3,430	413,864

Total Consumer Staples		1,594,562

Energy (4.09%)
Oil Gas & Consumable Fuels (4.09%)
Occidental Petroleum Corp.	5,644	415,737

Total Energy		415,737

Financials (7.69%)
Banks (3.88%)
US Bancorp	7,363	394,510

Insurance (3.81%)
Chubb, Ltd. (Switzerland)	2,657	388,267

Total Financials		782,777

Health Care (14.36%)
Biotechnology (7.37%)
AbbVie, Inc.	4,172	403,474
Gilead Sciences, Inc.	4,832	346,165
		749,639
Health Care Providers & Services (3.27%)
Cardinal Health, Inc.	5,439	333,247

	Shares	Value
Pharmaceuticals (3.72%)
Pfizer, Inc.	10,455	$378,680

Total Health Care		1,461,566

Industrials (7.82%)
Aerospace & Defense (4.02%)
L-3 Communications Holdings, Inc.	2,065	408,560
Road & Rail (3.80%)
CSX Corp.	7,034	386,941

Total Industrials		795,501

Information Technology (19.14%)
IT Services (7.79%)
Broadridge Financial Solutions, Inc.	4,280	387,682
International Business Machines Corp.	2,644	405,643
		793,325
Semiconductors & Semiconductor (7.69%)
QUALCOMM, Inc.	6,239	399,421
Xilinx, Inc.	5,682	383,080
		782,501
Technology Hardware Storage & Peripherals (3.66%)
Apple, Inc.	2,201	372,475

Total Information Technology		1,948,301

Materials (4.02%)
Chemicals (4.02%)
Eastman Chemical Co.	4,418	409,284

Total Materials		409,284

Utilities (6.97%)
Electric Utilities (3.20%)
Edison International	5,141	325,117

Independent Power and Renewable Electricity Producers (3.77%)
AES Corp.	35,468	384,118

Total Utilities		709,235

Total Common Stocks
(Cost $8,849,135)		10,166,654

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	61

Westcore Large-Cap Dividend Fund	Statement of Investments

December 31, 2017

	Shares	Value
Money Market Mutual Funds (0.28%)
Goldman Sachs Financial Square -Government Fund, (7 Day Yield 1.194%)	28,189	$28,189

Total Money Market Mutual Funds
(Cost $28,189)		28,189

Short Term Investments (0.00%)(a)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	96	96

Total Short Term Investments
(Cost $96)		96

Total Investments (100.18%)
(Cost $8,877,420)		$10,194,939

Liabilities Less Other Assets (-0.18%)		(18,321)

Net Assets (100.00%)		$10,176,618

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Less than 0.005%.

See Notes to Financial Statements.

62	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Statement of Investments
December 31, 2017

	Shares	Value
Common Stocks (96.59%)
Consumer Discretionary (11.90%)
Auto Components (1.20%)
Stoneridge, Inc.**	4,479	$102,390
Tower International, Inc.	2,073	63,330
		165,720
Diversified Consumer Services (0.77%)
Collectors Universe, Inc.	3,701	105,997

Hotels Restaurants & Leisure (1.60%)
Chuy's Holdings, Inc.**	4,207	118,007
Monarch Casino & Resort, Inc.**	2,293	102,772
		220,779
Household Durables (2.13%)
Bassett Furniture Industries, Inc.	3,596	135,210
Hamilton Beach Brands Holding Co. - Class B**	1,464	37,610
Hamilton Beach Brands Holding Co. - Class A	1,464	37,610
Lifetime Brands, Inc.	5,056	83,424
		293,854
Internet & Direct Marketing Retail (0.82%)
PetMed Express, Inc.	2,499	113,704

Leisure Products (0.80%)
American Outdoor Brands Corp.**	3,278	42,089
Marine Products Corp.	5,324	67,828
		109,917
Media (1.85%)
Hemisphere Media Group, Inc.**	7,064	81,589
Saga Communications, Inc. - Class A	2,010	81,304
tronc, Inc.**	5,242	92,207
		255,100
Specialty Retail (1.91%)
Citi Trends, Inc.	4,556	120,552
Haverty Furniture Cos., Inc.	2,540	57,531
Winmark Corp.	658	85,145
		263,228
Textiles Apparel & Luxury Goods (0.82%)
Unifi, Inc.**	3,170	113,708

Total Consumer Discretionary		1,642,007

Consumer Staples (2.59%)
Food & Staples Retailing (0.82%)
SpartanNash Co.	4,234	112,963

Food Products (0.63%)
John B Sanfilippo & Son, Inc.	1,377	87,095

	Shares	Value
Personal Products (1.14%)
Medifast, Inc.	2,255	$157,422

Total Consumer Staples		357,480

Energy (4.87%)
Energy Equipment & Services (2.09%)
Archrock, Inc.	7,035	73,867
Bristow Group, Inc.	11,102	149,544
Unit Corp.**	2,986	65,692
		289,103
Oil Gas & Consumable Fuels (2.78%)
Green Plains Renewable Energy, Inc.	4,486	75,589
NACCO Industries, Inc. - Class A	1,464	55,120
Panhandle Oil and Gas, Inc. - Class A	2,259	46,423
Renewable Energy Group, Inc.**	10,833	127,829
REX American Resources Corp.**	943	78,071
		383,032
Total Energy		672,135

Financials (25.75%)
Banks (15.42%)
American National Bankshares, Inc.	2,811	107,661
Arrow Financial Corp.	3,117	105,822
Bancorp, Inc.**	15,255	150,720
BCB Bancorp, Inc.	6,311	91,510
C&F Financial Corp.	1,626	94,308
Central Pacific Financial Corp.	3,659	109,148
CoBiz Financial, Inc.	5,700	113,943
ConnectOne Bancorp, Inc.	5,103	131,402
Farmers Capital Bank Corp.	2,669	102,757
First Community Bancshares, Inc.	3,096	88,948
First Interstate BancSystem, Inc. - Class A	2,776	111,179
Horizon Bancorp	4,423	122,959
Independent Bank Corp.	4,494	100,441
Lakeland Bancorp, Inc.	6,184	119,042
Macatawa Bank Corp.	9,421	94,210
MidWestOne Financial Group, Inc.	2,561	85,870
Northrim BanCorp, Inc.	2,547	86,216
OFG Bancorp (Puerto Rico)	7,703	72,408
Republic Bancorp, Inc. - Class A	3,261	123,983
West Bancorporation, Inc.	4,622	116,243
		2,128,770
Capital Markets (1.47%)
Diamond Hill Investment Group, Inc.	587	121,309
Westwood Holdings Group, Inc.	1,242	82,233
		203,542
Insurance (3.19%)
EMC Insurance Group, Inc.	2,323	66,647
HCI Group, Inc.	2,240	66,976
National Western Life Group, Inc. - Class A	286	94,672
United Fire Group, Inc.	1,503	68,507

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	63

Westcore Micro-Cap Opportunity Fund	Statement of Investments

December 31, 2017

	Shares	Value
Insurance (continued)
Universal Insurance Holdings, Inc.	5,255	$143,724
		440,526
Mortgage Real Estate Investment Trust (REITs) (0.86%)
Resource Capital Corp.	12,622	118,268

Thrifts & Mortgage Finance (4.81%)
BankFinancial Corp.	7,575	116,201
Flagstar Bancorp, Inc.**	3,123	116,863
Home Bancorp, Inc.	2,042	88,255
TrustCo Bank Corp.	12,907	118,744
United Financial Bancorp, Inc.	6,802	119,987
Waterstone Financial, Inc.	6,069	103,477
		663,527
Total Financials		3,554,633

Health Care (20.09%)
Biotechnology (8.34%)
Akebia Therapeutics, Inc.**	3,197	47,539
AMAG Pharmaceuticals, Inc.**	3,688	48,866
BioSpecifics Technologies Corp.**	2,004	86,833
Conatus Pharmaceuticals, Inc.**	10,715	49,503
Cytokinetics, Inc.**	7,868	64,124
Enanta Pharmaceuticals, Inc.**	1,315	77,164
Fortress Biotech, Inc.**	25,106	100,173
Genomic Health, Inc.**	1,526	52,189
MiMedx Group, Inc.**	8,124	102,444
Natera, Inc.**	7,279	65,438
PDL BioPharma, Inc.**	17,029	46,660
PTC Therapeutics, Inc.**	2,933	48,923
Recro Pharma, Inc.**	6,386	59,071
Repligen Corp.**	3,245	117,729
Retrophin, Inc.**	3,711	78,191
Seres Therapeutics, Inc.**	3,396	34,435
Xencor, Inc.**	3,245	71,130
		1,150,412
Health Care Equipment & Supplies (3.64%)
Anika Therapeutics, Inc.**	2,297	123,831
Exactech, Inc.**	2,911	143,949
Lantheus Holdings, Inc.**	5,407	110,573
OraSure Technologies, Inc.**	6,579	124,080
		502,433
Health Care Providers & Services (4.16%)
Addus HomeCare Corp.**	2,587	90,027
Civitas Solutions, Inc.**	6,126	104,755
Ensign Group, Inc.	4,255	94,461
LHC Group, Inc.**	1,804	110,495
R1 Rcm, Inc.**	16,651	73,431
RadNet, Inc.**	9,990	100,899
		574,068

	Shares	Value
Health Care Technology (0.52%)
Quality Systems, Inc.**	5,299	$71,961

Life Sciences Tools & Services (0.34%)
Enzo Biochem, Inc.**	5,695	46,414

Pharmaceuticals (3.09%)
American Physicians Service Group, Inc.**	3,517	67,667
ANI Pharmaceuticals, Inc.**	2,075	133,734
Intersect ENT, Inc.**	1,980	64,152
Sucampo Pharmaceuticals, Inc. - Class A**	8,996	161,478
		427,031
Total Health Care		2,772,319

Industrials (12.18%)
Aerospace & Defense (0.44%)
National Presto Industries, Inc.	605	60,167

Building Products (1.73%)
Continental Building Products, Inc.**	4,812	135,458
PGT, Inc.**	6,152	103,661
		239,119
Commercial Services & Supplies (2.57%)
Kimball International, Inc. - Class B	4,713	87,992
McGrath RentCorp	2,568	120,644
SP Plus Corp.**	1,843	68,375
Viad Corp.	1,397	77,394
		354,405
Electrical Equipment (1.08%)
Allied Motion Technologies, Inc.	4,483	148,343

Machinery (3.93%)
Blue Bird Corp.**	3,074	61,173
Chart Industries, Inc.**	2,404	112,651
Greenbrier Cos., Inc.	2,272	121,098
Lydall, Inc.**	1,538	78,054
Miller Industries, Inc.	3,208	82,766
Omega Flex, Inc.	1,222	87,263
		543,005
Marine (0.59%)
Costamare, Inc. (Monaco)	14,139	81,582

Professional Services (0.94%)
ICF International, Inc.**	2,462	129,255

Road & Rail (0.90%)
Roadrunner Transportation Systems, Inc.**	16,164	124,624

Total Industrials		1,680,500

See Notes to Financial Statements.

64	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Statement of Investments

December 31, 2017

	Shares	Value
Information Technology (11.40%)
Communications Equipment (1.91%)
ADTRAN, Inc.	3,045	$58,921
Comtech Telecommunications Corp.	4,146	91,709
Ituran Location and Control, Ltd. (Israel)	3,309	113,168
		263,798
Electronic Equipment Instruments & Components (3.82%)
Bel Fuse, Inc. - Class B	3,212	80,862
Daktronics, Inc.	10,870	99,243
Insight Enterprises, Inc.**	2,020	77,346
Kimball Electronics, Inc.**	4,561	83,238
Methode Electronics, Inc.	2,138	85,734
Park Electrochemical Corp.	5,155	101,296
		527,719
Internet Software & Services (1.88%)
Carbonite, Inc.**	4,166	104,567
LivePerson, Inc.**	4,024	46,276
Tucows, Inc. - Class A (Canada)**	1,546	108,297
		259,140
IT Services (1.53%)
Cass Information Systems, Inc.	1,534	89,294
Hackett Group, Inc.	3,370	52,943
Perficient, Inc.**	3,613	68,900
		211,137
Semiconductors & Equipment (0.87%)
IXYS Corp.	4,996	119,654

Software (1.39%)
American Software, Inc. - Class A	9,703	112,846
Zix Corp.**	17,955	78,643
		191,489
Total Information Technology		1,572,937

Materials (4.02%)
Chemicals (2.16%)
Chase Corp.	824	99,292
Core Molding Technologies, Inc.	5,284	114,663
Innophos Holdings, Inc.	1,806	84,394
		298,349
Construction Materials (0.64%)
United States Lime & Minerals, Inc.	1,152	88,819

Metals & Mining (1.22%)
Schnitzer Steel Industries, Inc. - Class A	5,002	167,567

Total Materials		554,735

Real Estate (2.52%)
Equity Real Estate Investment Trust (REITs) (2.52%)
Ashford Hospitality Trust, Inc.	12,439	83,715

	Shares	Value
Equity Real Estate Investment Trust (REITs) (continued)
CorEnergy Infrastructure Trust, Inc.	3,221	$123,042
Hersha Hospitality Trust	3,361	58,481
iStar, Inc.**	7,354	83,100
		348,338
Total Real Estate		348,338

Utilities (1.27%)
Multi-Utilities (0.38%)
Unitil Corp.	1,147	52,326

Water Utilities (0.89%)
SJW Group	1,920	122,554

Total Utilities		174,880

Total Common Stocks
(Cost $10,614,380)		13,329,964

Rights and Warrants (0.03%)
Health Care (0.03%)
Pharmaceuticals (0.03%)
Valeant Pharmaceuticals International, Inc.**(a)	22,951	4,360

Total Rights and Warrants
(Cost $–)		4,360

	Shares	Value
Money Market Mutual Funds (2.44%)
Goldman Sachs Financial Square -Government Fund, (7 Day Yield 1.194%)	336,703	336,703

Total Money Market Mutual Funds
(Cost $336,703)		336,703

Total Investments (99.06%)
(Cost $10,951,083)		$13,671,027

Other Assets Less Liabilities (0.94%)		129,929

Net Assets (100.00%)		$13,800,956

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	65

Westcore Micro-Cap Opportunity Fund	Statement of Investments

December 31, 2017

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

(a)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

66	| www.westcore.com

Westcore International Small-Cap Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (97.18%)
Consumer Discretionary (27.49%)
Diversified Consumer Services (7.38%)
Fu Shou Yuan International Group, Ltd. (China)	3,263,041	$2,785,729
G8 Education, Ltd. (Australia)	371,896	983,683
IBJ, Inc. (Japan)	224,981	2,106,545
		5,875,957
Hotels Restaurants & Leisure (9.75%)
Arcland Service Holdings Co., Ltd. (Japan)	102,317	2,421,828
Corporate Travel Management, Ltd. (Australia)	191,461	3,116,223
MTY Food Group, Inc. (Canada)	49,839	2,224,318
		7,762,369
Internet & Direct Marketing Retail (4.39%)
Webjet, Ltd. (Australia)	429,149	3,492,419

Media (1.02%)
CTS Eventim AG & Co. KGaA (Germany)	17,402	810,659

Specialty Retail (3.03%)
Vertu Motors PLC (United Kingdom)	3,543,000	2,415,710

Textile Apparel & Luxury Goods (1.92%)
Pandora A/S (Denmark)	14,062	1,530,917

Total Consumer Discretionary		21,888,031

Consumer Staples (2.69%)
Food & Staples Retailing (1.68%)
BGF Retail Co, Ltd. (South Korea)**	3,034	595,152
Tsuruha Holdings, Inc. (Japan)	5,479	744,959
		1,340,111
Personal Products (1.01%)
BWX, Ltd. (Australia)	136,400	804,582

Total Consumer Staples		2,144,693

Financials (13.27%)
Capital Markets (10.51%)
Azimut Holding S.p.A. (Italy)	115,550	2,214,125
M&A Capital Partners Co., Ltd. (Japan)**	42,153	2,757,201
Sanne Group PLC (Jersey)	310,600	3,400,984
		8,372,310
Thrifts & Mortgage Finance (2.76%)
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	293,100	2,196,297

Total Financials		10,568,607
	Shares	Value
Health Care (10.11%)
Health Care Equipment & Supplies (1.55%)
Cellavision AB (Sweden)	70,486	$1,235,187

Health Care Providers & Services (1.99%)
Qualicorp SA (Brazil)	169,731	1,585,712

Life Science Tools & Services (2.62%)
Eurofins Scientific SE (Luxembourg)	3,420	2,082,931

Pharmaceuticals (3.95%)
China Medical System Holdings, Ltd. (China)	1,349,450	3,146,992

Total Health Care		8,050,822

Industrials (4.70%)
Commercial Services & Supplies (3.19%)
Boyd Group Income Fund (Canada)	31,639	2,539,426

Professional Services (1.51%)
Nihon M&A Center, Inc. (Japan)	25,200	1,201,012

Total Industrials		3,740,438

Information Technology (37.40%)
Electronic Equipment Instruments & Components (1.05%)
Ingenico Group SA (France)	7,859	839,331

Internet Software & Services (12.45%)
Autohome, Inc. ADR (China)**	33,793	2,185,393
FIRSTLOGIC, Inc. (Japan)**	150,760	1,358,078
iomart Group PLC (United Kingdom)	409,526	2,156,395
Just Eat PLC (United Kingdom)**	233,800	2,465,346
SMS Co., Ltd. (Japan)	55,450	1,747,038
		9,912,250
IT Services (9.83%)
Econocom Group SA (Belgium)	282,986	2,022,646
Keywords Studios PLC (Ireland)	180,840	3,906,580
Softcat PLC (United Kingdom)	270,500	1,899,122
		7,828,348
Software (14.07%)
Constellation Software, Inc. (Canada)	4,500	2,727,995
Descartes Systems Group, Inc. (Canada)**	27,600	784,745
Fortnox AB (Sweden)**	241,686	1,269,845
Logo Yazilim Sanayi Ve Ticaret AS (Turkey)**	154,485	2,394,405
Magic Software Enterprises, Ltd. (Israel)	241,266	2,038,698
See Notes to Financial Statements.

Annual Report | December 31, 2017 |	67

Westcore International Small-Cap Fund	Statement of Investments

December 31, 2017

	Shares	Value
Software (continued)
Sapiens International Corp. NV (Israel)	172,230	$1,984,090
		11,199,778
Total Information Technology		29,779,707

Real Estate (1.52%)
Real Estate Management & Development (1.52%)
Japan Property Management Center Co., Ltd. (Japan)	83,611	1,214,743

Total Real Estate		1,214,743

Total Common Stocks
(Cost $52,795,259)		77,387,041

	Shares	Value
Money Market Mutual Funds (2.89%)
Goldman Sachs Financial Square -Government Fund, (7 Day Yield 1.194%)	2,300,704	2,300,704
Total Money Market Mutual Funds
(Cost $2,300,704)		2,300,704

Short Term Investments (0.15%)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	121,688	121,688

Total Short Term Investments
(Cost $121,688)		121,688

Total Investments (100.22%)
(Cost $55,217,651)		$79,809,433

Liabilities Less Other Assets (-0.22%)		(178,315)

Net Assets (100.00%)		$79,631,118

Country Breakdown as of December 31, 2017

Country	Market Value	%
Japan	$13,551,404	17.01%
United Kingdom	11,132,870	13.98%
Australia	8,396,907	10.55%
Canada	8,276,484	10.40%
China	8,118,114	10.19%
Israel	4,022,788	5.05%
Ireland	3,906,580	4.91%
Jersey	3,400,984	4.27%
Sweden	2,505,032	3.14%
United States	2,422,392	3.04%
Turkey	2,394,405	3.01%
Italy	2,214,125	2.78%
Luxembourg	2,082,931	2.62%
Belgium	2,022,646	2.54%
Brazil	1,585,712	1.99%
Denmark	1,530,917	1.92%
France	839,331	1.05%
Germany	810,659	1.02%
South Korea	595,152	0.75%
Total Investments	79,809,433	100.22%
Liabilities in Excess of Other Assets	(178,315)	(0.22%)
Net Assets	$79,631,118	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

68	| www.westcore.com

Westcore International Small-Cap Fund	Statement of Investments

December 31, 2017

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (a)

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
AED	340,587	Purchase	03/14/2018	$92,658	$92,705	$47
CHF	2,639,585	Purchase	03/14/2018	2,685,605	2,722,418	36,813
CLP	123,516,872	Purchase	03/14/2018	193,599	200,612	7,013
COP	185,464,256	Purchase	03/14/2018	61,507	61,765	258
CZK	337,369	Purchase	03/14/2018	15,657	15,898	241
EUR	4,988,274	Purchase	03/14/2018	5,914,341	6,010,300	95,959
HUF	4,117,402	Purchase	03/14/2018	15,542	15,954	412
IDR	5,245,987,282	Purchase	03/14/2018	383,289	384,195	906
ILS	2,290,052	Purchase	03/14/2018	652,411	659,994	7,583
INR	161,094,370	Purchase	03/14/2018	2,490,768	2,502,218	11,450
KRW	2,307,065,607	Purchase	03/14/2018	2,121,312	2,157,582	36,270
NOK	7,814,138	Purchase	03/14/2018	939,785	953,582	13,797
NZD	785,582	Purchase	03/14/2018	549,527	556,252	6,725
PEN	75,181	Purchase	03/14/2018	22,833	23,119	286
PHP	7,798,873	Purchase	03/14/2018	153,629	155,723	2,094
PLN	636,724	Purchase	03/14/2018	178,498	182,953	4,455
RUB	4,546,798	Purchase	03/14/2018	76,395	78,149	1,754
SEK	2,430,648	Purchase	03/14/2018	287,878	297,573	9,695
SGD	1,228,296	Purchase	03/14/2018	913,085	919,367	6,282
TWD	91,105,372	Purchase	03/14/2018	3,054,358	3,074,269	19,911
ZAR	11,104,454	Purchase	03/14/2018	828,733	888,136	59,403
						$321,354

AUD	4,656,013	Sale	03/14/2018	$3,558,078	$3,632,435	$(74,357)
BRL	1,809,843	Sale	03/14/2018	540,802	541,408	(606)
CAD	3,455,800	Sale	03/14/2018	2,697,681	2,751,806	(54,125)
DKK	3,030,890	Sale	03/14/2018	482,208	490,655	(8,447)
GBP	5,322,344	Sale	03/14/2018	7,123,301	7,202,612	(79,311)
HKD	13,380,561	Sale	03/14/2018	1,714,653	1,715,036	(383)
JPY	209,318,528	Purchase	03/14/2018	1,867,827	1,864,248	(3,579)
MXN	8,706,264	Purchase	03/14/2018	449,431	437,199	(12,232)
QAR	253,222	Purchase	03/14/2018	69,630	69,558	(72)
THB	21,076,524	Purchase	03/14/2018	649,383	647,836	(1,547)
TRY	8,048,768	Sale	03/14/2018	2,030,304	2,080,104	(49,800)
						$(284,459)

(a)	As of December 31, 2017 BNY Mellon is the counterparty for all Forward Foreign Currency Contracts.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	69

Westcore Flexible Income Fund	Statement of Investments

December 31, 2017

	Shares	Value
Common Stocks (0.78%)
Energy Equipment & Services (0.78%)
Oil & Gas Equipment & Services (0.78%)
Gulfmark Offshore, Inc.**	16,512	$470,427
Gulfmark Offshore, Inc. - Restricted Shares**(a),(b)	5,750	147,436
		617,863
Total Energy Equipment & Services		617,863

Total Common Stocks
(Cost $1,330,975)		617,863

	Shares	Value
Preferred Stocks (1.64%)
Financial Institutions (1.64%)
Banking (1.64%)
ING Group NV (Netherlands), 6.13%	29,000	740,660
Royal Bank of Scotland Group PLC (United Kingdom), 6.60%	21,800	554,810
		1,295,470
Total Financial Institutions		1,295,470

Total Preferred Stocks
(Cost $1,285,548)		1,295,470

	Principal Amount	Value
Corporate Bonds (88.64%)
Financial Institutions (5.10%)
Banking (0.46%)
Emigrant Capital Trust II - 144A:
12M US L + 2.00%%, 04/14/34(c)(d)	$500,000	$368,750

Finance Companies (1.90%)
Aircastle, Ltd.:
5.00%, 04/01/23	750,000	792,187
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(c)	675,000	710,438
		1,502,625
Real Estate Investmentrusts (REITs) (2 74%)
CBL & Associates L P:
4.60%, 10/15/24	1,000,000	892,455
MPT Operating Partnership LP / MPT Finance Corp.:
5.00%, 10/15/27	1,250,000	1,276,562
		2,169,017
Total Financial Institutions		4,040,392
	Principal Amount	Value
Industrial (83.54%)
Basic Industry (10.70%)
CF Industries, Inc.:
3.45%, 06/01/23	$750,000	$742,500
5.38%, 03/15/44	500,000	495,625
Compass Minerals International, Inc. - 144A:
4.88%, 07/15/24(c)	1,400,000	1,386,000
FMG Resources August 2006 Pty, Ltd. - 144A (Australia):
4.75%, 05/15/22(c)	750,000	762,188
9.75%, 03/01/22(c)	1,075,000	1,192,175
Potlatch Corp.:
7.50%, 11/01/19	1,500,000	1,631,640
Teck Resources, Ltd. - 144A (Canada):
8.50%, 06/01/24(c)	1,000,000	1,132,500
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(c)	1,150,000	1,132,025
		8,474,653
Capital Goods (10.39%)
Ball Corp.:
5.25%, 07/01/25	700,000	763,875
CNH Industrial N.V. (United Kingdom):
4.50%, 08/15/23	500,000	521,340
Huntington Ingalls Industries, Inc. - 144A:
5.00%, 11/15/25(c)	1,000,000	1,072,500
James Hardie International Finance DAC - 144A (Ireland):
4.75%, 01/15/25(c)	500,000	506,250
Masco Corp.:
6.50%, 08/15/32	966,000	1,181,770
Moog, Inc. - 144A:
5.25%, 12/01/22(c)	1,250,000	1,296,875
Orbital ATK, Inc.:
5.50%, 10/01/23	500,000	530,000
Oshkosh Corp.:
5.38%, 03/01/25	750,000	799,688
United Rentals North America, Inc.:
4.63%, 07/15/23	1,500,000	1,556,430
		8,228,728
Communications (14.63%)
AMC Networks, Inc.:
4.75%, 12/15/22	975,000	998,156
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(c)	1,500,000	1,567,500
DISH DBS Corp.:
5.88%, 07/15/22	1,250,000	1,260,938
Lamar Media Corp.:
5.00%, 05/01/23	1,250,000	1,293,750

See Notes to Financial Statements.

70	| www.westcore.com

Westcore Flexible Income Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Communications (continued)
Lions Gate Entertainment Corp. - 144A:
5.88%, 11/01/24(c)	$1,000,000	$1,061,250
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(c)	1,000,000	1,035,000
Nielsen Co. Luxembourg SARL - 144A (Luxembourg):
5.00%, 02/01/25(c)	750,000	780,000
Sirius XM Radio, Inc. - 144A:
5.38%, 04/15/25(c)	1,000,000	1,043,750
T-Mobile USA, Inc.:
6.50%, 01/15/24	1,250,000	1,328,125
Virgin Media Secured Finance PLC (United Kingdom):
5.25%, 01/15/21	1,160,000	1,226,700
		11,595,169
Consumer Cyclical (20.67%)
Allison Transmission, Inc. - 144A:
5.00%, 10/01/24(c)	1,375,000	1,421,406
Cinemark USA, Inc.:
4.88%, 06/01/23	750,000	763,125
CoreCivic, Inc.:
4.13%, 04/01/20	750,000	765,000
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(c)	1,250,000	1,256,250
General Motors Co.:
4.88%, 10/02/23	575,000	622,937
General Motors Financial Co., Inc.:
4.25%, 05/15/23	425,000	445,556
Goodyear Tire & Rubber Co.:
4.88%, 03/15/27	250,000	256,562
8.75%, 08/15/20	1,644,000	1,886,490
Hanesbrands, Inc. - 144A:
4.63%, 05/15/24(c)	1,250,000	1,281,250
L Brands, Inc.:
6.88%, 11/01/35	450,000	456,750
Meritor, Inc.:
6.25%, 02/15/24	1,250,000	1,321,875
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.:
5.63%, 05/01/24	1,000,000	1,070,000
Regal Entertainment Group:
5.75%, 02/01/25	500,000	515,000
Royal Caribbean Cruises, Ltd.:
7.50%, 10/15/27	1,050,000	1,356,925
Service Corp International:
4.63%, 12/15/27	230,000	233,938
Speedway Motorsports, Inc.:
5.13%, 02/01/23	1,425,000	1,478,438
	Principal Amount	Value
Consumer Cyclical (continued)
Tenneco, Inc.:
5.00%, 07/15/26	$1,000,000	$1,027,500
Under Armour, Inc.:
3.25%, 06/15/26	250,000	219,221
		16,378,223
Consumer Non-Cyclical (9.69%)
DaVita, Inc.:
5.13%, 07/15/24	500,000	505,937
Hill-Rom Holdings, Inc. - 144A:
5.00%, 02/15/25(c)	500,000	512,350
Hologic, Inc. - 144A:
4.38%, 10/15/25(c)	750,000	763,125
Magellan Health, Inc.:
4.40%, 09/22/24	750,000	755,785
Quintiles IMS, Inc. - 144A:
4.88%, 05/15/23(c)	1,500,000	1,552,500
Teleflex, Inc.:
4.63%, 11/15/27	250,000	253,075
4.88%, 06/01/26	385,000	399,438
5.25%, 06/15/24	524,000	548,890
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(c)	1,074,000	1,179,444
Vista Outdoor, Inc.:
5.88%, 10/01/23	1,250,000	1,206,250
		7,676,794
Energy - Independent (6.23%)
Diamondback Energy, Inc.:
4.75%, 11/01/24	1,500,000	1,513,125
Kerr-McGee Corp.:
6.95%, 07/01/24	250,000	295,030
Range Resources Corp.:
4.88%, 05/15/25	2,100,000	2,037,000
RSP Permian, Inc.:
5.25%, 01/15/25	650,000	669,500
6.63%, 10/01/22	400,000	420,500
		4,935,155
Energy - Midstream (6.06%)
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.63%, 05/20/24	1,500,000	1,567,500
Boardwalk Pipelines LP:
3.38%, 02/01/23	1,250,000	1,245,717
MPLX LP:
4.88%, 06/01/25	1,850,000	1,985,245
		4,798,462
Energy - Refining (1.96%)
Tesoro Corp.:
5.38%, 10/01/22	1,500,000	1,550,625

Technology (3.21%)
Amkor Technology, Inc.:
6.63%, 06/01/21	596,000	603,110

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	71

Westcore Flexible Income Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Technology (continued)
Dell, Inc.:
7.10%, 04/15/28	$200,000	$226,000
EMC Corp.:
3.38%, 06/01/23	250,000	241,296
Iron Mountain, Inc.:
6.00%, 08/15/23	1,400,000	1,470,000
		2,540,406
Transportation (0.00%)(e)
Continental Airlines, Inc.:
Pass-Through Certificates, Series 1999-1B, Class B, 6.80%, 08/02/18	3,627	3,681

Total Industrial		66,181,896

Total Corporate Bonds
(Cost $68,349,551)		70,222,288

Commercial Mortgage-Backed Securities (3.41%)
InSite Issuer LLC - 144A
Series 2016-1A, Class C, 6.41%, 11/15/23(c)	250,000	256,200
Tuckahoe Credit Lease Trust - 144A
9.31%, 10/20/25(a)(c)	1,345,514	1,420,459
VB-S1 Issuer LLC - 144A
Series 2016-1A, Class F, 6.90, 06/15/46(c)	1,000,000	1,028,851

Total Commercial Mortgage-Backed Securities
(Cost $2,501,234)		2,705,510

Residential Mortgage-Backed Securities (0.82%)
Citigroup Mortgage Loan Trust, Inc.
Series 2003-UST1, Class A1, 5.50%, 12/25/18	286,982	286,983
Countrywide Asset-Backed Certificates - 144A
Series 2005-SD2, Class M3, 5.50%, 08/25/35(c)(f)	351,000	361,557

Total Residential Mortgage-Backed Securities
(Cost $637,735)		648,540

	Shares	Value
Money Market Mutual Funds (3.50%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	2,770,826	2,770,826
Total Money Market Mutual Funds
(Cost $2,770,826)		2,770,826
	Shares	Value
Short Term Investments (0.00%)(e)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	9	$9

Total Short Term Investments
(Cost $9)		9

Total Investments (98.79%)
(Cost $76,875,878)		$78,260,506

Other Assets Less Liabilities (1.21%)		959,912

Net Assets (100.00%)		$79,220,418

**	Non-income producing security.

(a)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)	This security is restricted. See the table on the following page for additional information regarding each security.

(c)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of December 31, 2017 is provided on the next page. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Less than 0.005%.

(f)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2017.

See Notes to Financial Statements.

72	| www.westcore.com

Westcore Flexible Income Fund	Statement of Investments

December 31, 2017

Libor Rates:

12M US L - 12 Month LIBOR as of December 31, 2017 was 2.11%

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Allison Transmission, Inc. - 144A	5.000%	10/01/2024	9/14/2016 - 5/1/2017	$1,394,610	$1,421,406	1.79%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	6/10/2016 - 8/5/2016	1,570,596	1,567,500	1.98%^
Compass Minerals International, Inc. - 144A	4.875%	07/15/2024	10/23/2014 - 3/18/2015	1,389,137	1,386,000	1.75%^
Countrywide Asset-Backed Certificates - 144A	5.500%	08/25/2035	9/23/2016	350,368	361,557	0.46%
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144 A	8.000%	06/01/2021	3/10/2016 - 7/12/2017	1,192,278	1,256,250	1.59%^
Emigrant Capital Trust II - 144A	12M US L + 2.00%	04/14/2034	8/11/2004	498,347	368,750	0.46%
FMG Resources August 2006 Pty, Ltd. - 144A	4.750%	05/15/2022	5/9/2017 - 6/15/2017	751,579	762,188	0.96%^
FMG Resources August 2006 Pty, Ltd. - 144A	9.750%	03/01/2022	12/21/2016 - 4/18/2017	1,216,197	1,192,175	1.51%^
Hanesbrands, Inc. - 144A	4.625%	05/15/2024	5/3/2016	1,254,293	1,281,250	1.62%^
Hill-Rom Holdings, Inc. - 144A	5.000%	02/15/2025	2/9/2017	500,000	512,350	0.65%^
Hologic, Inc. - 144A	4.375%	10/15/2025	10/4/2017 - 10/16/2017	756,114	763,125	0.96%^
Huntington Ingalls Industries, Inc. - 144A	5.000%	11/15/2025	11/2/2015 - 10/7/2016	1,027,098	1,072,500	1.35%^
InSite Issuer LLC - 144A	6.414%	11/15/2023	10/25/2016 - 10/28/2016	250,647	256,200	0.32%
James Hardie International Finance DAC - 144A	4.750%	01/15/2025	10/6/2015 - 11/30/2017	505,963	506,250	0.64%^
Lions Gate Entertainment Corp. - 144A	5.875%	11/01/2024	10/13/2016	1,002,749	1,061,250	1.34%^
Moog, Inc. - 144A	5.250%	12/01/2022	3/20/2017 - 11/9/2017	1,287,847	1,296,875	1.64%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	7/13/2016 - 7/14/2016	1,008,247	1,035,000	1.30%^
Nielsen Co. Luxembourg SARL - 144A	5.000%	02/01/2025	6/7/2017 - 11/15/2017	768,756	780,000	0.98%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/5/2014 - 5/24/2017	675,000	710,438	0.90%^
Quintiles IMS, Inc. - 144A	4.875%	05/15/2023	10/20/2016 - 2/8/2017	1,529,512	1,552,500	1.96%^
Sirius XM Radio, Inc. - 144A	5.375%	04/15/2025	9/15/2016 - 11/29/2016	1,051,386	1,043,750	1.32%^
Teck Resources, Ltd. - 144A	8.500%	06/01/2024	12/11/2009 - 5/25/2017	1,147,698	1,132,500	1.43%^
Tesco PLC - 144A	6.150%	11/15/2037	10/7/2014 - 6/27/2017	1,111,075	1,179,444	1.49%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,232,245	1,420,459	1.79%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2046	6/8/2016 - 12/2/2016	1,018,342	1,028,851	1.30%
West Fraser Timber Co., Ltd - 144A	4.350%	10/15/2024	6/14/2016 - 12/2/2016	1,089,970	1,132,025	1.43%
				$25,580,054	$26,080,593	32.92%
Restricted Securities - Non 144A

Gulfmark Offshore, Inc. - Restricted Shares			11/15/2017	$119,772	$147,436	0.19%

Total Restricted Securities				$25,699,826	$26,228,029	33.11%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 27.16% the Fund's net assets as of December 31, 2017.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	73

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Shares	Value
Preferred Stocks (0.70%)
Financial Institutions (0.70%)
Banking (0.70%)
First Tennessee Bank NA - 144A, 3.75%(a)(b)	1,500	$1,200,000
ING Group NV (Netherlands), 6.13%	161,818	4,132,832
Royal Bank of Scotland Group PLC (United Kingdom), 6.60%	146,000	3,715,700
		9,048,532
Total Financial Institutions		9,048,532

Total Preferred Stocks
(Cost $9,289,428)		9,048,532

	Principal Amount	Value
Corporate Bonds (36.07%)
Financial Institutions (13.60%)
Banking (6.00%)
Bank of America Corp. - 144A:
3M US L + 0.79%%, 12/20/23(a)(b)	$6,425,000	$6,445,021
BB&T Corp.:
2.85%, 10/26/24	6,150,000	6,109,370
6.85%, 04/30/19	2,100,000	2,226,469
Citigroup, Inc.:
2.75%, 04/25/22	9,625,000	9,614,040
Emigrant Capital Trust II - 144A:
12M US L + 2.00%%, 04/14/34(a)(b)	850,000	626,875
First Tennessee Bank NA:
2.95%, 12/01/19	10,975,000	11,051,668
JPMorgan Chase & Co.:
4.40%, 07/22/20	13,300,000	13,976,263
PNC Financial Services Group, Inc.:
4.38%, 08/11/20	6,300,000	6,621,854
RBC USA Holdco Corp.:
5.25%, 09/15/20	1,900,000	2,037,905
UBS AG:
Series GMTN, 2.38%, 08/14/19	12,075,000	12,086,569
Wells Fargo & Co.:
3.00%, 10/23/26	6,550,000	6,425,602
		77,221,636
Broker/Asset Managers/Exchanges (1.37%)
CBOE Holdings, Inc.:
3.65%, 01/12/27	11,900,000	12,276,267
FMR LLC - 144A:
7.49%, 06/15/19(a)	5,000,000	5,349,327
		17,625,594
	Principal Amount	Value
Finance Companies (2.29%)
Aircastle, Ltd.:
5.00%, 04/01/23	$5,725,000	$6,047,031
General Electric Co.:
Series D, 3M US L + 3.33%%, Perpetual Maturity(b)	14,596,000	15,060,883
International Lease Finance Corp.:
5.88%, 08/15/22	4,850,000	5,384,611
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(a)	2,825,000	2,973,313
		29,465,838
Insurance (1.25%)
Massachusetts Mutual Life Insurance Co. - 144A:
8.88%, 06/01/39(a)	1,414,000	2,345,917
Northwestern Mutual Life Insurance Co. - 144A:
6.06%, 03/30/40(a)	6,025,000	8,099,186
PartnerRe Finance B LLC:
5.50%, 06/01/20	3,200,000	3,404,643
Validus Holdings, Ltd. (Bermuda):
8.88%, 01/26/40	1,540,000	2,281,971
		16,131,717
Real Estate Investment Trust (REITs) (2.69%)
MPT Operating Partnership LP / MPT Finance Corp.:
5.00%, 10/15/27	6,175,000	6,306,219
Ventas Realty LP / Ventas Capital Corp.:
4.75%, 06/01/21	10,500,000	11,133,983
Washington Real Estate Investment Trust:
3.95%, 10/15/22	2,025,000	2,080,146
4.95%, 10/01/20	13,825,000	14,443,282
Weingarten Realty Investors:
6.64%, 07/15/26	545,000	631,900
		34,595,530
Total Financial Institutions		175,040,315

Industrial (20.19%)
Basic Industry (3.07%)
CF Industries, Inc. - 144A:
4.50%, 12/01/26(a)	4,325,000	4,515,487
FMG Resources August 2006 Pty, Ltd. - 144A (Australia):
9.75%, 03/01/22(a)	7,725,000	8,567,025
Potlatch Corp.:
7.50%, 11/01/19	9,571,000	10,410,951

See Notes to Financial Statements.

74	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Basic Industry (continued)
Teck Resources, Ltd. - 144A (Canada):
8.50%, 06/01/24(a)	$4,874,000	$5,519,805
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(a)	10,675,000	10,508,150
		39,521,418
Capital Goods (2.64%)
Airbus Group Finance BV - 144A (Netherlands):
2.70%, 04/17/23(a)	1,950,000	1,949,606
CNH Industrial NV (United Kingdom):
4.50%, 08/15/23	3,275,000	3,414,777
General Dynamics Corp.:
2.63%, 11/15/27	3,025,000	2,931,630
Hexcel Corp.:
4.70%, 08/15/25	3,781,000	4,028,752
Huntington Ingalls Industries, Inc. - 144A:
5.00%, 11/15/25(a)	8,550,000	9,169,875
Masco Corp.:
4.45%, 04/01/25	3,875,000	4,128,038
Orbital ATK, Inc.:
5.50%, 10/01/23	1,216,000	1,288,960
United Rentals North America, Inc.:
4.63%, 07/15/23	6,850,000	7,107,697
		34,019,335
Communications (3.31%)
America Movil SAB de CV (Mexico):
5.00%, 10/16/19	6,975,000	7,294,911
American Tower Corp.:
5.90%, 11/01/21	3,575,000	3,957,408
AT&T, Inc.:
4.55%, 03/09/49	3,577,000	3,377,165
4.75%, 05/15/46	5,800,000	5,689,626
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(a)	6,000,000	6,270,000
Lions Gate Entertainment Corp. - 144A:
5.88%, 11/01/24(a)	4,700,000	4,987,875
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(a)	6,750,000	6,986,250
Verizon Communications, Inc.:
5.15%, 09/15/23	3,625,000	4,037,744
		42,600,979
	Principal Amount	Value
Consumer Cyclical (2.54%)
Alimen Couche-Tard, Inc. - 144A (Canada):
3.55%, 07/26/27(a)	$12,325,000	$12,334,743
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(a)	7,720,000	7,758,600
General Motors Co.:
4.88%, 10/02/23	4,200,000	4,550,147
General Motors Financial Co., Inc.:
4.25%, 05/15/23	3,200,000	3,354,773
Royal Caribbean Cruises, Ltd.:
5.25%, 11/15/22	4,200,000	4,616,657
		32,614,920
Consumer Non-Cyclical (3.62%)
Anheuser-Busch InBev Finance, Inc.:
4.90%, 02/01/46	5,700,000	6,626,798
Fomento Economico Mexicano SAB de CV (Mexico):
2.88%, 05/10/23	6,700,000	6,637,890
Grupo Bimbo SAB de CV - 144A (Mexico):
4.70%, 11/10/47(a)	6,675,000	6,761,508
Mead Johnson Nutrition Co.:
4.13%, 11/15/25	8,625,000	9,154,534
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(a)	11,425,000	12,546,695
Vista Outdoor, Inc.:
5.88%, 10/01/23	4,985,000	4,810,525
		46,537,950
Energy - Independent (1.77%)
Anadarko Finance Co.:
Series B, 7.50%, 05/01/31	6,085,000	7,825,766
Apache Corp.:
3.25%, 04/15/22	1,450,000	1,462,157
Burlington Resources, Inc.:
6.88%, 02/15/26	1,000,000	1,203,390
Diamondback Energy, Inc.:
4.75%, 11/01/24	6,000,000	6,052,500
Range Resources Corp.:
4.88%, 05/15/25	6,400,000	6,208,000
		22,751,813
Energy - Midstream (2.02%)
Boardwalk Pipelines LP:
3.38%, 02/01/23	12,600,000	12,556,827
MPLX LP:
4.88%, 06/01/25	6,700,000	7,189,807
Tennessee Gas Pipeline Co. LLC:
8.38%, 06/15/32	4,775,000	6,232,783
		25,979,417

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	75

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Technology (0.48%)
EMC Corp.:
3.38%, 06/01/23	$6,375,000	$6,153,034

Transportation (0.74%)
American Airlines 2013-2 Class A Pass Through Trust:
4.95%, 01/15/23	7,568,353	8,082,819
CSX Transportation, Inc.:
9.75%, 06/15/20	1,250,000	1,461,185
		9,544,004
Total Industrial		259,722,870

Utility (2.28%)
Electric (2.28%)
Duke Energy Carolinas LLC:
3.90%, 06/15/21	4,275,000	4,468,039
Series C, 7.00%, 11/15/18	4,285,000	4,471,070
Nevada Power Co.:
Series R, 6.75%, 07/01/37	2,850,000	4,036,156
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22	4,730,000	4,986,274
7.00%, 09/01/22	5,800,000	6,859,507
San Diego Gas & Electric Co.:
6.00%, 06/01/26	3,550,000	4,269,716
Tenaska Alabama II Partners LP - 144A:
6.13%, 03/30/23(a)	132,269	137,405
Tenaska Virginia Partners LP - 144A:
6.12%, 03/30/24(a)	130,102	141,463
		29,369,630
Total Utility		29,369,630

Total Corporate Bonds
(Cost $449,904,044)		464,132,815

	Principal Amount	Value
Municipal Bonds (8.38%)
California (3.16%)
City of San Francisco CA Public Utilities Commission Water Revenue:
6.00%, 11/01/40(c)	$11,750,000	$15,084,885
San Diego County Regional Airport Authority:
5.59%, 07/01/43(c)	9,135,000	10,188,996
6.63%, 07/01/40(c)	8,430,000	9,290,703
	Principal Amount	Value
California (continued)
University of California:
6.27%, 05/15/31(c)	$5,875,000	$6,163,815

Total California		40,728,399

District Of Columbia (1.03%)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue:
7.46%, 10/01/46(c)	8,600,000	13,194,894

Total District Of Columbia		13,194,894

Louisiana (0.35%)
East Baton Rouge Sewerage Commission:
6.09%, 02/01/45(c)	4,200,000	4,503,744

Total Louisiana		4,503,744

Texas (2.18%)
Dallas Independent School District:
6.45%, 02/15/35(c)	8,700,000	9,708,069
North Texas Tollway Authority:
8.41%, 02/01/30(c)	4,350,000	5,719,772
8.91%, 02/01/30(c)	8,350,000	9,372,457
University of Texas System:
6.28%, 08/15/41(c)	3,026,000	3,230,467

Total Texas		28,030,765

Washington (1.66%)
State of Washington:
Series AD VALOREM PROPERTY TAX, 5.48%, 08/01/39(c)	8,400,000	10,805,004
Washington State Convention Center Public Facilities District:
Series HOTEL OCCUPANCY TAX, 6.79%, 07/01/40(c)	8,125,000	10,550,150

Total Washington		21,355,154
Total Municipal Bonds
(Cost $106,144,890)		107,812,956

See Notes to Financial Statements.

76	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Asset Backed Securities (5.84%)
American Express Credit Account Master Trust
Series 2017-1, Class A, 1.93%, 09/15/22	$15,550,000	$15,480,406
Capital One Multi-Asset Execution Trust
Series 2017-A1, Class A1, 2.00%, 01/17/23	10,325,000	10,264,596
Chase Issuance Trust
Series 2015-A2, Class A2, 1.59%, 02/18/20	6,225,000	6,223,909
Drive Auto Receivables Trust 2016-B - 144A
Series 2016-BA, Class B, 2.56%, 04/15/18(a)	1,918,016	1,919,937
Drive Auto Receivables Trust 2017-A - 144A
Series 2017-AA, Class B, 2.51%, 01/15/21(a)	3,600,000	3,610,473
Honda Auto Receivables Owner Trust
Series 2017-1, Class A2, 1.42%, 07/22/19	2,628,318	2,624,891
Marriott Vacation Club Owner Trust - 144A
Series 2010-1A, Class A, 3.54%, 10/20/32(a)	932,185	932,813
NextGear Floorplan Master Owner Trust - 144A
Series 2015-2A, Class A, 2.38%, 10/15/18(a)	7,905,000	7,916,075
Santander Drive Auto Receivables Trust
Series 2016-2, Class B, 2.08%, 02/16/21	10,450,000	10,453,733
Sierra Receivables Funding Co. LLC - 144A
Series 2017-1A, Class A, 2.91%, 07/20/24(a)	2,573,141	2,579,215
Toyota Auto Receivables Owner Trust
Series 2017-A, Class A3, 1.73%, 02/16/21	5,000,000	4,976,457
Series 2017-C, Class A2A, 1.58%, 07/15/20	8,225,000	8,201,154

Total Asset Backed Securities
(Cost $75,329,911)		75,183,659
	Principal Amount	Value
Collateralized Loan Obligations (1.45%)
Madison Park Funding XIV, Ltd. - 144A
Series 2017-14A, Class A1R, 3M US L + 1.12%%, 07/20/26(a)(b)	$6,000,000	$6,029,472
Seneca Park CLO, Ltd. - 144A
Series 2017-1A, Class AR, 3M US L + 1.12%%, 07/17/26(a)(b)	12,500,000	12,636,650

Total Collateralized Loan Obligations
(Cost $18,509,939)		18,666,122

Commercial Mortgage-Backed Securities (6.37%)
Crown Castle Towers LLC - 144A
4.88%, 08/15/20(a)	5,900,000	6,173,626
6.11%, 01/15/20(a)	8,975,000	9,464,107
Freddie Mac Multifamily
Structured Pass Through Certificates
Series 2017-Q004, Class A2H, 2.67%, 01/25/21(b)	11,453,936	11,561,000
Series 2017-K067, Class A2, 3.19%, 07/25/27	11,500,000	11,825,192
Series 2017-K066, Class A2, 3.12%, 06/25/27	9,000,000	9,197,138
Series 2013-K031, Class A2, 3.30%, 04/25/23(b)	3,000,000	3,121,869
Series 2017-K065, Class A2, 3.24%, 04/25/27	5,975,000	6,166,516
GTP Acquisition Partners I LLC - 144A
3.48%, 06/16/25(a)	10,800,000	10,718,244
InSite Issuer LLC - 144A
Series 2016-1A, Class C, 6.41%, 11/15/23(a)	2,250,000	2,305,796
Tuckahoe Credit Lease Trust - 144A
9.31%, 10/20/25(a)(d)	3,438,536	3,630,062
VB-S1 Issuer LLC - 144A
Series 2016-1A, Class F, 6.90%, 06/15/21(a)	7,500,000	7,716,386

Total Commercial Mortgage-Backed Securities
(Cost $80,666,022)		81,879,936

Mortgage-Backed Securities Passthrough (20.90%)
Fannie Mae Pool
Pool #889579, 6.00%, 05/01/38	1,275,082	1,438,477
Pool #889108, 6.00%, 02/01/38	795,648	892,686

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	77

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Fannie Mae Pool (continued)
Pool #907772, 6.00%, 12/01/36	$133,823	$137,737
Pool #995373, Series 2009, 4.50%, 02/01/39	6,830,975	7,307,077
Pool #910881, 5.00%, 02/01/37	295,481	302,955
Pool #845471, 5.00%, 05/01/36	92,199	94,431
Pool #745275, 5.00%, 02/01/36	1,127,402	1,225,516
Pool #850582, 5.50%, 01/01/36	305,871	336,274
Pool #888405, 5.00%, 12/01/36	216,153	234,933
Pool #888016, 5.50%, 05/01/36	1,416,164	1,562,871
Pool #995838, 5.50%, 05/01/39	1,028,426	1,134,359
Pool #MA2354, Series 2015, 3.50%, 08/01/35	12,165,743	12,669,395
Pool #MA2145, Series 2014, 4.00%, 01/01/45	12,381,041	12,984,302
Pool #AD4268, 4.50%, 03/01/25	1,965,025	2,076,070
Pool #AE0949, 4.00%, 02/01/41	3,413,408	3,591,297
Pool #AE0395, 4.50%, 10/01/40	5,159,847	5,534,580
Pool #AC8938, 4.50%, 01/01/25	3,204,613	3,386,793
Pool #AB4853, 3.00%, 04/01/32	11,569,807	11,852,465
Pool #MA1700, Series 2013, 4.50%, 12/01/43	3,491,043	3,721,163
Pool #MA2005, Series 2014, 4.50%, 08/01/44	1,025,821	1,093,861
Pool #MA1917, Series 2014, 4.50%, 06/01/44	724,841	772,584
Pool #AL7911, Series 2015, 3.50%, 12/01/45	9,441,197	9,750,454
Pool #AL5315, Series 2014, 4.00%, 06/01/42	2,601,742	2,748,624
Pool #AL9242, Series 2016, 3.00%, 08/01/43	10,939,622	11,004,318
Pool #AS6548, Series 2016, 2.50%, 01/01/31	9,406,790	9,411,413
Pool #AS5823, Series 2015, 3.50%, 09/01/45	14,807,247	15,224,225
Pool #256526, 6.00%, 12/01/36	507,245	531,291
Pool #190377, 5.00%, 11/01/36	1,072,448	1,165,758
	Principal Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Fannie Mae Pool (continued)
Pool #255706, 5.50%, 05/01/35	$1,054,584	$1,162,147
Pool #AL3287, Series 2013, 4.50%, 09/01/41	3,704,153	3,973,334
Pool #AL0933, Series 2011, 5.00%, 10/01/41	1,306,339	1,411,475
Pool #AS7367, Series 2016, 3.00%, 06/01/41	2,593,392	2,608,729
Pool #AY3374, Series 2015, 3.50%, 04/01/45	14,136,629	14,600,397
Pool #AX2530, Series 2014, 4.00%, 11/01/44	7,542,641	7,919,551
Pool #725705, 5.00%, 08/01/34	210,998	228,759
Pool #735897, 5.50%, 10/01/35	846,469	934,150
Pool #735288, 5.00%, 03/01/35	1,125,386	1,226,583
Pool #AS7887, Series 2016, 3.00%, 09/01/41	11,722,880	11,792,203
Pool #AS7732, Series 2016, 3.00%, 08/01/41	11,166,389	11,232,424
Pool #AS8327, Series 2016, 4.00%, 11/01/46	4,404,021	4,612,320
Pool #AU1628, Series 2013, 3.00%, 07/01/43	3,253,896	3,272,809
Pool #AS8461, Series 2016-, 3.50%, 12/01/46	11,498,478	11,822,280
Freddie Mac Gold Pool
Gold Pool #A92533, 4.50%, 06/01/40	2,284,394	2,443,780
Gold Pool #A93505, 4.50%, 08/01/40	3,233,902	3,459,566
Gold Pool #A91161, 4.50%, 02/01/40	2,262,301	2,415,326
Gold Pool #G08607, Series 2014, 4.50%, 09/01/44	2,164,165	2,304,661
Gold Pool #C03789, 4.00%, 03/01/42	4,755,919	4,997,384
Gold Pool #Q05168, 4.00%, 12/01/41	10,168,004	10,684,299
Gold Pool #G67700, Series 2016, 3.50%, 08/01/46	8,629,686	8,922,446
Gold Pool #Q05601, 4.00%, 01/01/42	5,718,003	6,008,271
Gold Pool #A97047, 4.50%, 02/01/41	2,834,579	3,032,419
Gold Pool #A97620, 4.50%, 03/01/41	5,031,704	5,382,960
Gold Pool #G08079, 5.00%, 09/01/35	1,088,826	1,181,765

See Notes to Financial Statements.

78	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Freddie Mac Gold Pool (continued)
Gold Pool #G02064, 5.00%, 02/01/36	$571,210	$617,325
Gold Pool #G02252, 5.50%, 07/01/36	1,007,047	1,113,580
Gold Pool #G01960, 5.00%, 12/01/35	357,508	386,286
Gold Pool #A41748, 5.00%, 01/01/36	443,439	477,968
Gold Pool #A42128, 5.50%, 01/01/36	410,004	448,211
Gold Pool #G07961, Series 2015, 3.50%, 03/01/45	9,994,891	10,317,071
Gold Pool #G08061, 5.50%, 06/01/35	104,213	115,048
Gold Pool #G05200, 5.00%, 05/01/36	1,911,781	2,066,636
Gold Pool #G02386,6.00%, 11/01/36	686,699	771,353
Gold Pool #G03189, 6.50%, 09/01/37	1,370,925	1,571,983
Freddie Mac Non Gold Pool
Pool #781958, 2.87%, 09/01/34(b)	97,101	102,478
Ginnie Mae I Pool
Pool #550656, 5.00%, 09/15/35	185,845	200,200
Ginnie Mae II Pool
Pool #G24496, 5.00%, 07/20/39	873,035	953,198

Total Mortgage-Backed Securities Passthrough
(Cost $269,095,264)		268,957,284

Residential Mortgage-Backed Securities (3.35%)
American Home Mortgage Investment Trust
Series 2004-4, Class 6A1, 6.00%, 02/25/45(e)	3,295,162	3,344,265
Banc of America Funding Trust
Series 2005-4, Class 1A4, 5.50%, 08/25/35	99,833	99,869
Class 2A4, 5.50%, 08/25/35	205,002	204,292
Bear Stearns Co Asset Backed Securities Trust
Series 2003-AC4, Class A, 5.50%, 09/25/33(e)	4,917,561	4,957,772
	Principal Amount	Value
Residential Mortgage-Backed Securities (continued)
CHL Mortgage Pass-Through Trust
Series 2004-HYB2, Class 5A, 3.54%, 07/20/34(b)	$1,885,616	$1,894,065
CWABS Asset-Backed Certificates Trust
Series 2005-1, Class AF6, 5.03%, 07/25/35(b)	314,118	320,859
Deephaven Residential Mortgage Trust - 144A
Series 2017-3A, Class A3, 2.81%, 10/25/47(a)(b)	3,073,905	3,081,459
GSR Mortgage Loan Trust
Series 2005-3F, Class 2A3, 6.00%, 03/25/35	1,191,655	1,210,086
MASTR Alternative Loan Trust
Series 2005-3, Class 3A1, 6.50%, 04/25/35	3,527,667	3,726,480
PHHMC Trust
Series 2007-2, Class A2, 5.52%, 05/18/37(b)	1,249,968	1,268,241
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF6, 4.78%, 08/25/35(e)	2,225,153	2,290,855
Sequoia Mortgage Trust - 144A
Series 2017-CH2, Class A10, 4.00%, 12/25/47(a)(b)	6,208,071	6,341,376
Verus Securitization Trust - 144A
Series 2017-SG1A, Class A1, 2.69%, 11/25/47(a)(e)	14,368,286	14,408,026

Total Residential Mortgage-Backed Securities
(Cost $43,188,667)		43,147,645

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	79

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
U.S. Treasury Bonds & Notes (13.81%)
United States Treasury Note/Bond
2.25%, 11/15/25	$28,300,000	$28,048,749
2.50%, 02/15/45	24,375,000	23,216,817
2.88%, 05/15/43	25,250,000	25,941,887
2.38%, 05/15/27	10,500,000	10,468,489
2.75%, 11/15/23	15,000,000	15,405,872
1.63%, 08/15/22	15,000,000	14,650,030
3.00%, 05/15/42	9,775,000	10,280,612
4.38%, 02/15/38	1,050,000	1,341,517
4.50%, 02/15/36	1,750,000	2,251,925
5.38%, 02/15/31	4,000,000	5,313,988
3.13%, 11/15/41	6,650,000	7,143,592
4.75%, 02/15/41	14,350,000	19,465,397
4.38%, 11/15/39	11,000,000	14,144,581
		177,673,456

Total U.S. Treasury Bonds & Notes
(Cost $168,781,756)		177,673,456

	Shares/Principal	Value
Money Market Mutual Funds (1.93%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	24,817,330	24,817,330

Total Money Market Mutual Funds
(Cost $24,817,330)		24,817,330

Short Term Investments (1.77%)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	323,976	323,976
Treasury Bill 01/18/18, 0.578%(f)	22,500,000	22,487,663

Total Short Term Investments
(Cost $22,811,342)		22,811,639

Total Investments (100.57%)
(Cost $1,268,538,593)		$1,294,131,374

Liabilities Less Other Assets (-0.57%)		(7,384,054)

Net Assets (100.00%)		$1,286,747,320
(a)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of December 31, 2017 is provided below. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(d)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2017.
(f)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.70%

12M US L - 12 Month LIBOR as of December 31, 2017 was 2.11%

See Notes to Financial Statements.

80	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

December 31, 2017

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Airbus Group Finance BV - 144A	2.700%	04/17/2023	8/ 16/2016 - 6/13/2017	$1,983,206	1,949,606	0.15	%^
Alimen Couche-Tard, Inc. - 144A	3.550%	07/26/2027	7/19/2017 - 8/23/2017	12,354,417	12,334,743	0.96	%^
Bank of America Corp. - 144A	3M US L + 0.79%%	12/20/2023	12/22/2017	6,426,475	6,445,021	0.50	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144 A	5.875%	04/01/2024	10/18/2017	6,394,128	6,270,000	0.49	%^
CF Industries, Inc. - 144A	4.500%	12/01/2026	11/10/2016	4,300,793	4,515,487	0.35	%^
Crown Castle Towers LLC - 144A	6.113%	01/15/2020	1/8/2010	8,975,000	9,464,107	0.74	%^
Crown Castle Towers LLC - 144A	4.883%	08/15/2020	7/29/2010	5,900,000	6,173,626	0.48	%^
Deephaven Residential Mortgage Trust - 144A	2.813%	10/25/2047	11/1/2017	3,073,859	3,081,459	0.24%
Drive Auto Receivables Trust 2016-B - 144A	2.560%	04/15/2018	5/18/2016	1,917,975	1,919,937	0.15	%^
Drive Auto Receivables Trust 2017-A - 144A	2.510%	01/15/2021	1/24/2017	3,599,887	3,610,473	0.28	%^
DriveTime Automotive Group, Inc. / Bridgecrest
Acceptance Corp. - 144A	8.000%	06/01/2021	4/20/2016 - 5/26/2016	7,229,219	7,758,600	0.60	%^
Emigrant Capital Trust II - 144A	12M US L + 2.00%%	04/14/2034	8/11/2004	847,190	626,875	0.05%
First Tennessee Bank NA - 144A	3.750%		3/16/2005	1,500,000	1,200,000	0.09%
FMG Resources August 2006 Pty, Ltd. - 144A	9.750%	03/01/2022	12/22/2016 - 4/18/2017	8,751,577	8,567,025	0.66	%^
FMR LLC - 144A	7.490%	06/15/2019	3/6/2007	5,141,689	5,349,327	0.42	%^
Grupo Bimbo SAB de CV - 144A	4.700%	11/10/2047	11/7/2017	6,660,081	6,761,508	0.53	%^
GTP Acquisition Partners I LLC - 144A	3.482%	06/16/2025	5/ 20/2015 - 5/27/2015	10,819,811	10,718,244	0.83	%^
Huntington Ingalls Industries, Inc. - 144A	5.000%	11/15/2025	8/ 24/2017 - 9/22/2017	9,244,137	9,169,875	0.71	%^
InSite Issuer LLC - 144A	6.414%	11/15/2023	10/25/2016 - 10/28/2016	2,255,827	2,305,796	0.18%
Lions Gate Entertainment Corp. - 144A	5.875%	11/01/2024	10/13/2016 - 11/3/2016	4,711,588	4,987,875	0.39	%^
Madison Park Funding XIV, Ltd. - 144A	3M US L + 1.12%%	07/20/2026	4/13/2017	6,000,000	6,029,472	0.47	%^
Marriott Vacation Club Owner Trust - 144A	3.540%	10/20/2032	11/5/2010	932,100	932,813	0.07%
Massachusetts Mutual Life Insurance Co. - 144A	8.875%	06/01/2039	3/23/2015	2,280,360	2,345,917	0.18	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	7/13/2016 - 7/14/2016	6,805,603	6,986,250	0.54	%^
NextGear Floorplan Master Owner Trust - 144A	2.380%	10/15/2018	10/23/2015	7,904,594	7,916,075	0.62	%^
Northwestern Mutual Life Insurance Co. - 144A	6.063%	03/30/2040	7/16/2015 - 8/10/2015	7,144,889	8,099,186	0.63	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/4/2014 - 5/24/2017	2,825,000	2,973,313	0.23	%^
Seneca Park CLO, Ltd. - 144A	3M US L + 1.12%%	07/17/2026	5/2/2017	12,509,939	12,636,650	0.98	%^
Sequoia Mortgage Trust - 144A	4.000%	12/25/2047	11/7/2017	6,348,074	6,341,376	0.49	%^
Sierra Receivables Funding Co. LLC - 144A	2.910%	07/20/2024	3/13/2017	2,572,972	2,579,215	0.20	%^
Teck Resources, Ltd. - 144A	8.500%	06/01/2024	10/17/2017 - 10/18/2017	5,596,047	5,519,805	0.43	%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/9/2003 - 9/4/2009	132,911	137,405	0.01	%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	4/29/2004 - 6/26/2014	130,066	141,463	0.01	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/ 7/2014 - 10/16/2014	12,112,144	12,546,695	0.98	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	3,149,072	3,630,062	0.28%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2021	6/ 8/2016 - 10/26/2016	7,560,503	7,716,386	0.60%
Verus Securitization Trust - 144A	2.690%	11/25/2047	11/14/2017	14,367,538	14,408,026	1.12	%^
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	10/7/2014	10,675,000	10,508,150	0.82%
				$221,133,671	224,657,843	17.46%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 15.13% of the Fund's net assets as of December 31, 2017.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	81

Westcore Municipal Opportunities Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Municipal Bonds (97.25%)
Certificate Participation (8.60%)
Education (4.03%)
Minneapolis Special School District No 1:
4.00%, 02/01/33(a)	$875,000	$971,495

General (4.57%)
City of Colorado Springs CO:
5.25%, 12/01/31(a)	900,000	1,100,133

Total Certificate Participation		2,071,628

General Obligation Ltd (5.27%)
Development (2.27%)
BNC Metropolitan District No. 1:
7.38%, 12/15/47(a)	545,000	547,654

General Obligation (3.00%)
City of Sugar Land TX:
4.00%, 02/15/34(a)	170,000	186,310
City of Toledo OR:
4.00%, 04/01/31(a)	485,000	535,838
		722,148
Total General Obligation Ltd		1,269,802

General Obligation Unltd (5.56%)
General Obligation (4.86%)
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/24 AGM(a)(b)	365,000	389,554
5.38%, 07/01/25 AGM(a)(b)	365,000	389,805
Kaufman County Municipal Utility District No 11:
4.50%, 03/01/33 BAM(a)(b)	350,000	391,002
		1,170,361
School District (0.70%)
Flathead County School District No 44 Whitefish:
4.00%, 07/01/33(a)	150,000	167,427

Total General Obligation Unltd		1,337,788

Government Related (11.11%)
Local Authority (11.11%)
Arapahoe County Water & Wastewater Authority:
6.68%, 12/01/39(a)	30,000	32,111
City of Homestead FL:
2.14%, 07/01/20 AGM(b)	160,000	158,949
Madison Local School District/Lake County:
5.85%, 04/01/40(a)	70,000	73,166

	Principal Amount	Value
Local Authority (continued)
Maricopa County Industrial Development Authority:
3.25%, 07/01/20	$60,000	$59,700
New Hope Cultural Education Facilities Finance Corp.:
5.00%, 08/15/19	140,000	139,346
North Texas Tollway Authority:
8.41%, 02/01/30(a)	100,000	131,489
8.91%, 02/01/30(a)	465,000	521,939
San Diego County Regional Airport Authority:
6.63%, 07/01/40(a)	105,000	115,721
State of Colorado:
6.24%, 03/15/30(a)	180,000	194,112
Virginia Small Business Financing Authority:
4.00%, 07/01/50(a)	1,250,000	1,249,937
		2,676,470
Total Government Related		2,676,470

Revenue Bonds (63.13%)
Airport (4.36%)
Chicago O'Hare International Airport:
5.63%, 01/01/35(a)	5,000	5,504
Chicago O'Hare International Airport, Prerefunded 1/01/2021 @ 100:
5.63%, 01/01/35(a)(c)	30,000	33,461
City & County of Denver CO:
5.00%, 10/01/32(a)	400,000	437,268
Public Finance Authority:
5.00%, 09/30/37(a)	500,000	574,790
		1,051,023
Development (3.09%)
Brooklyn Arena Local Development Corp.:
5.00%, 07/15/25	40,000	46,738
Kentucky Economic Development Finance Authority:
5.00%, 12/01/47 AGM(a)(b)	600,000	643,625
Love Field Airport Modernization Corp.:
5.25%, 11/01/40(a)	50,000	54,072
		744,435
Education (7.02%)
California School Finance Authority:
5.00%, 06/01/30(a)	310,000	335,113
5.00%, 06/01/37(a)	325,000	342,960
Cleveland County Educational Facilities Authority:
5.00%, 09/01/28(a)	220,000	265,263

See Notes to Financial Statements.

82	| www.westcore.com

Westcore Municipal Opportunities Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Education (continued)
Colorado Educational & Cultural Facilities Authority:
4.00%, 12/01/38(a)	$50,000	$51,429
4.00%, 06/15/20	55,000	56,002
5.00%, 06/15/29(a)	100,000	101,959
Maricopa County Idustrial Development Authority:
4.00%, 07/01/22	100,000	106,646
New Jersey Economic Development Authority:
5.00%, 07/15/21	200,000	218,436
Utah Charter School Finance Authority:
5.00%, 04/15/30(a)	185,000	212,389
		1,690,197
Facilities (1.06%)
Puerto Rico Public Buildings Authority (Puerto Rico):
5.25%, 07/01/27 AGM(a)(b)	250,000	256,315

General (4.20%)
City of Coralville IA:
5.00%, 05/01/33(a)	250,000	274,210
County of Sarasota FL:
5.00%, 10/01/43(a)	255,000	288,758
Illinois Finance Authority:
5.50%, 04/01/39(a)	100,000	104,898
Mississippi State University Educational Building Corp., Prerefunded 8/01/2021 @ 100:
4.25%, 08/01/30(a)(c)	30,000	32,590
Oregon State Lottery:
5.00%, 04/01/27(a)	150,000	181,328
Riverside County Infrastructure Financing Authority:
4.00%, 05/01/31(a)	115,000	129,986
		1,011,770
General Obligation (0.60%)
City of Coralville IA:
4.00%, 05/01/27(a)	65,000	67,376
Fairburn Development Authority, Prerefunded 7/01/2021 @ 100:
4.75%, 07/01/33 AGM(a)(b)(c)	70,000	77,114
		144,490
Higher Education (3.92%)
County of Douglas NE:
4.00%, 07/01/34(a)	525,000	571,263
Illinois Finance Authority:
5.00%, 10/01/30(a)	40,000	47,395
Indiana Finance Authority:
5.00%, 02/01/32(a)	10,000	10,894
Lousiana Public Facilities Authority:
5.00%, 12/15/28(a)	145,000	176,899

	Principal Amount	Value
Higher Education (continued)
Miami-Dade County Educational Facilities Authority:
5.00%, 04/01/33(a)	$15,000	$17,341
Southwest Higher Education Authority, Inc.:
5.00%, 10/01/29(a)	100,000	120,133
		943,925
Housing (0.89%)
Maryland Economic Development Corp.:
5.00%, 07/01/37(a)	200,000	214,826

Medical (10.57%)
Colorado Health Facilities Authority:
4.63%, 09/01/39(a)	30,000	30,041
5.00%, 01/01/20	15,000	15,663
5.00%, 01/01/22	30,000	32,290
5.00%, 01/01/23(a)	50,000	53,427
5.00%, 01/01/25(a)	60,000	63,442
Harris County Hospital District:
4.00%, 02/15/31(a)	100,000	106,412
5.00%, 02/15/30(a)	320,000	379,466
Idaho Health Facilities Authority:
5.00%, 12/01/47(a)	500,000	580,985
Illinois Finance Authority:
4.00%, 06/01/47(a)	65,000	66,292
4.25%, 05/15/41(a)	185,000	191,795
5.00%, 03/01/34(a)	430,000	496,560
5.75%, 08/15/31(a)	20,000	22,650
New York State Dormitory Authority:
4.00%, 05/01/34(a)	100,000	107,017
Wisconson Health & Education Facilities Authority:
2.65%, 11/01/20(a)	400,000	395,796
		2,541,836
Nursing Homes (5.11%)
Colorado Health Facilities Authority:
5.00%, 12/01/42(a)	140,000	150,167
5.00%, 05/15/19	225,000	233,399
5.00%, 05/15/48(a)	800,000	845,776
		1,229,342
Power (3.07%)
Nebraska Public Power District:
5.00%, 01/01/34(a)	175,000	205,832
Texas Municipal Power Agency:
5.00%, 09/01/47(a)	500,000	533,570
		739,402
Tobacco Settlement (4.81%)
Railsplitter Tobacco Settlement Authority:
5.00%, 06/01/27(a)	1,000,000	1,158,960

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	83

Westcore Municipal Opportunities Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Transportation (12.39%)
Central Texas Regional Mobility Authority:
5.00%, 01/01/33(a)	$340,000	$377,315
5.00%, 01/01/34(a)	200,000	228,856
Central Texas Turnpike System:
5.00%, 08/15/28(a)	95,000	109,963
5.00%, 08/15/30(a)	70,000	80,380
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/56(a)	200,000	218,860
Maryland Economic Development Corp.:
5.00%, 06/01/35(a)	500,000	566,820
Metropolitan Washington Airports Authority:
6.50%, 10/01/41 AGC(a)(b)	80,000	105,138
Oklahoma Turnpike Authority:
4.00%, 01/01/31(a)	175,000	194,982
Reginal Transportation District:
5.25%, 07/15/24(a)	115,000	123,566
Texas Private Activity Bond Surface Transportation Corp.:
7.00%, 06/30/40(a)	680,000	759,948
Virginia Small Business Financing Authority:
5.00%, 01/01/40(a)	200,000	215,108
		2,980,936
Water (2.04%)
City of Seattle WA Drainage & Wastewater Revenue:
4.00%, 04/01/30(a)	100,000	111,504
West Travis County Public Utility Agency:
4.00%, 08/15/34 BAM(a)(b)	350,000	380,261
		491,765
Total Revenue Bonds		15,199,222

Special Assessment (2.38%)
Development (1.22%)
Myrtle Creek Improvement District:
4.00%, 05/01/27 BAM(a)(b)	100,000	108,375
Village Community Development District No 5:
3.13%, 05/01/22	180,000	185,107
		293,482
General (1.16%)
City of Lewisville TX:
3.50%, 10/01/27 AGM(a)(b)	275,000	280,189

Total Special Assessment		573,671

	Principal Amount	Value
Tax Allocation (1.20%)
General (1.20%)
Park Creek Metropolitan District:
5.00%, 12/01/35(a)	$250,000	$288,015

Total Tax Allocation		288,015

Total Municipal Bonds
(Cost $23,295,320)		23,416,596

Total Investments (97.25%)
(Cost $23,295,320)		$23,416,596

Other Assets Less Liabilities (2.75%)		663,354

Net Assets (100.00%)		$24,079,950

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

(c)	This security is prerefunded in advance of the next call date.

See Notes to Financial Statements.

84	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Municipal Bonds (97.02%)
Certificate Participation (10.89%)
Education (1.95%)
Adams 12 Five Star Schools:
2.00%, 12/15/18	$200,000	$201,072
Douglas County School District No Re-1 Douglas & Elbert Counties:
4.00%, 01/15/28(a)	1,675,000	1,852,968
5.00%, 01/15/25(a)(b)	1,000,000	1,036,060
El Paso County School District No 49 Falcon:
3.00%, 12/15/18	300,000	304,143

Pueblo County School District No 70:
1.50%, 01/15/18	175,000	174,988
1.88%, 01/15/19	180,000	180,192
2.10%, 01/15/20	215,000	214,065
2.38%, 01/15/21(a)	270,000	269,803
State of Colorado:
5.00%, 03/15/24(a)(b)	1,000,000	1,098,720
		5,332,011
General (8.94%)
Auraria Higher Education Center:
6.00%, 05/01/24(a)(b)	499,000	528,057
City & County of Denver CO:
5.25%, 05/01/20 NATL(c)	1,325,000	1,408,647
5.25%, 12/01/24(a)(b)	625,000	646,238
City of Aurora CO:
5.00%, 12/01/30(a)	875,000	923,965
5.00%, 12/01/34(a)	450,000	533,043
5.00%, 12/01/35(a)	615,000	726,887
City of Colorado Springs CO:
5.25%, 12/01/30(a)	1,440,000	1,774,325
5.25%, 12/01/31(a)	680,000	831,211
City of Longmont CO:
5.00%, 12/01/28(a)	1,500,000	1,727,985
County of Eagle CO:
5.00%, 12/01/25	250,000	299,362
5.00%, 12/01/27(a)	495,000	593,139
County of El Paso CO:
2.00%, 12/01/20 AGM(c)	1,615,000	1,620,911
Regional Transportation District:
4.38%, 06/01/39(a)	4,000,000	4,270,680
5.00%, 06/01/20	1,200,000	1,292,556
5.00%, 06/01/28(a)	2,000,000	2,368,980
State of Colorado Department of Transportation:
5.00%, 06/15/41(a)	2,680,000	2,782,966
Town of Erie CO:
5.00%, 11/01/27(a)	1,735,000	2,051,030
		24,379,982
Total Certificate Participation		29,711,993

	Principal Amount	Value
General Obligation Ltd (4.84%)
Development (3.52%)
Beacon Point Metropolitan District:
5.00%, 12/01/32 BAM(a)(c)	$360,000	$421,999
5.00%, 12/01/37 BAM(a)(c)	545,000	630,750
Cherry Creek Corporate Center Metropolitan District:
5.00%, 06/01/37(a)	920,000	928,942
Cornerstar Metropolitan District:
3.50%, 12/01/21	500,000	507,960
4.50%, 12/01/27(a)	500,000	522,315
5.13%, 12/01/37(a)	1,000,000	1,045,240
Sierra Ridge Metropolitan District No 2:
5.50%, 12/01/46(a)	1,000,000	1,031,810
Southglenn Metropolitan District:
3.00%, 12/01/21	1,919,000	1,920,823
Sterling Hills West Metropolitan District:
5.00%, 12/01/39(a)	750,000	844,178
Tallyns Reach Metropolitan District No 3:
6.75%, 11/01/38(a)	1,720,000	1,733,296
		9,587,313
General Obligation (1.32%)
Eaton Area Park & Recreation District:
5.50%, 12/01/30(a)	470,000	512,060
Fossil Ridge Metropolitan District No 3:
5.00%, 12/01/44(a)	1,000,000	1,027,740
5.00%, 12/01/36(a)	2,000,000	2,075,540
		3,615,340
Total General Obligation Ltd		13,202,653

General Obligation Unltd (12.83%)
Development (5.49%)
Beacon Point Metropolitan District:
5.00%, 12/01/30 AGM(a)(c)	1,000,000	1,161,280
Central Platte Valley Metropolitan District:
5.00%, 12/01/43(a)	3,500,000	3,733,730
5.50%, 12/01/29(a)	750,000	844,792
6.00%, 12/01/38(a)	1,000,000	1,163,130
Copperleaf Metropolitan District No 2:
5.75%, 12/01/45(a)	2,000,000	2,113,900
SBC Metropolitan District:
5.00%, 12/01/34 AGM(a)(c)	205,000	236,847
Tallyns Reach Metropolitan District No 3:
4.00%, 12/01/21	1,575,000	1,668,508

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	85

Westcore Colorado Tax-Exempt Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Development (continued)
Vista Ridge Metropolitan District:
5.00%, 12/01/27 BAM(a)(c)	$485,000	$564,879
5.00%, 12/01/28 BAM(a)(c)	750,000	869,693
5.00%, 12/01/31 BAM(a)(c)	1,250,000	1,441,013
Wheatlands Metropolitan District:
5.00%, 12/01/30 BAM(a)(c)	1,000,000	1,161,280
		14,959,052
General Obligation (4.01%)
Anthem West Metropolitan District:
5.00%, 12/01/35 BAM(a)(c)	1,165,000	1,329,743
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/20 AGM(c)	1,800,000	1,893,096
5.25%, 07/01/24 AGM(a)(c)	2,070,000	2,209,249
5.38%, 07/01/25 AGM(a)(c)	2,225,000	2,376,211
5.50%, 07/01/18 AGM(c)	845,000	856,830
5.50%, 07/01/19 AGM(c)	1,630,000	1,690,815
High Plains Metropolitan District:
5.00%, 12/01/35 NATL(a)(c)	500,000	583,305
		10,939,249
School District (3.33%)
Arapahoe County School District No 1 Englewood:
5.00%, 12/01/29(a)(b)	2,440,000	2,742,413
Douglas County School District No Re-1 Douglas & Elbert Counties:
zero coupon, 12/15/22	1,660,000	1,496,922
Jefferson County School District R-1:
4.00%, 12/15/29(a)	1,000,000	1,129,520
5.00%, 12/15/30(a)	1,425,000	1,754,018
5.00%, 12/15/31(a)	1,600,000	1,961,472
		9,084,345
Total General Obligation Unltd		34,982,646

Government Related (2.99%)
Local Authority (2.99%)
Aspen Public Facilities Authority:
5.88%, 09/01/32 AGM(a)(c)	880,000	882,156
City of Colorado Springs CO Utilities System Revenue:
4.95%, 11/15/24(a)	3,000,000	3,228,930
Hyland Hills Park & Recreation District:
1.45%, 12/15/18	150,000	148,675
1.70%, 12/15/19	425,000	416,530
2.00%, 12/15/20	150,000	146,349
2.15%, 12/15/21	135,000	130,453

	Principal Amount	Value
Local Authority (continued)
Park Creek Metropolitan District:
2.85%, 12/01/21	$500,000	$499,690
3.15%, 12/01/23	405,000	404,377
3.30%, 12/01/24	425,000	424,409
3.45%, 12/01/25	500,000	499,360
3.60%, 12/01/26(a)	300,000	299,478
State of Colorado:
4.99%, 03/15/19	500,000	516,275
7.02%, 03/15/31(a)	500,000	565,560
		8,162,242
Total Government Related		8,162,242

Revenue Bonds (61.08%)
Airport (2.71%)
City & County of Denver CO Airport System Revenue:
5.25%, 11/15/28(a)	1,000,000	1,066,080
1M US L + 0.86%, 11/15/31(a)(d)	4,950,000	4,964,206
Grand Junction Regional Airport Authority:
5.00%, 12/01/31 NATL(a)(c)	1,155,000	1,354,134
		7,384,420
Development (2.14%)
Denver Convention Center Hotel Authority:
5.00%, 12/01/27(a)	2,000,000	2,367,340
5.00%, 12/01/31(a)	1,500,000	1,738,110
5.00%, 12/01/32(a)	500,000	575,985
5.00%, 12/01/33(a)	500,000	576,405
5.00%, 12/01/34(a)	500,000	571,785
		5,829,625

See Notes to Financial Statements.

86	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Education (8.36%)
Colorado Educational & Cultural Facilities Authority:
3.75%, 07/01/26	$1,000,000	$984,270
4.00%, 04/01/22	160,000	165,422
4.13%, 07/01/26(a)	630,000	642,833
5.00%, 10/01/19(b)	115,000	121,677
5.00%, 05/01/35(a)	3,145,000	3,386,505
5.00%, 05/15/29(a)	2,600,000	3,081,442
5.00%, 11/01/30(a)	500,000	574,335
5.00%, 07/01/36(a)	1,000,000	1,133,340
5.00%, 12/15/31(a)	715,000	846,839
5.00%, 08/01/36(a)	1,140,000	1,298,939
5.00%, 06/01/36(a)	1,580,000	1,823,494
5.00%, 08/15/30(a)	750,000	837,315
5.00%, 11/15/24	435,000	496,726
5.00%, 11/15/31(a)	1,000,000	1,131,860
5.00%, 07/01/36(a)	1,000,000	1,032,830
5.00%, 09/01/36(a)	1,000,000	1,014,280
5.00%, 12/01/31(a)	1,500,000	1,706,010
5.00%, 09/01/46(a)	500,000	504,625
5.00%, 10/01/32(a)	1,340,000	1,484,358
5.63%, 01/15/44(a)	490,000	526,868
		22,793,968
Facilities (0.25%)
City & County of Denver CO Golf Revenue:
5.00%, 09/01/18(a)	180,000	180,484
5.00%, 09/01/19(a)	500,000	501,290
		681,774
General (3.00%)
City of Commerce City CO:
5.00%, 08/01/28 AGM(a)(c)	600,000	696,768
Hyland Hills Park & Recreation District:
2.00%, 12/15/21	250,000	250,282
2.00%, 12/15/22	300,000	299,859
3.00%, 12/15/23	200,000	210,018
5.00%, 12/15/24	275,000	324,759
Rampart Range Metropolitan District No 1:
5.00%, 12/01/42 AGM(a)(c)	5,000,000	5,898,700
Town of Castle Rock CO:
6.00%, 06/01/23 AGC(a)(b)(c)	500,000	509,325
		8,189,711
Higher Education (3.95%)
Auraria Higher Education Center:
4.00%, 04/01/29 AGM(a)(c)	2,500,000	2,731,400
Colorado Educational & Cultural Facilities Authority:
4.00%, 03/01/30(a)	1,000,000	1,110,000
4.00%, 03/01/33(a)	1,125,000	1,226,734
5.00%, 10/01/36(a)	1,500,000	1,736,670
5.00%, 10/01/34(a)	1,975,000	2,215,614

	Principal Amount	Value
Higher Education (continued)
Colorado School of Mines:
4.00%, 12/01/37(a)	$225,000	$242,361
5.00%, 12/01/29(a)	275,000	335,827
5.00%, 12/01/30(a)	325,000	393,390
5.00%, 12/01/31(a)	360,000	434,005
University of Colorado:
4.00%, 06/01/32(a)	300,000	334,062
		10,760,063
Medical (13.36%)
Aspen Valley Hospital District:
5.00%, 10/15/30(a)	1,650,000	1,791,355
City of Aurora CO:
5.00%, 12/01/22 AGM(a)(b)(c)	1,000,000	1,014,560
Colorado Health Facilities Authority:
3.00%, 09/01/19	305,000	310,960
4.00%, 05/15/29(a)	1,695,000	1,863,754
4.00%, 09/01/21	255,000	272,786
4.00%, 05/15/35(a)	350,000	370,171
5.00%, 01/15/28(a)	1,150,000	1,375,618
5.00%, 05/15/30(a)	500,000	573,630
5.00%, 05/15/40(a)	1,000,000	1,125,810
5.00%, 12/01/29(a)	1,010,000	1,191,951
5.00%, 12/01/19	300,000	317,544
5.00%, 12/01/21	875,000	965,667
5.00%, 12/01/24(a)	1,000,000	1,124,070
5.00%, 02/01/22	200,000	219,592
5.00%, 02/01/23	520,000	580,044
5.00%, 01/01/23(a)	1,000,000	1,066,270
5.00%, 02/01/23(a)	500,000	541,125
5.00%, 01/01/18	1,630,000	1,630,000
5.00%, 09/01/29(a)	1,000,000	1,159,680
5.00%, 10/01/32(a)	500,000	551,470
5.00%, 09/01/28(a)	800,000	957,784
5.00%, 05/15/23	370,000	419,354
5.00%, 05/15/24	575,000	661,296
5.00%, 05/15/25	790,000	920,374
5.00%, 05/15/26	540,000	635,980
5.00%, 05/15/28(a)	335,000	395,947
5.00%, 05/15/29(a)	425,000	500,021
5.00%, 05/15/30(a)	710,000	830,239
5.00%, 05/15/31(a)	1,155,000	1,344,420
5.00%, 05/15/32(a)	1,650,000	1,917,680
5.25%, 07/01/24(a)	1,000,000	1,044,600
5.25%, 02/01/31(a)	1,500,000	1,608,075
6.25%, 10/01/33(a)	1,250,000	1,286,750
Denver Health & Hospital Authority:
5.00%, 12/01/39(a)	1,500,000	1,640,100
3M US L + 1.10%,12/01/33(a)(d)	1,585,000	1,420,540
University of Colorado Hospital Authority:
5.00%, 11/15/36(a)	2,470,000	2,806,612
		36,435,829

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	87

Westcore Colorado Tax-Exempt Fund	Statement of Investments

December 31, 2017

	Principal Amount	Value
Nursing Homes (3.50%)
Colorado Health Facilities Authority:
3.13%, 05/15/27(a)	$1,250,000	$1,250,400
4.00%, 01/01/21	255,000	265,743
4.00%, 01/01/22	265,000	278,168
5.00%, 06/01/22	750,000	831,142
5.00%, 06/01/31(a)	1,250,000	1,433,750
5.00%, 06/01/32(a)	1,750,000	1,999,603
5.00%, 05/15/48(a)	3,290,000	3,478,254
		9,537,060
Power (0.12%)
Puerto Rico Electric Power Authority (Puerto Rico):
3M US L + 0.52%, 07/01/29
AGM(a)(c)(d)	400,000	332,500

Transportation (22.57%)
Colorado Bridge Enterprise:
4.00%, 12/31/23	1,285,000	1,408,180
4.00%, 06/30/24	1,650,000	1,810,941
4.00%, 12/31/24	1,610,000	1,774,961
4.00%, 06/30/25	3,660,000	4,040,860
4.00%, 12/31/25	3,605,000	3,991,889
4.00%, 06/30/26	4,050,000	4,482,783
4.00%, 12/31/26	2,000,000	2,218,200
4.00%, 06/30/27	2,225,000	2,463,787
4.00%, 12/31/27	1,200,000	1,330,296
4.00%, 06/30/28(a)	3,170,000	3,490,899
4.00%, 12/31/28(a)	2,760,000	3,031,832
4.00%, 06/30/29(a)	4,525,000	4,937,770
4.00%, 12/31/29(a)	2,705,000	2,944,420
4.00%, 06/30/30(a)	1,615,000	1,744,862
4.00%, 12/31/30(a)	1,505,000	1,623,338
4.00%, 06/30/31(a)	665,000	714,323
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/47(a)	1,600,000	1,759,216
5.00%, 12/31/51(a)	3,500,000	3,836,875
5.00%, 12/31/56(a)	4,300,000	4,705,490
E-470 Public Highway Authority:
1M US L + 1.05%, 09/01/39(a)(d)	1,000,000	1,011,930
Regional Transportation District:
6.00%, 01/15/41(a)	6,010,000	6,574,339
6.00%, 01/15/34(a)	700,000	767,914
6.00%, 01/15/26(a)	800,000	882,000
		61,547,105
Water (1.12%)
City & County of Broomfield CO:
5.00%, 12/01/23(a)	1,285,000	1,449,043

	Principal Amount	Value
Water (continued)
City of Brighton CO Water Activity Revenue:
5.00%, 12/01/29 AGC(a)(b)(c)	$1,515,000	$1,609,188
		3,058,231
Total Revenue Bonds		166,550,286

Tax Allocation (4.39%)
General (4.39%)
Fountain Urban Renewal Authority:
4.50%, 11/01/29(a)	1,940,000	1,966,733
Park Creek Metropolitan District:
5.00%, 12/01/26(a)	730,000	864,269
5.00%, 12/01/27(a)	620,000	730,621
5.00%, 12/01/36(a)	300,000	345,159
5.00%, 12/01/37(a)	325,000	371,943
5.00%, 12/01/41(a)	1,500,000	1,710,975
5.00%, 12/01/46(a)	1,250,000	1,421,100
Plaza Metropolitan District No 1:
5.00%, 12/01/22	1,000,000	1,089,720
Thornton Development Authority:
5.00%, 12/01/23	300,000	347,217
5.00%, 12/01/24	440,000	517,964
5.00%, 12/01/25(a)	325,000	379,187
5.00%, 12/01/26(a)	425,000	500,008
5.00%, 12/01/30(a)	500,000	578,190
5.00%, 12/01/31(a)	1,000,000	1,154,320
		11,977,406
Total Tax Allocation		11,977,406

Total Municipal Bonds
(Cost $261,105,541)		264,587,226

	Shares	Value
Money Market Mutual Funds (1.96%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.194%)	5,351,356	5,351,356
Total Money Market Mutual Funds
(Cost $5,351,356)		5,351,356

Short Term Investments (0.11%)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	279,793	279,793

Total Short Term Investments
(Cost $279,793)		279,793
See Notes to Financial Statements.

88	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Statement of Investments

December 31, 2017

Total Investments (99.09%)
(Cost $266,736,690)	$270,218,375

Other Assets Less Liabilities (0.91%)	2,470,830

Net Assets (100.00%)	$272,689,205

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(b)	This security is prerefunded in advance of the next call date.
(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of December 31, 2017 is provided below. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.70%

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	89

Westcore Funds	Statement of Investments

December 31, 2017

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal.
AS	Andonim Sirketi, Joint Stock Company in Turkey.
A/S	Aktieselskab, Joint Stock Company in Denmark.
BAM	Build America Mutual
KGaA	Kommanditgesellschaft auf Aktien is a German corporate designation standing for 'partnership limited by shares'
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NATL	National Public Finance Guarantee Corporation
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.

90	| www.westcore.com

Westcore Funds	Statements of Assets and Liabilities

December 31, 2017

	Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund
Assets
Investments,at cost	$70,226,516	$29,294,041	$796,780	$162,697,990
Investments,at value	83,799,209	31,550,162	830,849	189,644,545
Cash	1,445	189	39	6,113
Receivables:
Fund shares subscribed	35,895	150	–	537,226
Dividends and interest	185,413	71,039	1,308	379,221
Due from Adviser	–	–	3,825	–
Prepaid and other assets	14,530	11,147	4,160	22,467
Total assets	84,036,492	31,632,687	840,181	190,589,572

Liabilities
Payables:
Fund shares redeemed	26,264	3,103	–	13,170,534
Investment advisory fee	44,874	18,622	–	136,215
Administration fee	11,929	6,855	2,051	26,310
Shareholder servicing reimbursements	7,574	1,443	77	12,163
Transfer agent fee	3,102	6,858	2,433	7,778
Audit fee	18,582	18,293	16,244	20,930
Printing fee	3,352	1,148	158	6,703
Trustee fee	2,630	1,001	24	6,269
Custody fee	3,488	2,048	3,172	6,218
Chief compliance officer fee	485	183	4	1,154
Other liabilities	1,954	1,216	710	3,257
Total liabilities	124,234	60,770	24,873	13,397,531
Net Assets	$83,912,258	$31,571,917	$815,308	$177,192,041

Net Assets Consists of
Paid-in capital	$69,872,361	$30,530,612	$807,986	$151,949,640
Accumulated net investment income/(loss)	18,544	(224,096)	440	12,717
Accumulated net realized gain/(loss)	448,352	(990,839)	(27,187)	(1,716,917)
Net unrealized appreciation/(depreciation)	13,573,001	2,256,240	34,069	26,946,601
Net Assets	$83,912,258	$31,571,917	$815,308	$177,192,041

Net Assets
Retail	44,441,790	29,657,243	562,868	63,507,464
Institutional	39,470,468	1,914,674	252,440	113,684,577
Shares of Beneficial Interest Outstanding
Retail	1,654,195	6,261,331	56,757	5,948,415
Institutional	1,445,881	393,026	25,562	10,624,903
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$26.87	$4.74	$9.92	$10.68
Institutional	$27.30	$4.87	$9.88	$10.70

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	91

Westcore Funds	Statements of Assets and Liabilities

December 31, 2017

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II		Westcore Global Large-Cap Dividend Fund	Westcore Large-Cap Dividend Fund	Westcore Micro-Cap Opportunity Fund
Assets
Investments,at cost	$4,408,657		$39,852,493	$45,332,811	$8,877,420		$10,951,083
Investments,at value	5,727,164		45,478,723	55,857,953	10,194,939		13,671,027
Cash	59		285	–	–		–
Receivables:
Fund shares subscribed	4,692		1,547	5,268	669		148,684
Dividends and interest	2,138		16,876	243,191	26,283		11,686
Due from Adviser	–		–	–	1,516		–
Prepaid and other assets	15,069		9,106	9,949	10,379		5,814
Total assets	5,749,122		45,506,537	56,116,361	10,233,786		13,837,211

Liabilities
Payables:
Fund shares redeemed	–		98,279	2,581	28,573		–
Investment advisory fee	813		24,816	19,105	–		2,693
Administration fee	4,198		8,673	8,749	2,728		8,789
Shareholder servicing reimbursements	97		–	4,983	1,035		2,450
Transfer agent fee	2,732		4,071	10,036	3,397		2,659
Audit fee	15,147		16,448	19,025	18,175		15,197
Printing fee	249		2,690	3,011	598		983
Trustee fee	181		1,308	1,739	336		461
Custody fee	2,291		3,545	2,167	1,283		2,201
Chief compliance officer fee	31		229	299	60		77
Other liabilities	1,798		953	2,739	983		745
Total liabilities	27,537		161,012	74,434	57,168		36,255
Net Assets	$5,721,585		$45,345,525	$56,041,927	$10,176,618		$13,800,956

Net Assets Consists of
Paid-in capital	$4,473,124		$122,098,003	$43,452,382	$8,839,466		$10,546,257
Accumulated net investment income/(loss)	913		(31,089)	16,928	(36,974)		(73)
Accumulated net realized gain/(loss)	(70,959)		(82,347,619)	2,046,459	56,607		534,828
Net unrealized appreciation/(depreciation)	1,318,507		5,626,230	10,526,158	1,317,519		2,719,944
Net Assets	$5,721,585		$45,345,525	$56,041,927	$10,176,618		$13,800,956

Net Assets
Retail	930,293		N/A	50,894,209	10,021,539		13,800,956
Institutional	4,791,292		45,345,525	5,147,718	155,079		N/A
Shares of Beneficial Interest Outstanding
Retail	73,153		N/A	4,576,560	1,667,115		800,715
Institutional	372,016		1,688,947	466,238	25,331		N/A
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$12.72	$	N/A	$11.12	$6.01		$17.24
Institutional	$12.88		$26.85	$11.04	$6.12	$	N/A

See Notes to Financial Statements.

92	| www.westcore.com

Westcore Funds	Statements of Assets and Liabilities

December 31, 2017

	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
Assets
Investments, at cost	$55,217,651	$76,875,878	$1,268,538,593	$23,295,320	$266,736,690
Investments, at value	79,809,433	78,260,506	1,294,131,374	23,416,596	270,218,375
Unrealized gain on forward foreign currency contracts	321,354	–	–	–	–
Cash	8	–	–	573,867	–
Receivables:
Investment securities sold	24,393	–	365,155	–	–
Fund shares subscribed	38,903	100,092	538,027	2,050	681,284
Dividends and interest	260,204	963,941	9,422,726	208,441	1,996,637
Due from Adviser	–	–	–	10,052	–
Prepaid and other assets	15,271	12,904	65,006	12,865	16,876
Total assets	80,469,566	79,337,443	1,304,522,288	24,223,871	272,913,172

Liabilities
Unrealized loss on forward foreign currency contracts	284,459	–	–	–	–
Payables:
Investment securities purchased	358,194	–	15,412,500	107,750	–
Fund shares redeemed	60,171	25,673	1,671,681	–	39,457
Investment advisory fee	56,317	21,425	156,506	–	51,229
Administration fee	13,966	16,703	168,837	8,526	50,357
Shareholder servicing reimbursements	7,279	9,662	184,950	273	31,485
Transfer agent fee	6,448	3,889	10,765	2,554	3,862
Audit fee	22,453	24,363	39,326	21,727	23,468
Printing fee	3,830	3,233	43,195	289	5,555
Trustee fee	2,466	2,582	40,022	385	8,175
Custody fee	8,736	2,628	22,824	1,653	5,254
Chief compliance officer fee	405	435	6,854	45	1,405
Other liabilities	13,724	6,432	17,508	719	3,720
Total liabilities	838,448	117,025	17,774,968	143,921	223,967
Net Assets	$79,631,118	$79,220,418	$1,286,747,320	$24,079,950	$272,689,205

Net Assets Consists of
Paid-in capital	$56,979,738	$87,887,677	$1,259,267,274	$23,893,610	$269,453,989
Accumulated net investment income/(loss)	(76,635)	(33,289)	(222,144)	6,393	(15,702)
Accumulated net realized gain/(loss)	(1,876,805)	(10,018,598)	2,109,409	58,671	(230,767)
Net unrealized appreciation/(depreciation)	24,604,820	1,384,628	25,592,781	121,276	3,481,685
Net Assets	$79,631,118	$79,220,418	$1,286,747,320	$24,079,950	$272,689,205

Net Assets
Retail	49,978,624	58,486,273	1,056,835,229	2,708,721	193,426,097
Institutional	29,652,494	20,734,145	229,912,091	21,371,229	79,263,108
Shares of Beneficial Interest Outstanding
Retail	2,529,762	6,504,202	98,699,025	255,411	16,707,813
Institutional	1,423,860	2,335,061	21,689,830	2,013,297	6,828,683
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$19.76	$8.99	$10.71	$10.61	$11.58
Institutional	$20.83	$8.88	$10.60	$10.62	$11.61

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	93

Westcore Funds	Statements of Operations

For the Year Ended December 31, 2017

	Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund
Investment Income
Dividends	$1,742,583	$715,315	$14,626	$4,424,356
Foreign taxes withheld	(17,523)	(6,684)	(58)	(9,769)
Total income	1,725,060	708,631	14,568	4,414,587

Expenses
Investment advisory fee	573,443	216,358	5,030	2,021,111
Administrative fee	113,294	44,932	849	272,843
Shareholder servicing reimbursement -Retail Class	95,423	18,598	627	156,167
Transfer agent fees	19,726	42,548	12,892	47,043
Registration fees	33,167	30,830	6,567	33,681
Audit and tax preparation fees	18,680	18,329	15,856	21,107
Legal fees	4,169	1,672	840	9,962
Independent pricing service fees	4,450	5,375	3,685	7,190
Trustee fees and expenses	14,672	5,608	128	35,009
Insurance expense	2,930	1,733	2	7,755
Custodian fees	14,763	11,204	11,027	31,663
Printing fees	11,008	7,576	365	17,595
Chief compliance officer fee	5,826	2,211	32	14,138
Offering costs	4,882	–	31,371	–
Other	9,381	8,568	8,251	10,324
Total expenses before waivers/reimbusements	925,814	415,542	97,522	2,685,588
Expenses waived/reimbursed by investment advisor
Retail	(4,606)	(32,123)	(53,544)	(119,835)
Institutional	(7,475)	(1,745)	(37,033)	(173,973)
Net expenses	913,733	381,674	6,945	2,391,780
Net Investment Income/(Loss)	811,327	326,957	7,623	2,022,807

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	3,629,557	(357,066)	(27,146)	10,043,469
Foreign currency	154	92	–	211
	3,629,711	(356,974)	(27,146)	10,043,680
Change in unrealized net appreciation/(depreciation) on:
Investments	314,921	2,092,760	37,005	(16,024,196)
Translation of assets and liabilities denoted in foreign currencies	390	119	–	46
	315,311	2,092,879	37,005	(16,024,150)
Net realized and unrealized gain/(loss)	3,945,022	1,735,905	9,859	(5,980,470)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$4,756,349	$2,062,862	$17,482	$(3,957,663)

See Notes to Financial Statements.

94	| www.westcore.com

Westcore Funds	Statements of Operations

For the Year Ended December 31, 2017

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II	Westcore Global Large-Cap Dividend Fund	Westcore Large-Cap Dividend Fund	Westcore Micro-Cap Opportunity Fund
Investment Income
Dividends	$23,755	$179,782	$1,573,153	$319,269	$173,266
Foreign taxes withheld	(261)	(1,231)	(86,965)	(2,297)	(1,111)
Total income	23,494	178,551	1,486,188	316,972	172,155

Expenses
Investment advisory fee	51,295	248,761	340,663	73,837	135,456
Administrative fee	6,925	51,686	70,755	15,332	18,287
Shareholder servicing reimbursement -Retail Class	1,088	–	54,383	14,760	28,884
Transfer agent fees	15,446	25,316	62,778	20,011	15,096
Registration fees	29,980	17,399	24,686	30,990	17,817
Audit and tax preparation fees	15,180	16,486	19,080	18,195	15,239
Legal fees	240	1,802	2,503	572	644
Independent pricing service fees	6,097	6,080	4,297	2,773	12,987
Trustee fees and expenses	908	6,556	9,216	1,843	2,392
Insurance expense	161	1,585	1,911	944	453
Custodian fees	7,002	14,981	11,644	6,782	5,185
Printing fees	210	14,125	9,389	3,760	1,891
Chief compliance officer fee	352	2,571	3,583	695	939
Other	7,149	7,512	10,289	8,158	6,338
Total expenses before waivers/reimbursements	142,033	414,860	625,177	198,652	261,608
Expenses waived/reimbursed by investment advisor
Retail	(13,912)	–	(101,819)	(84,778)	(85,009)
Institutional	(65,934)	–	(8,350)	(3,037)	N/A
Net expenses	62,187	414,860	515,008	110,837	176,599
Net Investment Income/(Loss)	(38,693)	(236,309)	971,180	206,135	(4,444)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	572,961	4,928,081	2,453,996	526,536	2,520,127
Foreign currency	–	–	(6,221)	–	–
	572,961	4,928,081	2,447,775	526,536	2,520,127
Change in unrealized net appreciation/(depreciation) on:
Investments	614,526	6,070,139	5,931,751	996,667	(1,734,476)
Translation of assets and liabilities denoted in foreign currencies	–	–	4,701	–	–
	614,526	6,070,139	5,936,452	996,667	(1,734,476)
Net realized and unrealized gain/(loss)	1,187,487	10,998,220	8,384,227	1,523,203	785,651
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,148,794	$10,761,911	$9,355,407	$1,729,338	$781,207

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	95

Westcore Funds	Statements of Operations

For the Year Ended December 31, 2017

	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax- Exempt Fund
Investment Income
Dividends	$1,335,101	$126,857	$665,827	$4,745	$98,779
Interest	–	4,084,704	44,417,438	230,547	8,337,448
Foreign taxes withheld	(65,740)	–	–	–	–
Total income	1,269,361	4,211,561	45,083,265	235,292	8,436,227
Expenses
Investment advisory fee	885,065	353,337	4,268,603	25,579	977,324
Administrative fee	99,563	106,007	1,646,414	8,627	329,848
Shareholder servicing reimbursement -Retail Class	85,994	115,966	2,189,612	2,053	394,794
Transfer agent fees	38,904	25,458	69,719	13,296	22,520
Registration fees	32,311	33,156	45,248	29,172	10,488
Audit and tax preparation fees	22,498	24,423	39,485	20,863	23,540
Legal fees	3,513	3,817	61,502	978	11,639
Independent pricing service fees	9,375	14,656	43,687	11,228	39,242
Trustee fees and expenses	12,795	13,695	209,949	1,206	42,301
Insurance expense	2,926	3,156	52,739	39	9,902
Custodian fees	28,293	11,453	90,954	6,100	22,404
Printing fees	9,349	12,075	109,473	620	15,534
Chief compliance officer fee	4,960	5,346	82,397	358	16,550
Offering costs	4,882	–	–	30,940	1,857
Other	11,542	9,246	40,147	8,462	13,590
Total expenses before waivers/reimbursements	1,251,970	731,791	8,949,929	159,521	1,931,533
Expenses waived/reimbursed by investment advisor
Retail	(149,995)	(76,867)	(2,233,432)	(35,579)	(349,709)
Institutional	(77,648)	(19,953)	(284,872)	(94,464)	(60,950)
Net expenses	1,024,327	634,971	6,431,625	29,478	1,520,874
Net Investment Income/(Loss)	245,034	3,576,590	38,651,640	205,814	6,915,353

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	13,542,580	(829,892)	6,067,468	158,683	499,048
Foreign currency	(84,311)	–	–	–	–
Forward foreign currency contracts	1,517	–	–	–	–
	13,459,786	(829,892)	6,067,468	158,683	499,048
Change in unrealized net appreciation/(depreciation) on:
Investments	7,683,977	1,982,253	11,077,092	110,675	4,987,630
Forward foreign currency contracts	13,550	–	–	–	–
Translation of assets and liabilities denoted in foreign currencies	26,300	–	–	–	–
	7,723,827	1,982,253	11,077,092	110,675	4,987,630
Net realized and unrealized gain/(loss)	21,183,613	1,152,361	17,144,560	269,358	5,486,678
Net Increase/(Decrease) in Net Assets Resulting From Operations	$21,428,647	$4,728,951	$55,796,200	$475,172	$12,402,031

See Notes to Financial Statements.

96	| www.westcore.com

Westcore Funds	Statements of Changes in Net Assets

	Westcore Mid-Cap Value Dividend Fund			Westcore Mid-Cap Value Dividend Fund II(a)		Westcore Smid-Cap Value Dividend Fund(b)
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Period Ended December 31, 2016
Operations
Net investment income/(loss)	$811,327	$682,873		$326,957	$(234,044)	$7,623	$465
Net realized gain/(loss)	3,629,711	4,854,819		(356,974)	456,744	(27,146)	(15)
Change in unrealized net appreciation/(depreciation)	315,311	8,303,334		2,092,879	(4,439,249)	37,005	(2,936)
Net increase/(decrease) in net assets resulting from operations	4,756,349	13,841,026		2,062,862	(4,216,549)	17,482	(2,486)

Distributions to Shareholders (Note 2)
From net investment income
Retail	(555,969)	(613,443)		(284,306)	(13,996)	(6,352)	–
Institutional	(477,650)	(136,683	)(c)	(17,037)	(1,156)	(3,891)	–
From net realized gains
Retail	(2,910,446)	(1,432,308)		–	–	–	–
Institutional	(2,492,340)	(1,201,077	)(c)	–	–	–	–
Return of capital	–	–		–
Retail	–	–	(c)	–	–	(2,645)	–
Institutional	–	–		–	–	(1,620)	–
Decrease in net assets from distributions to shareholders	(6,436,405)	(3,383,511)		(301,343)	(15,152)	(14,508)	–

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	22,543,882	27,536,668		2,822,556	2,118,108	454,951	120,010
Institutional	6,396,634	35,794,394	(c)	95,734	1,467,835	–	250,010
Shares issued in reinvestment of distributions
Retail	3,428,466	1,977,573		278,571	13,685	8,193	–
Institutional	2,931,064	1,337,760	(c)	16,806	1,156	5,511	–
Cost of shares redeemed
Retail	(24,572,010)	(46,954,046)		(9,172 ,672)	(28,426,035)	(23,855)	–
Institutional	(5,511,243)	(1,516,354	)(c)	(2 2 ,050)	(16,944,897)	–	–
Net increase/(decrease) resulting from beneficial interest transactions	5,216,793	18,175,995		(5,981,055)	(41,770,148)	444,800	370,020
Total net increase/(decrease) in net assets	3,536,737	28,633,510		(4,219,536)	(46,001,849)	447,774	367,534

Net Assets
Beginning of year	80,375,521	51,742,011		35,791,453	81,793,302	367,534	–
End of year*	$83,912,258	$80,375,521		$31,571,917	$35,791,453	$815,308	$367,534

*Accumulated net investment income/(loss)	$18,544	$92,100		$(224,096)	$(249,768)	$440	$483

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund.
(b)	Commenced operations on December 19, 2016.

(c)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	97

Westcore Funds	Statements of Changes in Net Assets

	Westcore Small-Cap Value Dividend Fund		Westcore Small-Cap Growth Fund		Westcore Small-Cap Growth Fund II(a)
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$2,022,807	$2,156,748	$(38,693)	$(34,513)	$(236,309)	$(193,441)
Net realized gain/(loss)	10,043,680	20,103,819	572,961	(73,972)	4,928,081	(6,870,344)
Change in unrealized net appreciation/(depreciation)	(16,024,150)	29,286,310	614,526	389,284	6,070,139	1,620,355
Net increase/(decrease) in net assets resulting from operations	(3,957,663)	51,546,877	1,148,794	280,799	10,761,911	(5,443,430)

Distributions to Shareholders (Note 2)
From net investment income
Retail	(790,625)	(1,224,558)	–	–	N/A	N/A
Institutional	(1,590,391)	(2,025,232)	–	–	–	–
From net realized gains
Retail	(8,130,960)	(6,333,468)	(69,593)	–	N/A	N/A
Institutional	(15,023,444)	(8,962,910)	(343,722)	–	–	–
Decrease in net assets from distributions to shareholders	(25,535,420)	(18,546,168)	(413,315)	–	–	–

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	8,688,899	24,784,341	57,853	219,775	N/A	N/A
Institutional	39,128,723	44,803,603	497,771	1,423,810	8,919,688	1,247,021
Shares issued in reinvestment of distributions
Retail	6,654,617	5,757,955	69,166	–	N/A	N/A
Institutional	16,259,292	10,446,807	343,722	–	–	–
Cost of shares redeemed
Retail	(27,597,398)	(36,226,778)	(6 4,638)	(27,657)	N/A	N/A
Institutional	(53,064,624)	(50,406,292)	(18 0,476)	(4,146,248)	(9,252,836)	(19,391,204)
Net increase/(decrease) resulting from beneficial interest transactions	(9,930,491)	(840,364)	723,398	(2,530,320)	(333,148)	(18,144,183)
Redemption Fees	–	–	–	1,977	–	–
Total net increase/(decrease) in net assets	(39,423,574)	32,160,345	1,458,877	(2,247,544)	10,428,763	(23,587,613)

Net Assets
Beginning of year	216,615,615	184,455,270	4,262,708	6,510,252	34,916,762	58,504,375
End of year*	$177,192,041	$216,615,615	$5,721,585	$4,262,708	$45,345,525	$34,916,762

*Accumulated net investment income/(loss)	$12,717	$273,845	$913	$852	$(31,089)	$(36,322)

(a)	Prior to December 27, 2016 known as the Westcore Select Fund - Retail Class.

See Notes to Financial Statements.

98	| www.westcore.com

Westcore Funds	Statements of Changes in Net Assets

	Westcore Global Large-Cap Dividend Fund(a)		Westcore Large-Cap Dividend Fund(b)		Westcore Micro-Cap Opportunity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$971,180	$783,310	$206,135	$42,211	$(4,444)	$45,563
Net realized gain/(loss)	2,447,775	1,507,936	526,536	5,072,246	2,520,127	178,621
Change in unrealized net appreciation/(depreciation)	5,936,452	1,167,374	996,667	(5,408,631)	(1,734,476)	1,879,897
Net increase/(decrease) in net assets resulting from operations	9,355,407	3,458,620	1,729,338	(294,174)	781,207	2,104,081

Distributions to Shareholders (Note 2)
From net investment income
Retail	(820,511)	(734,945)	(308,528)	–	–	(44,312)
Institutional	(77,386)	(68,202)	(13,134)	–	N/A	N/A
From net realized gains
Retail	(1,708,710)	(1,268,496)	(1,679,352)	(3,723,393)	(1,980,136)	(403,967)
Institutional	(170,565)	(95,772)	(29,099)	(773,092)	N/A	N/A
Decrease in net assets from distributions to shareholders	(2,777,172)	(2,167,415)	(2,030,113)	(4,496,485)	(1,980,136)	(448,279)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	5,241,646	9,128,468	371,339	1,100,614	3,737,733	2,341,447
Institutional	2,262,709	884,366	186	342,085	N/A	N/A
Shares issued in reinvestment of distributions
Retail	2,323,525	1,794,855	1,959,293	3,680,147	1,970,946	448,124
Institutional	242,437	162,654	42,233	773,092	N/A	N/A
Cost of shares redeemed
Retail	(7,006,491)	(5,425,825)	(4,05 2,602)	(13,748,298)	(4,020,265)	(11,924,376)
Institutional	(1,362,934)	(1,077,539)	(449 ,649)	(4,709,139)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	1,700,892	5,466,979	(2,129,200)	(12,561,499)	1,688,414	(9,134,805)
Redemption Fees	–	–	–	–	–	4,455
Total net increase/(decrease) in net assets	8,279,127	6,758,184	(2,429,975)	(17,352,158)	489,485	(7,474,548)

Net Assets
Beginning of year	47,762,800	41,004,616	12,606,593	29,958,751	13,311,471	20,786,019
End of year*	$56,041,927	$47,762,800	$10,176,618	$12,606,593	$13,800,956	$13,311,471

*Accumulated net investment income/(loss)	$16,928	$(44,034)	$(36,974)	$(31,336)	$(73)	$(888)

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	99

Westcore Funds	Statements of Changes in Net Assets

	Westcore International Small-Cap Fund			Westcore Flexible Income Fund		Westcore Plus Bond Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$245,034	$440,526		$3,576,590	$3,173,030	$38,651,640	$40,288,624
Net realized gain/(loss)	13,459,786	(4,228,697)		(829,892)	353,696	6,067,468	3,933,255
Change in unrealized net appreciation/(depreciation)	7,723,827	4,288,688		1,982,253	4,256,608	11,077,092	8,858,255
Net increase/(decrease) in net assets resulting from operations	21,428,647	500,517		4,728,951	7,783,334	55,796,200	53,080,134

Distributions to Shareholders (Note 2)
From net investment income
Retail	(950,626)	(2,394,450)		(2,690,335)	(2,468,840)	(35,523,179)	(40,035,547)
Institutional	(150,112)	(283,367	)(a)	(901,760)	(695,466)	(6,452,560)	(3,885,093)
From net realized gains
Retail	–	–		–	–	(728,203)	(301,101)
Institutional	–	–	(a)	–	–	(155,578)	(29,219)
Decrease in net assets from distributions to shareholders	(1,100,738)	(2,677,817)		(3,592,095)	(3,164,306)	(42,859,520)	(44,250,960)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	5,886,256	11,306,610		12,690,574	22,497,041	225,742,839	241,684,616
Institutional	6,849,586	21,928,969	(a)	9,546,903	10,182,996	140,273,606	64,856,773
Shares issued in reinvestment of distributions
Retail	926,362	2,321,253		2,584,000	2,345,925	35,699,675	39,418,686
Institutional	150,090	283,367	(a)	885,887	685,606	6,288,535	3,647,587
Cost of shares redeemed
Retail	(19,555,709)	(62,490,978)		(14,644,844)	(18,195,608)	(282,438,728)	(533,005,393)
Institutional	(5,057,98 4)	(1,290,670	)(a)	(8,464 ,588)	(4,824,784)	(40,175,280)	(54,771,744)
Net increase/(decrease) resulting from beneficial interest transactions	(10,801,399)	(27,941,449)		2,597,932	12,691,176	85,390,647	(238,169,475)
Redemption Fees	–	–		–	15,224	–	–
Total net increase/(decrease) in net assets	9,526,510	(30,118,749)		3,734,788	17,325,428	98,327,327	(229,340,301)

Net Assets
Beginning of year	70,104,608	100,223,357		75,485,630	58,160,202	1,188,419,993	1,417,760,294
End of year*	$79,631,118	$70,104,608		$79,220,418	$75,485,630	$1,286,747,320	$1,188,419,993

*Accumulated net investment income/(loss)	$(76,635)	$(1,807,506)		$(33,289)	$(18,573)	$(222,144)	$141,463

(a)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

100	| www.westcore.com

Westcore Funds	Statements of Changes in Net Assets

	Westcore Municipal Opportunities Fund(a)		Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2017	Period Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$205,814	$286	$6,915,353	$5,784,471
Net realized gain/(loss)	158,683	–	499,048	(132,085)
Change in unrealized net appreciation/(depreciation)	110,675	10,601	4,987,630	(6,859,779)
Net increase/(decrease) in net assets resulting from operations	475,172	10,887	12,402,031	(1,207,393)

Distributions to Shareholders (Note 2)
From net investment income
Retail	(45,794)	–	(5,597,930)	(5,513,282)
Institutional	(160,562)	–	(1,300,448)	(336,259	)(b)
From net realized gains
Retail	(18,957)	–	–	(440,343)
Institutional	(81,055)	–	–	(69,011	)(b)
Decrease in net assets from distributions to shareholders	(306,368)	–	(6,898,378)	(6,358,895)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	2,324,235	400,022	47,296,987	73,060,040
Institutional	21,055,858	350,010	57,894,742	35,576,527	(b)
Shares issued in reinvestment of distributions
Retail	62,820	–	5,089,016	5,495,420
Institutional	238,854	–	1,236,684	395,641	(b)
Cost of shares redeemed
Retail	(125,319)	–	(59,803,491)	(69,121,941)
Institutional	(406,221)	–	(10,322,719)	(4,965,168	)(b)
Net increase resulting from beneficial interest transactions	23,150,227	750,032	41,391,219	40,440,519
Total net increase in net assets	23,319,031	760,919	46,894,872	32,874,231

Net Assets
Beginning of year	760,919	–	225,794,333	192,920,102
End of year*	$24,079,950	$760,919	$272,689,205	$225,794,333

*Accumulated net investment income/(loss)	$6,393	$301	$(15,702)	$(32,677)

(a)	Commenced operations on December 19, 2016.

(b)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	101

Westcore Mid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (a)
Net asset value, beginning of period	$27.46		$23.47	$26.87	$26.01	$20.11
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.25		0.24	0.26	0.26	0.23
Net realized and unrealized gains/(losses) on investments	1.38		5.11	(0.68)	2.98	5.91
Total from investment operations	1.63		5.35	(0.42)	3.24	6.14

Less dividends and distributions:
Dividends from net investment income	(0.36)		(0.41)	(0.23)	(0.30)	(0.24)
Distributions from net realized gains	(1.86)		(0.95)	(2.75)	(2.08)	–
Total distributions	(2.22)		(1.36)	(2.98)	(2.38)	(0.24)
Net asset value, end of period	$26.87		$27.46	$23.47	$26.87	$26.01

Total Return	6.02%		22.76%	(1.50)%	12.69%	30.57%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$44,442		$44,021	$51,742	$58,402	$53,282

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.17	%(c)	1.25%	1.20%	1.19%	1.24%
Without fee waivers/reimbursements	1.18%		1.28%	1.20%	1.19%	1.24%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.89%		0.97%	0.96%	0.95%	0.96%
Without fee waivers/reimbursements	0.88%		0.94%	0.96%	0.95%	0.96%
Portfolio turnover rate	94%		78%	62%	51%	51%

(a)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

(b)	Calculated using the average shares method.

(c)	Contractual expense limitation change from 1.25% to 1.15% effective April 30, 2017.

See Notes to Financial Statements.

102	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	For the Period Ended December 31, 2016 (a)
Net asset value, beginning of period	$27.81	$24.89
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.30	0.31
Net realized and unrealized gains/(losses) on investments	1.41	3.67
Total from investment operations	1.71	3.98

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.11)
Distributions from net realized gains	(1.86)	(0.95)
Total distributions	(2.22)	(1.06)
Net asset value, end of period	$27.30	$27.81

Total Return	6.23%	15.96	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$39,470	$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.98%	1.00	%(d)
Without fee waivers/reimbursements	1.00%	1.15	%(d)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.08%	1.67	%(d)
Without fee waivers/reimbursements	1.06%	1.52	%(d)
Portfolio turnover rate	94%	78	%(c)(e)

(a)	The Fund added an institutional share class on April 29, 2016.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	103

Westcore Mid-Cap Value Dividend Fund II	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$4.48	$4.78		$5.37	$6.65	$6.11
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.04	(0.02)		(0.03)	(0.04)	(0.05)
Net realized and unrealized gains/(losses) on investments	0.27	(0.28)		(0.25)	0.32	2.75
Total from investment operations	0.31	(0.30)		(0.28)	0.28	2.70

Less dividends and distributions:
Dividends from net investment income	(0.05)	(0.00	)(c)	–	–	–
Distributions from net realized gains	–	–		(0.31)	(1.56)	(2.16)
Total distributions	(0.05)	–		(0.31)	(1.56)	(2.16)
Net asset value, end of period	$4.74	$4.48		$4.78	$5.37	$6.65

Total Return	6.83%	(6.24)%		(5.08)%	4.56%	44.67%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$29,657	$34,069		$63,675	$74,747	$83,008

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.15%	1.12%		1.03%	1.03%	1.05%
Without fee waivers/reimbursements	1.25%	1.12%		1.03%	1.03%	1.05%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.98%	(0.42)%		(0.56)%	(0.61)%	(0.67)%
Without fee waivers/reimbursements	0.88%	(0.43)%		(0.56)%	(0.61)%	(0.67)%
Portfolio turnover rate	59%	158%		61%	88%	117%

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

104	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$4.61	$4.89		$5.48	$6.74	$6.16
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05	(0.01)		(0.02)	(0.03)	(0.04)
Net realized and unrealized gains/(losses) on investments	0.25	(0.27)		(0.26)	0.33	2.78
Total from investment operations	0.30	(0.28)		(0.28)	0.30	2.74

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.00	)(c)	–	–	–
Distributions from net realized gains	–	–		(0.31)	(1.56)	(2.16)
Total distributions	(0.04)	–		(0.31)	(1.56)	(2.16)
Net asset value, end of period	$4.87	$4.61		$4.89	$5.48	$6.74

Total Return	6.59%	(5.69)%		(4.98)%	4.79%	44.94%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,915	$1,723		$18,119	$20,238	$15,231

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10%	0.93%		0.89%	0.89%	0.88%
Without fee waivers/reimbursements	1.20%	1.08%		0.97%	0.98%	0.95%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.04%	(0.28)%		(0.43)%	(0.46)%	(0.53)%
Without fee waivers/reimbursements	0.94%	(0.43)%		(0.51)%	(0.55)%	(0.60)%
Portfolio turnover rate	59%	158%		61%	88%	117%

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	105

Westcore Smid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.11		0.01
Net realized and unrealized gains/(losses) on investments	0.04		(0.08)
Total from investment operations	0.15		(0.07)

Less dividends and distributions:
Dividends from net investment income	(0.13)		–
Return of capital	(0.03)		–
Total distributions	(0.16)		–
Net asset value, end of period	$9.92		$9.93

Total Return	1.54%		(0.70	)%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$563		$119

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.20%		1.20	%(d)
Without fee waivers/reimbursements	15.15	%(e)	42.02	%(d)(f)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.14%		3.44	%(d)
Without fee waivers/reimbursements	(12.81	)%(e)	(37.38	)%(d)(f)
Portfolio turnover rate	68%		2	%(c)

(a)	Commenced operations on December 19, 2016.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

106	| www.westcore.com

Westcore Smid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.13		0.01
Net realized and unrealized gains/(losses) on investments	0.04		(0.08)
Total from investment operations	0.17		(0.07)

Less dividends and distributions:
Dividends from net investment income	(0.18)		–
Return of capital	(0.04)		–
Total distributions	(0.22)		–
Net asset value, end of period	$9.88		$9.93

Total Return	1.75%		(0.70	)%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$252		$248

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.95%		1.07	%(d)
Without fee waivers/reimbursements	16.00	%(e)	34.17	%(d)(f)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.31%		3.59	%(d)
Without fee waivers/reimbursements	(13.74	)%(e)	(29.51	)%(d)(f)
Portfolio turnover rate	68%		2	%(c)

(a)	Commenced operations on December 19, 2016.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	107

Westcore Small-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Net asset value, beginning of period	$12.52	$10.52	$13.45	$14.38	$12.65
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.10	0.11	0.13	0.14	0.11
Net realized and unrealized gains/(losses) on investments	(0.35)	3.02	(1.22)	0.75	4.45
Total from investment operations	(0.25)	3.13	(1.08)	0.89	4.56

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.10)	(0.15)	(0.13)
Distributions from net realized gains	(1.45)	(0.95)	(1.75)	(1.67)	(2.70)
Total distributions	(1.59)	(1.13)	(1.85)	(1.82)	(2.83)

Paid-in capital from redemption fees	–	–	–	0.00 (c)	–
Net asset value, end of period	$10.68	$12.52	$10.52	$13.45	$14.38

Total Return	(1.84)%	29.72%	(8.13)%	6.46%	36.49%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$63,507	$86,518	$79,038	$141,445	$169,821

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.46%	1.45%	1.39%	1.40%	1.39%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.87%	0.99%	0.99%	0.97%	0.76%
Without fee waivers/reimbursements	0.71%	0.84%	0.90%	0.87%	0.67%
Portfolio turnover rate	99%	96%	74%	70%	53%

(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

108	| www.westcore.com

Westcore Small-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Net asset value, beginning of period	$12.53	$10.53	$13.47	$14.40	$12.64
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.13	0.14	0.15	0.17	0.14
Net realized and unrealized gains/(losses) on investments	(0.36)	3.02	(1.21)	0.74	4.46
Total from investment operations	(0.23)	3.16	(1.06)	0.91	4.60

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.13)	(0.17)	(0.14)
Distributions from net realized gains	(1.45)	(0.95)	(1.75)	(1.67)	(2.70)
Total distributions	(1.60)	(1.16)	(1.88)	(1.84)	(2.84)

Paid-in capital from redemption fees	–	–	–	0.00 (c)	–
Net asset value, end of period	$10.70	$12.53	$10.53	$13.47	$14.40

Total Return	(1.67)%	29.98%	(7.98)%	6.62%	36.86%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$113,685	$130,098	$105,418	$190,166	$147,374

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.12%	1.08%	1.13%	1.11%	1.12%
Without fee waivers/reimbursements	1.26%	1.24%	1.22%	1.21%	1.22%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.08%	1.24%	1.15%	1.20%	0.94%
Without fee waivers/reimbursements	0.94%	1.08%	1.06%	1.10%	0.84%
Portfolio turnover rate	99%	96%	74%	70%	53%

(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	109

Westcore Small-Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		For the Period Ended December 31, 2013 (a)
Net asset value, beginning of period	$10.89		$10.01	$10.52		$10.13		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.10)		(0.09)	(0.11)		(0.10)		(0.00	)(c)
Net realized and unrealized gains/(losses) on investments	2.93		0.97	(0.39)		0.49		0.13
Total from investment operations	2.83		0.88	(0.50)		0.39		0.13
Less dividends and distributions:
Distributions from net realized gains	(1.00)		–	(0.01)		–		–
Total distributions	(1.00)		–	(0.01)		–		–

Paid-in capital from redemption fees	–		–	–		0.00	(c)	–
Net asset value, end of period	$12.72		$10.89	$10.01		$10.52		$10.13

Total Return	25.98%		8.79%	(4.77)%		3.85%		1.30	%(d)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$930		$744	$499		$599		$69

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.26	%(e)	1.30%	1.30%		1.30%		1.30	%(f)
Without fee waivers/reimbursements	2.88%		5.93%	4.96	%(g)	5.18	%(g)	12.91	%(f)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.80)%		(0.87)%	(1.03)%		(1.01)%		(0.98	)%(f)
Without fee waivers/reimbursements	(2.42)%		(5.50)%	(4.69)%		(4.89	)%(g)	(12.60	)%(f)(g)
Portfolio turnover rate	51%		81%	69%		89%		0	%(d)

(a)	Commenced operations on December 20, 2013.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Contractual expense limitation change from 1.30% to 1.24% effective April 30, 2017.

(f)	Annualized.

(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

110	| www.westcore.com

Westcore Small-Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		For the Period Ended December 31, 2013 (a)
Net asset value, beginning of period	$11.01	$10.09		$10.56		$10.13		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.09)	(0.06)		(0.07)		(0.04)		(0.00	)(c)
Net realized and unrealized gains/(losses) on investments	2.96	0.98		(0.39)		0.47		0.13
Total from investment operations	2.87	0.92		(0.46)		0.43		0.13
Less dividends and distributions:
Distributions from net realized gains	(1.00)	–		(0.01)		–		–
Total distributions	(1.00)	–		(0.01)		–		–

Paid-in capital from redemption fees	–	0.00	(c)	–		0.00	(c)	–
Net asset value, end of period	$12.88	$11.01		$10.09		$10.56		$10.13

Total Return	26.05%	9.12%		(4.37)%		4.24%		1.30	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,791	$3,519		$6,011		$8,063		$2,314

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.20%	1.05	%(e)	0.88	%(e)	0.76	%(e)	1.06	%(f)
Without fee waivers/reimbursements	2.74%	2.63%		2.21	%(g)	3.61	%(g)	12.52	%(f)(g)
Ratio of net investment income/(loss) to average net assets With fee waivers/reimbursements	(0.74)%	(0.65)%		(0.61)%		(0.44)%		(0.75	)%(f)
Without fee waivers/reimbursements	(2.28)%	(2.22)%		(1.94)%		(3.29	)%(g)	(12.22	)%(f)(g)
Portfolio turnover rate	51%	81%		69%		89%		0	%(d)

(a)	Commenced operations on December 20, 2013.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

(d)	Total return and portfolio turnover are not annualized for periods less than one full year.

(e)	Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(f)	Annualized.

(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	111

Westcore Small-Cap Growth Fund II	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$20.15	$22.32	$25.31	$24.21	$16.60
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.15)	(0.09)	(0.19)	(0.17)	(0.14)
Net realized and unrealized gains/(losses) on investments	6.85	(2.08)	(2.80)	1.27	7.75
Total from investment operations	6.70	(2.17)	(2.99)	1.10	7.61
Net asset value, end of period	$26.85	$20.15	$22.32	$25.31	$24.21

Total Return	33.25%	(9.72)%	(11.81)%	4.54%	45.84%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$45,346	$34,917	$58,504	$90,747	$111,058

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.08%	1.15%	1.09%	1.09%	1.08%
Without fee waivers/reimbursements	1.08%	1.24%	1.09%	1.09%	1.08%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.62)%	(0.43)%	(0.76)%	(0.68)%	(0.70)%
Without fee waivers/reimbursements	(0.62)%	(0.52)%	(0.76)%	(0.68)%	(0.70)%
Portfolio turnover rate	61%	182%	67%	115%	106%

(a)	Prior to December 27, 2016 known as the Westcore Select Fund - Retail Class.

(b)	Calculated using the average shares method.

See Notes to Financial Statements.

112	| www.westcore.com

Westcore Global Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (b)
Net asset value, beginning of period	$9.79	$9.45	$10.57	$10.91	$12.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.19	0.17	0.23	0.19	0.18
Net realized and unrealized gains/(losses) on investments	1.70	0.63	(0.30)	0.28	2.68
Total from investment operations	1.89	0.80	(0.07)	0.47	2.86

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.23)	(0.19)	(0.21)
Distributions from net realized gains	(0.38)	(0.28)	(0.82)	(0.62)	(3.74)
Total distributions	(0.56)	(0.46)	(1.05)	(0.81)	(3.95)
Net asset value, end of period	$11.12	$9.79	$9.45	$10.57	$10.91

Total Return	19.56%	8.58%	(0.56)%	4.43%	24.53%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$50,894	$44,296	$37,613	$46,432	$53,780
Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	0.99%	0.99%	0.99%	1.10	%(d)
Without fee waivers/reimbursements	1.20%	1.22%	1.17%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.83%	1.79%	2.19%	1.67%	1.31%
Without fee waivers/reimbursements	1.62%	1.56%	2.01%	1.52%	1.27%
Portfolio turnover rate	17%	61%	65%	18%	91%

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.

(b)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.

(c)	Calculated using the average shares method.

(d)	Contractual expense limitation change from 1.15% to 0.99% effective September 1, 2013.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	113

Westcore Global Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (b)
Net asset value, beginning of period	$9.71	$9.39	$10.51	$10.85	$11.96
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.20	0.20	0.25	0.21	0.20
Net realized and unrealized gains/(losses) on investments	1.70	0.60	(0.30)	0.28	2.67
Total from investment operations	1.90	0.80	(0.05)	0.49	2.87

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.25)	(0.21)	(0.24)
Distributions from net realized gains	(0.38)	(0.28)	(0.82)	(0.62)	(3.74)
Total distributions	(0.57)	(0.48)	(1.07)	(0.83)	(3.98)
Net asset value, end of period	$11.04	$9.71	$9.39	$10.51	$10.85

Total Return	19.78%	8.63%	(0.42)%	4.66%	24.72%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,148	$3,466	$3,391	$4,746	$6,021

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.90%	0.81%	0.82%	0.82%	0.92%
Without fee waivers/reimbursements	1.09%	1.21%	1.05%	1.01%	0.98%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.91%	2.01%	2.38%	1.88%	1.49%
Without fee waivers/reimbursements	1.72%	1.61%	2.15%	1.69%	1.43%
Portfolio turnover rate	17%	61%	65%	18%	91%

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.

(b)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.

(c)	Calculated using the average shares method.

See Notes to Financial Statements.

114	| www.westcore.com

Westcore Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017		Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$6.38		$8.96	$12.72	$15.98	$14.07
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.12		0.01	(0.04)	(0.03)	(0.03)
Net realized and unrealized gains/(losses) on investments	0.93		(0.01)	0.60	1.04	4.62
Total from investment operations	1.05		–	0.56	1.01	4.59

Less dividends and distributions:
Dividends from net investment income	(0.21)		–	–	–	–
Distributions from net realized gains	(1.21)		(2.58)	(4.32)	(4.27)	(2.68)
Total distributions	(1.42)		(2.58)	(4.32)	(4.27)	(2.68)
Net asset value, end of period	$6.01		$6.38	$8.96	$12.72	$15.98

Total Return	16.73%		(0.38)%	4.43%	6.79%	32.93%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,022		$12,061	$24,942	$33,954	$69,632

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.98	%(c)	1.15%	1.15%	1.11%	1.09%
Without fee waivers/reimbursements	1.76%		1.30%	1.17%	1.11%	1.09%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.82%		0.14%	(0.34)%	(0.21)%	(0.17)%
Without fee waivers/reimbursements	1.04%		(0.01)%	(0.36)%	(0.21)%	(0.17)%
Portfolio turnover rate	0%		112%	96%	144%	182%

(a)	Prior to December 27, 2016 known as the Westcore Growth Fund

(b)	Calculated using the average shares method.

(c)	Contractual expense limitation change from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	115

Westcore Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$6.61	$9.16		$12.88	$16.10	$14.14
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.13	0.03		(0.02)	0.00 (c)	0.01
Net realized and unrealized gains/(losses) on investments	0.97	(0.00	)(c)	0.62	1.05	4.63
Total from investment operations	1.10	0.03		0.60	1.05	4.64

Less dividends and distributions:
Dividends from net investment income	(0.38)	–		–	–	–
Distributions from net realized gains	(1.21)	(2.58)		(4.32)	(4.27)	(2.68)
Total distributions	(1.59)	(2.58)		(4.32)	(4.27)	(2.68)
Net asset value, end of period	$6.12	$6.61		$9.16	$12.88	$16.10

Total Return	16.92%	0.01%		4.68%	6.98%	33.13%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$155	$546		$5,016	$6,970	$9,236

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.92%	0.91%		0.95%	0.91%	0.89%
Without fee waivers/reimbursements	1.61%	1.49%		1.28%	1.05%	1.15%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.82%	0.37%		(0.15)%	0.00%	0.06%
Without fee waivers/reimbursements	1.13%	(0.21)%		(0.48)%	(0.14)%	(0.20)%
Portfolio turnover rate	0%	112%		96%	144%	182%

(a)	Prior to December 27, 2016 known as the Westcore Growth Fund

(b)	Calculated using the average shares method.

(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

116	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$18.94	$15.74	$17.96	$17.69	$12.35
Income/(loss) from investment operations:
Net investment income/(loss)(a)	(0.01)	0.05	(0.01)	(0.01)	(0.00	)(b)
Net realized and unrealized gains/(losses) on investments	1.11	3.80	(0.88)	0.44	5.70
Total from investment operations	1.10	3.85	(0.89)	0.43	5.70

Less dividends and distributions:
Dividends from net investment income	–	(0.06)	–	–	(0.01)
Distributions from net realized gains	(2.80)	(0.59)	(1.33)	(0.16)	(0.35)
Total distributions	(2.80)	(0.65)	(1.33)	(0.16)	(0.36)

Paid-in capital from redemption fees	–	0.00 (b)	0.00 (b)	0.00 (b)	–
Net asset value, end of period	$17.24	$18.94	$15.74	$17.96	$17.69

Total Return	5.70%	24.49%	(4.92)%	2.49%	46.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$13,801	$13,311	$20,786	$37,206	$20,787

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.93%	2.09%	1.66%	1.60%	1.95%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.03)%	0.33%	0.06%	(0.05)%	(0.01)%
Without fee waivers/reimbursements	(0.66)%	(0.46)%	(0.42)%	(0.35)%	(0.66)%
Portfolio turnover rate	79%	43%	105%	72%	52%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	117

Westcore International Small-Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$15.08	$15.59		$16.71	$21.26	$17.94
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.05	0.08		0.23	0.33	0.35
Net realized and unrealized gains/(losses) on investments	5.01	0.15		(0.09)	(4.34)	3.63
Total from investment operations	5.06	0.23		0.14	(4.01)	3.98

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.74)		(0.79)	(0.01)	(0.66)
Distributions from net realized gains	–	–		(0.47)	(0.53)	–
Total distributions	(0.38)	(0.74)		(1.26)	(0.54)	(0.66)

Paid-in capital from redemption fees	–	–		–	–	0.00 (b)
Net asset value, end of period	$19.76	$15.08		$15.59	$16.71	$21.26

Total Return	33.64%	1.60%		1.05%	(18.82)%	22.36%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$49,979	$49,746		$100,223	$294,657	$480,789

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.44%	1.46	%(c)	1.50%	1.50%	1.50%
Without fee waivers/reimbursements	1.75%	1.77%		1.62%	1.58%	1.63%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.27%	0.51%		1.35%	1.65%	1.82%
Without fee waivers/reimbursements	(0.04)%	0.20%		1.23%	1.57%	1.69%
Portfolio turnover rate	48%	44%		44%	40%	57%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

(c)	Contractual expense limitation change from 1.50% to 1.44% effective April 29, 2016.

See Notes to Financial Statements.

118	| www.westcore.com

Westcore International Small-Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	For the Period Ended December 31, 2016 (a)
Net asset value, beginning of period	$15.64	$15.76
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.08	0.11
Net realized and unrealized gains/(losses) on investments	5.22	(0.01)
Total from investment operations	5.30	0.10

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.22)
Total distributions	(0.11)	(0.22)
Net asset value, end of period	$20.83	$15.64

Total Return	33.89%	0.66	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$29,652	$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.29%	1.19	%(d)
Without fee waivers/reimbursements	1.59%	1.65	%(d)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.44%	1.06	%(d)
Without fee waivers/reimbursements	0.14%	0.60	%(d)
Portfolio turnover rate	48%	44	%(c)(e)

(a)	The Fund added an institutional share class on April 29, 2016.

(b)	Calculated using the average shares method.

(c)	Total return and portfolio turnover are not annualized for periods less than one full year.

(d)	Annualized.

(e)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	119

Westcore Flexible Income Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$8.86	$8.23	$8.80	$8.83	$8.94
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.41	0.40	0.42	0.46	0.49
Net realized and unrealized gains/(losses) on investments	0.13	0.63	(0.55)	(0.02)	(0.12)
Total from investment operations	0.54	1.03	(0.13)	0.44	0.37

Less dividends and distributions:
Dividends from net investment income	(0.41)	(0.40)	(0.44)	(0.47)	(0.48)
Total distributions	(0.41)	(0.40)	(0.44)	(0.47)	(0.48)

Paid-in capital from redemption fees	–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of period	$8.99	$8.86	$8.23	$8.80	$8.83

Total Return	6.18%	12.75%	(1.64)%	5.01%	4.31%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$58,486	$56,997	$46,725	$59,734	$61,608

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.98%	0.95%	0.98%	0.88%	0.91%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.52%	4.63%	4.86%	5.16%	5.49%
Without fee waivers/reimbursements	4.39%	4.53%	4.73%	5.13%	5.43%
Portfolio turnover rate	37%	47%	37%	37%	15%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

120	| www.westcore.com

Westcore Flexible Income Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$8.75	$8.12	$8.68	$8.71	$8.82
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.42	0.41	0.43	0.47	0.49
Net realized and unrealized gains/(losses) on investments	0.13	0.62	(0.55)	(0.02)	(0.11)
Total from investment operations	0.55	1.03	(0.12)	0.45	0.38

Less dividends and distributions:
Dividends from net investment income	(0.42)	(0.41)	(0.44)	(0.48)	(0.49)
Total distributions	(0.42)	(0.41)	(0.44)	(0.48)	(0.49)

Paid-in capital from redemption fees	–	0.01	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of period	$8.88	$8.75	$8.12	$8.68	$8.71

Total Return	6.35%	13.10%	(1.51)%	5.21%	4.45%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$20,734	$18,488	$11,435	$5,135	$4,507

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.68%	0.63%	0.72%	0.67%	0.69%
Without fee waivers/reimbursements	0.78%	0.84%	1.03%	1.04%	1.11%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.67%	4.85%	5.06%	5.36%	5.64%
Without fee waivers/reimbursements	4.57%	4.64%	4.75%	4.99%	5.22%
Portfolio turnover rate	37%	47%	37%	37%	15%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	121

Westcore Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$10.59	$10.55		$10.92	$10.71	$11.24
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.34	0.33		0.31	0.34	0.34
Net realized and unrealized gains/(losses) on investments	0.16	0.07		(0.31)	0.28	(0.48)
Total from investment operations	0.50	0.40		–	0.62	(0.14)

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.36)		(0.34)	(0.35)	(0.38)
Distributions from net realized gains	(0.01)	(0.00	)(b)	(0.03)	(0.06)	(0.01)
Total distributions	(0.38)	(0.36)		(0.37)	(0.41)	(0.39)
Net asset value, end of period	$10.71	$10.59		$10.55	$10.92	$10.71

Total Return	4.74%	3.82%		0.01%	5.90%	(1.23)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,056,835	$1,066,591		$1,309,659	$1,354,837	$1,211,518

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%		0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.77%	0.78%		0.70%	0.70%	0.72%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.15%	3.03%		2.87%	3.08%	3.12%
Without fee waivers/reimbursements	2.93%	2.80%		2.72%	2.93%	2.95%
Portfolio turnover rate	38%	52%		51%	62%	50%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

122	| www.westcore.com

Westcore Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$10.48	$10.43		$10.79	$10.59	$11.11
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.35	0.34		0.32	0.35	0.36
Net realized and unrealized gains/(losses) on investments	0.15	0.08		(0.29)	0.28	(0.48)
Total from investment operations	0.50	0.42		0.03	0.63	(0.12)

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.37)		(0.36)	(0.37)	(0.39)
Distributions from net realized gains	(0.01)	(0.00	)(b)	(0.03)	(0.06)	(0.01)
Total distributions	(0.38)	(0.37)		(0.39)	(0.43)	(0.40)
Net asset value, end of period	$10.60	$10.48		$10.43	$10.79	$10.59

Total Return	4.81%	4.01%		0.23%	6.02%	(1.05)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$229,912	$121,829		$108,101	$151,986	$227,245

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.38%		0.42%	0.42%	0.38%
Without fee waivers/reimbursements	0.56%	0.56%		0.55%	0.55%	0.55%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.29%	3.20%		2.99%	3.22%	3.29%
Without fee waivers/reimbursements	3.13%	3.02%		2.86%	3.09%	3.12%
Portfolio turnover rate	38%	52%		51%	62%	50%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	123

Westcore Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.32		0.00	(c)
Net realized and unrealized gains/(losses) on investments	0.53		0.15
Total from investment operations	0.85		0.15

Less dividends and distributions:
Dividends from net investment income	(0.31)		–
Distributions from net realized gains	(0.08)		–
Total distributions	(0.39)		–
Net asset value, end of period	$10.61		$10.15

Total Return	8.44%		1.50	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,709		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%		0.65	%(e)
Without fee waivers/reimbursements	3.09	%(f)	19.11	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.99%		1.05	%(e)
Without fee waivers/reimbursements	0.55	%(f)	(17.41	)%(e)(g)
Portfolio turnover rate	284%		0	%(d)

(a)	Commenced operations on December 19, 2016.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

124	| www.westcore.com

Westcore Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.34		0.00	(c)
Net realized and unrealized gains/(losses) on investments	0.53		0.15
Total from investment operations	0.87		0.15

Less dividends and distributions:
Dividends from net investment income	(0.32)		–
Distributions from net realized gains	(0.08)		–
Total distributions	(0.40)		–
Net asset value, end of period	$10.62		$10.15

Total Return	8.68%		1.50	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$21,371		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%		0.61	%(e)
Without fee waivers/reimbursements	2.29	%(f)	19.48	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.24%		1.08	%(e)
Without fee waivers/reimbursements	1.35	%(f)	(17.79	)%(e)(g)
Portfolio turnover rate	284%		0	%(d)

(a)	Commenced operations on December 19, 2016.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	125

Westcore Colorado Tax-Exempt Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$11.32	$11.66	$11.63	$11.16	$11.81
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.32	0.31	0.32	0.33	0.35
Net realized and unrealized gains/(losses) on investments	0.26	(0.31)	0.02	0.47	(0.65)
Total from investment operations	0.58	–	0.34	0.80	(0.30)

Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.31)	(0.33)	(0.35)
Distributions from net realized gains	–	(0.03)	–	–	–
Total distributions	(0.32)	(0.34)	(0.31)	(0.33)	(0.35)
Net asset value, end of period	$11.58	$11.32	$11.66	$11.63	$11.16

Total Return	5.21%	(0.07)%	3.02%	7.23%	(2.56)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$193,426	$196,237	$192,920	$158,972	$118,483

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.82%	0.84%	0.77%	0.77%	0.80%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.80%	2.62%	2.73%	2.87%	3.05%
Without fee waivers/reimbursements	2.63%	2.43%	2.61%	2.75%	2.90%
Portfolio turnover rate	64%	47%	30%	13%	23%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.

126	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2017	For the Period Ended December 31, 2016 (a)
Net asset value, beginning of period	$11.34	$11.79
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.34	0.22
Net realized and unrealized gains/(losses) on investments	0.26	(0.44)
Total from investment operations	0.60	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.20)
Distributions from net realized gains	–	(0.03)
Total distributions	(0.33)	(0.23)
Net asset value, end of period	$11.61	$11.34

Total Return	5.34%	(1.93	)%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$79,263	$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.49	%(d)
Without fee waivers/reimbursements	0.64%	0.68	%(d)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.96%	2.81	%(d)
Without fee waivers/reimbursements	2.82%	2.62	%(d)
Portfolio turnover rate	64%	47	%(c)(e)

(a)	The Fund added an institutional share class on April 29, 2016.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2017 |	127

Westcore Funds	Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Small-Cap Growth Fund, Westcore Small-Cap Growth Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund and Westcore Colorado Tax-Exempt Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class shares except Westcore Small-Cap Growth Fund II. All of the Funds also offer Institutional Class shares except Westcore Micro-Cap Opportunity Fund. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

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Westcore Funds	Notes to Financial Statements

December 31, 2017

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2017, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore International Small-Cap Fund and Westcore Global Large-Cap Dividend Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of December 31, 2017, the Westcore Global Large-Cap Dividend Fund invested a significant percentage of its assets in Switzerland and the United Kingdom and the Westcore International Small-Cap Fund invested a significant percentage of its assets in Japan and the United Kingdom. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Small-Cap Growth, Westcore Small- Cap Growth II, Westcore Mid-Cap Value Dividend, Westcore Mid-Cap Value Dividend II, Westcore Smid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond, Westcore Municipal Opportunities and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Large-Cap Dividend and Westcore Global Large-Cap Dividend Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – Effective September 15, 2016, the Funds no longer impose a redemption fee. Prior to September 15, 2016, the Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds imposed a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, were intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Annual Report | December 31, 2017 |	129

Westcore Funds	Notes to Financial Statements

December 31, 2017

Offering Costs – The Westcore Mid-Cap Value Dividend Fund-Institutional Class, Westcore International Small-Cap Fund-Institutional Class and Westcore Colorado Tax-Exempt Fund-Institutional Class incurred offering costs which are being amortized over the first twelve months from the commencement date of the Institutional share class, April 29, 2016. The Westcore Smid-Cap Value Dividend and Westcore Municipal Opportunities Funds incurred offering costs which are being amortized over the first twelve months from the commencement date of the Funds, December 19, 2016. Offering costs include fees for preparing and printing initial prospectuses, legal and registration fees. Amounts amortized in the year ended December 31, 2017 are shown on the Funds’ Statement of Operations.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions. As of December 31, 2017, none of the Funds held when-issued or forward commitment securities.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2017, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Westcore Mid-Cap Value Dividend Fund
Retail:
Shares Sold	811,302	1,082,142
Shares Issued in Reinvestment of Distributions	128,793	71,781
Total	940,095	1,153,923
Less Shares Redeemed	(889,282)	(1,754,745)
Net Increase/(Decrease)	50,813	(600,822)
Institutional:
Shares Sold	226,780	1,314,600
Shares Issued in Reinvestment of Distributions	108,397	47,931
Total	335,177	1,362,531
Less Shares Redeemed	(196,537)	(55,290)
Net Increase/(Decrease)	138,640	1,307,241
Westcore Mid-Cap Value Dividend Fund II
Retail:
Shares Sold	601,737	503,752
Shares Issued in Reinvestment of Distributions	59,397	3,001
Total	661,134	506,753
Less Shares Redeemed	(1,998,979)	(6,229,591)
Net Increase/(Decrease)	(1,337,845)	(5,722,838)
Institutional:
Shares Sold	20,117	336,642
Shares Issued in Reinvestment of Distributions	3,487	248
Total	23,604	336,890
Less Shares Redeemed	(4,625)	(3,664,982)
Net Increase/(Decrease)	18,979	(3,328,092)

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Westcore Funds	Notes to Financial Statements

December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Westcore Smid-Cap Value Dividend Fund
Retail:
Shares Sold	46,414	12,001
Shares Issued in Reinvestment of Distributions	832	–
Total	47,246	12,001
Less Shares Redeemed	(2,490)	–
Net Increase/(Decrease)	44,756	12,001
Institutional:
Shares Sold	–	25,001
Shares Issued in Reinvestment of Distributions	561	–
Total	561	25,001
Less Shares Redeemed	–	–
Net Increase/(Decrease)	561	25,001
Westcore Small-Cap Value Dividend Fund
Retail:
Shares Sold	719,223	2,285,219
Shares Issued in Reinvestment of Distributions	629,576	458,801
Total	1,348,799	2,744,020
Less Shares Redeemed	(2,313,422)	(3,345,039)
Net Increase/(Decrease)	(964,623)	(601,019)
Institutional:
Shares Sold	3,263,324	4,086,728
Shares Issued in Reinvestment of Distributions	1,533,895	831,752
Total	4,797,219	4,918,480
Less Shares Redeemed	(4,556,294)	(4,545,471)
Net Increase/(Decrease)	240,925	373,009
Westcore Small-Cap Growth Fund
Retail:
Shares Sold	4,551	21,131
Shares Issued in Reinvestment of Distributions	5,450	–
Total	10,001	21,131
Less Shares Redeemed	(5,147)	(2,722)
Net Increase/(Decrease)	4,854	18,409
Institutional:
Shares Sold	40,737	155,051
Shares Issued in Reinvestment of Distributions	26,728	–
Total	67,465	155,051
Less Shares Redeemed	(14,923)	(431,382)
Net Increase/(Decrease)	52,542	(276,331)
Westcore Small-Cap Growth Fund II
Institutional:
Shares Sold	354,150	61,242
Shares Issued in Reinvestment of Distributions	–	–
Total	354,150	61,242
Less Shares Redeemed	(398,405)	(948,987)
Net Increase/(Decrease)	(44,255)	(887,745)

Annual Report | December 31, 2017 |	131

Westcore Funds	Notes to Financial Statements

December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Westcore Global Large-Cap Dividend Fund
Retail:
Shares Sold	495,830	914,369
Shares Issued in Reinvestment of Distributions	214,049	183,233
Total	709,879	1,097,602
Less Shares Redeemed	(660,164)	(550,383)
Net Increase/(Decrease)	49,715	547,219
Institutional:
Shares Sold	216,341	90,085
Shares Issued in Reinvestment of Distributions	22,487	16,732
Total	238,828	106,817
Less Shares Redeemed	(129,420)	(111,238)
Net Increase/(Decrease)	109,408	(4,421)
Westcore Large-Cap Dividend Fund
Retail:
Shares Sold	56,463	129,226
Shares Issued in Reinvestment of Distributions	325,198	569,682
Total	381,661	698,908
Less Shares Redeemed	(604,523)	(1,593,654)
Net Increase/(Decrease)	(222,862)	(894,746)
Institutional:
Shares Sold	–	39,560
Shares Issued in Reinvestment of Distributions	6,802	115,732
Total	6,802	155,292
Less Shares Redeemed	(64,062)	(620,564)
Net Increase/(Decrease)	(57,260)	(465,272)
Westcore Micro-Cap Opportunity Fund
Retail:
Shares Sold	200,441	147,345
Shares Issued in Reinvestment of Distributions	113,534	23,635
Total	313,975	170,980
Less Shares Redeemed	(215,975)	(788,705)
Net Increase/(Decrease)	98,000	(617,725)
Westcore International Small-Cap Fund
Retail:
Shares Sold	338,192	734,530
Shares Issued in Reinvestment of Distributions	48,425	157,266
Total	386,617	891,796
Less Shares Redeemed	(1,155,965)	(4,022,039)
Net Increase/(Decrease)	(769,348)	(3,130,243)
Institutional:
Shares Sold	389,041	1,362,878
Shares Issued in Reinvestment of Distributions	7,445	18,509
Total	396,486	1,381,387
Less Shares Redeemed	(274,001)	(80,012)
Net Increase/(Decrease)	122,485	1,301,375

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Westcore Funds	Notes to Financial Statements

December 31, 2017

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Westcore Flexible Income Fund
Retail:
Shares Sold	1,410,770	2,579,355
Shares Issued in Reinvestment of Distributions	287,263	271,729
Total	1,698,033	2,851,084
Less Shares Redeemed	(1,626,399)	(2,094,879)
Net Increase/(Decrease)	71,634	756,205
Institutional:
Shares Sold	1,071,917	1,182,044
Shares Issued in Reinvestment of Distributions	99,736	80,357
Total	1,171,653	1,262,401
Less Shares Redeemed	(950,126)	(556,940)
Net Increase/(Decrease)	221,527	705,461
Westcore Plus Bond Fund
Retail:
Shares Sold	21,107,846	22,332,747
Shares Issued in Reinvestment of Distributions	3,339,106	3,655,334
Total	24,446,952	25,988,081
Less Shares Redeemed	(26,433,527)	(49,430,872)
Net Increase/(Decrease)	(1,986,575)	(23,442,791)
Institutional:
Shares Sold	13,266,627	6,059,595
Shares Issued in Reinvestment of Distributions	593,785	342,491
Total	13,860,412	6,402,086
Less Shares Redeemed	(3,799,111)	(5,141,784)
Net Increase/(Decrease)	10,061,301	1,260,302
Westcore Municipal Opportunities Fund
Retail:
Shares Sold	221,234	40,002
Shares Issued in Reinvestment of Distributions	5,954	–
Total	227,188	40,002
Less Shares Redeemed	(11,779)	–
Net Increase/(Decrease)	215,409	40,002
Institutional:
Shares Sold	1,994,135	35,001
Shares Issued in Reinvestment of Distributions	22,577	–
Total	2,016,712	35,001
Less Shares Redeemed	(38,416)	–
Net Increase/(Decrease)	1,978,296	35,001
Westcore Colorado Tax-Exempt Fund
Retail:
Shares Sold	4,120,193	6,213,627
Shares Issued in Reinvestment of Distributions	442,889	470,523
Total	4,563,082	6,684,150
Less Shares Redeemed	(5,193,483)	(5,896,515)
Net Increase/(Decrease)	(630,401)	787,635
Institutional:
Shares Sold	5,011,842	3,010,621
Shares Issued in Reinvestment of Distributions	107,263	34,293
Total	5,119,105	3,044,914
Less Shares Redeemed	(897,974)	(437,362)
Net Increase/(Decrease)	4,221,131	2,607,552

Annual Report | December 31, 2017 |	133

Westcore Funds	Notes to Financial Statements

December 31, 2017

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the following Funds had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

Fund	Expiring in 2018
Westcore Flexible Income Fund	$1,064,911

Capital loss carryovers used during the year ended December 31, 2017 were as follows:

Fund	Amount
Westcore Small-Cap Growth Fund	$153,024
Westcore Small-Cap Growth Fund II	4,724,922
Westcore International Small-Cap Fund	10,283,005

At December 31, 2017, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Westcore Mid-Cap Value Dividend Fund II	$957,191	$–
Westcore Smid-Cap Value Dividend Fund	13,022	–
Westcore Small-Cap Growth Fund II	76,643,926	5,631,011
Westcore International Small-Cap Fund	–	1,693,231
Westcore Flexible Income Fund	–	8,943,918
Westcore Colorado Tax-Exempt Fund	135,422	–

The following Funds elect to defer to their fiscal year ending December 31, 2018, capital losses recognized during the period from November 1, 2017 to December 31, 2017 in the amounts of:

Fund	Capital Losses Recognized
Westcore Mid-Cap Value Dividend Fund II	$8,376
Westcore Smid-Cap Value Dividend Fund	10,263
Westcore Small-Cap Value Dividend Fund	368,145
Westcore Small-Cap Growth Fund	51,005
Westcore Colorado Tax-Exempt Fund	95,345

The following Funds elect to defer to their fiscal year ending December 31, 2018, late year ordinary losses in the amounts of:

Fund	Ordinary Losses Recognized
Westcore Small-Cap Value Dividend Fund	$9

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Westcore Funds	Notes to Financial Statements

December 31, 2017

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2017, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Westcore Mid-Cap Value Dividend Fund	$565,336	$148,736	$(714,072)
Westcore Mid-Cap Value Dividend Fund II	–	58	(58)
Westcore Smid-Cap Value Dividend Fund	(2,551)	2,577	(26)
Westcore Small-Cap Value Dividend Fund	–	97,081	(97,081)
Westcore Small-Cap Growth Fund	(1,067)	38,754	(37,687)
Westcore Small-Cap Growth Fund II	(241,816)	241,542	274
Westcore Global Large-Cap Dividend Fund	–	(12,321)	12,321
Westcore Large-Cap Dividend Fund	187,317	109,889	(297,206)
Westcore Micro-Cap Opportunity Fund	–	5,259	(5,259)
Westcore International Small-Cap Fund	(270,107)	2,586,575	(2,316,468)
Westcore Flexible Income Fund	(9,409,000)	789	9,408,211
Westcore Plus Bond Fund	–	2,960,492	(2,960,492)
Westcore Municipal Opportunities Fund	(6,634)	6,634	–
Westcore Colorado Tax-Exempt Fund	–	–	–

The reclassifications were primarily a result of capital loss expirations, net operating losses, book/tax distribution reclassifications and certain other investments.

Included in the amounts reclassified was a net operating loss offset to paid in capital of:

Fund	Amount
Westcore Small-Cap Growth Fund II	$241,816
Westcore International Small-Cap Fund	270,095

The tax character of the distributions paid during the year ended December 31, 2017 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Westcore Mid-Cap Value Dividend Fund	$2,206,409	$4,229,996	–	–
Westcore Mid-Cap Value Dividend Fund II	301,343	–	–	–
Westcore Smid-Cap Value Dividend Fund	10,243	–	4,265	–
Westcore Small-Cap Value Dividend Fund	2,783,017	22,752,403	–	–
Westcore Small-Cap Growth Fund	15,653	397,662	–	–
Westcore Small-Cap Growth Fund II	–	–	–	–
Westcore Global Large-Cap Dividend Fund	1,139,009	1,638,163	–	–
Westcore Large-Cap Dividend Fund	468,466	1,561,647	–	–
Westcore Micro-Cap Opportunity Fund	493,440	1,486,696	–	–
Westcore International Small-Cap Fund	1,100,738	–	–	–
Westcore Flexible Income Fund	3,592,095	–	–	–
Westcore Plus Bond Fund	41,975,739	883,781	–	–
Westcore Municipal Opportunities Fund	140,897	–	–	165,471
Westcore Colorado Tax-Exempt Fund	596,885	–	–	6,301,493

Annual Report | December 31, 2017 |	135

Westcore Funds	Notes to Financial Statements

December 31, 2017

The tax character of the distributions paid during the year ended December 31, 2016 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income
Westcore Mid-Cap Value Dividend Fund	$1,355,480	$2,028,031	–
Westcore Mid-Cap Value Dividend Fund II	15,152	–	–
Westcore Smid-Cap Value Dividend Fund	–	–	–
Westcore Small-Cap Value Dividend Fund	3,249,790	15,296,378	–
Westcore Small-Cap Growth Fund	–	–	–
Westcore Small-Cap Growth Fund II	–	–	–
Westcore Global Large-Cap Dividend Fund	803,147	1,364,268	–
Westcore Large-Cap Dividend Fund	135,826	4,360,659	–
Westcore Micro-Cap Opportunity Fund	44,312	403,967	–
Westcore International Small-Cap Fund	2,677,817	–	–
Westcore Flexible Income Fund	3,164,306	–	–
Westcore Plus Bond Fund	43,920,640	330,320	–
Westcore Municipal Opportunities Fund	–	–	–
Westcore Colorado Tax-Exempt Fund	334,063	509,266	5,515,566

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II	Westcore Global Large-Cap Dividend Fund
Undistributed ordinary income	$–	$5,637	$–	$–	$–	$–	$49,359
Accumulated capital gains/(losses)	451,137	(965,567)	(23,285)	(368,145)	(51,005)	(82,274,937)	2,074,016
Net unrealized appreciation on investments	13,570,216	2,230,968	30,167	25,597,829	1,298,553	5,553,548	10,498,601
Other cumulative effect of timing differences	18,544	(229,733)	440	12,717	913	(31,089)	(32,431)
Total distributable earnings	$14,039,897	$1,041,305	$7,322	$25,242,401	$1,248,461	$(76,752,478)	$12,589,545

	Westcore Large-Cap Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
Undistributed ordinary income	$–	$278,877	$–	$3,251	$70,506	$65,064	$17,159
Accumulated capital gains/(losses)	57,355	259,768	(1,693,231)	(10,008,829)	2,630,319	–	(230,767)
Net unrealized appreciation on investments	1,316,771	2,716,127	24,378,433	1,374,859	25,071,871	121,276	3,481,685
Other cumulative effect of timing differences	(36,974)	(73)	(33,822)	(36,540)	(292,650)	–	(32,861)
Total distributable earnings	$1,337,152	$3,254,699	$22,651,380	$(8,667,259)	$27,480,046	$186,340	$3,235,216

The effect of other timing differences is primarily related to deferred Trustee compensation, late year ordinary losses and deferred dividends.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

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Westcore Funds	Notes to Financial Statements

December 31, 2017

As of December 31, 2017, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Westcore Mid-Cap Value Dividend Fund	$15,572,966	$(2,003,058)	$308	$13,570,216	$70,229,301
Westcore Mid-Cap Value Dividend Fund II	3,712,400	(1,481,551)	119	2,230,968	29,319,313
Westcore Smid-Cap Value Dividend Fund	70,649	(40,482)	–	30,167	800,682
Westcore Small-Cap Value Dividend Fund	31,279,932	(5,682,149)	46	25,597,829	164,046,762
Westcore Small-Cap Growth Fund	1,473,831	(175,278)	–	1,298,553	4,428,611
Westcore Small-Cap Growth Fund II	7,298,728	(1,745,180)	–	5,553,548	39,925,175
Westcore Global Large-Cap Dividend Fund	11,310,638	(813,053)	1,016	10,498,601	45,360,368
Westcore Large-Cap Dividend Fund	1,595,740	(278,969)	–	1,316,771	8,878,168
Westcore Micro-Cap Opportunity Fund	2,983,665	(267,538)	–	2,716,127	10,954,900
Westcore International Small-Cap Fund	25,376,543	(974,255)	(23,855)	24,378,433	55,426,222
Westcore Flexible Income Fund	2,522,922	(1,148,063)	–	1,374,859	76,885,647
Westcore Plus Bond Fund	33,190,721	(8,118,850)	–	25,071,871	1,269,059,503
Westcore Municipal Opportunities Fund	164,684	(43,408)	–	121,276	23,295,320
Westcore Colorado Tax-Exempt Fund	4,196,819	(715,134)	–	3,481,685	266,736,690

The difference between book and tax basis unrealized appreciation is attributable primarily due to wash sales and tax treatment of certain other investments.

5.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Mid-Cap Value Dividend Fund	0.65%*
Westcore Mid-Cap Value Dividend Fund II	0.65%
Westcore Smid-Cap Value Dividend Fund	0.80%
Westcore Small-Cap Value Dividend Fund	1.00%
Westcore Small-Cap Growth Fund	1.00%
Westcore Small-Cap Growth Fund II	0.65%
Westcore Global Large-Cap Dividend Fund	0.65%
Westcore Large-Cap Dividend Fund	0.65%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.35%
Westcore Municipal Opportunities Fund	0.40%
Westcore Colorado Tax-Exempt Fund	0.40%

*	Prior to April 30, 2017, the advisory fee was 0.75%.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. Denver Investments receives a portion that is calculated based on 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed in the Statement of Operations.

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Westcore Funds	Notes to Financial Statements

December 31, 2017

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Denver Investments as Adviser and Co-Administrator has contractually agreed, during the year ended December 31, 2017 and until at least April 30, 2018, that the Net Annual Fund Operating Expenses for the following shares of the Funds will not exceed the amounts shown in the table below.

Westcore Mid-Cap Value Dividend Fund – Retail Class	1.15%*
Westcore Mid-Cap Value Dividend Fund II – Retail Class	1.15%
Westcore Smid-Cap Value Dividend Fund – Retail Class	1.20%
Westcore Small-Cap Value Dividend Fund – Retail Class	1.30%
Westcore Small-Cap Growth Fund – Retail Class	1.24%*
Westcore Small-Cap Growth Fund II – Institutional Class	1.15%
Westcore Global Large-Cap Dividend Fund – Retail Class	0.99%
Westcore Large-Cap Dividend Fund – Retail Class	0.89%*
Westcore Micro-Cap Opportunity Fund – Retail Class	1.30%
Westcore International Small-Cap Fund – Retail Class	1.50%**
Westcore Flexible Income Fund – Retail Class	0.85%
Westcore Plus Bond Fund – Retail Class	0.55%
Westcore Municipal Opportunities Fund – Retail Class	0.65%
Westcore Colorado Tax-Exempt Fund – Retail Class	0.65%

*	Prior to April 30, 2017, the expense caps for Westcore Small-Cap Growth Fund Retail Class, Westcore Large-Cap Dividend Fund Retail Class and Westcore Mid-Cap Value Dividend Fund Retail Class were 1.30%, 1.15% and 1.25%, respectively.

**	The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds’ Financial Highlights do not exceed 1.44%. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Denver Investments has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses during the year ended December 31, 2017 and until at least April 30, 2018. Adviser reimbursements are paid monthly in arrears. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be waived/reimbursed in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. Without such fee waivers, for the year ended December 31, 2017, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Westcore Mid-Cap Value Dividend Fund	1.00%
Westcore Mid-Cap Value Dividend Fund II	1.20%
Westcore Smid-Cap Value Dividend Fund	16.00%
Westcore Small-Cap Value Dividend Fund	1.26%
Westcore Small-Cap Growth Fund	2.74%
Westcore Global Large-Cap Dividend Fund	1.09%
Westcore Large-Cap Dividend Fund	1.61%
Westcore International Small-Cap Fund	1.59%
Westcore Flexible Income Fund	0.78%
Westcore Plus Bond Fund	0.56%
Westcore Municipal Opportunities Fund	2.29%
Westcore Colorado Tax-Exempt Fund	0.64%

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Westcore Funds	Notes to Financial Statements

December 31, 2017

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

An officer of the Funds is also an officer of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The Trustees have also appointed a President of the Trust who is also a Trustee. In addition to Trustee compensation, the President receives a fee per each regularly scheduled Board meeting.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2017 is $631,892.

6.  FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2017 in valuing the Funds’ assets:

Westcore Mid-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$81,687,736	$–	$–	$81,687,736
Money Market Mutual Funds	2,108, 248	–	–	2,108,248
Short Term Investments	–	3,225	–	3,225
Total	$83,795,984	$3,225	$–	$83,799,209

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Westcore Funds	Notes to Financial Statements

December 31, 2017

Westcore Mid-Cap Value Dividend Fund II

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$31,173,053	$–	$–	$31,173,053
Money Market Mutual Funds	375, 866	–	–	375,866
Short Term Investments	–	1,243	–	1,243
Total	$31,548,919	$1,243	$–	$31,550,162

Westcore Smid-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$808,094	$–	$–	$808,094
Money Market Mutual Funds	22, 755	–	–	22,755
Total	$830,849	$–	$–	$830,849

Westcore Small-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$185,110,259	$–	$–	$185,110,259
Money Market Mutual Funds	4,428, 223	–	–	4,428,223
Short Term Investments	–	106,063	–	106,063
Total	$189,538,482	$106,063	$–	$189,644,545

Westcore Small-Cap Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$5,687,606	$–	$–	$5,687,606
Money Market Mutual Funds	39, 558	–	–	39,558
Total	$5,727,164	$–	$–	$5,727,164

Westcore Small-Cap Growth Fund II

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$44,924,075	$–	$–	$44,924,075
Money Market Mutual Funds	554, 570	–	–	554,570
Short Term Investments	–	78	–	78
Total	$45,478,645	$78	$–	$45,478,723

Westcore Global Large-Cap Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$54,656,446	$–	$–	$54,656,446
Money Market Mutual Funds	1,201, 507	–	–	1,201,507
Total	$55,857,953	$–	$–	$55,857,953

Westcore Large-Cap Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$10,166,654	$–	$–	$10,166,654
Money Market Mutual Funds	28, 189	–	–	28,189
Short Term Investments	–	96	–	96
Total	$10,194,843	$96	$–	$10,194,939

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Westcore Funds	Notes to Financial Statements

December 31, 2017

Westcore Micro-Cap Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$13,329,964	$–	$–	$13,329,964
Rights and Warrants	–	–	4,360	4,360
Money Market Mutual Funds	336, 703	–	–	336,703
Total	$13,666,667	$–	$4,360	$13,671,027

Westcore International Small-Cap Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$77,387,041	$–	$–	$77,387,041
Money Market Mutual Funds	2,300, 704	–	–	2,300,704
Short Term Investments	–	121,688	–	121,688
Total	$79,687,745	$121,688	$–	$79,809,433

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$321,354	$–	$321,354
Liabilities
Forward Foreign Currency Contracts	–	(284,459)	–	(284,459)
Total	$–	$36,895	$–	$36,895

Westcore Flexible Income Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Energy Equipment & Services	$470,427	$–	$147,436	$617,863
Preferred Stock	1,295,470	–	–	1,295,470
Corporate Bonds	–	70,222,288	–	70,222,288
Commercial Mortgage -Backed Securities	–	1,285,051	1,420,459	2,705,510
Residential Mortgage -Backed Securities	–	648,540	–	648,540
Money Market Mutual Funds	2,770, 826	–	–	2,770,826
Short Term Investments	–	9	–	9
Total	$4,536,723	$72,155,888	$1,567,895	$78,260,506

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Westcore Funds	Notes to Financial Statements

December 31, 2017

Westcore Plus Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stock
Financial Institutions	$7,848,532	$1,200,000	$–	$9,048,532
Corporate Bonds	–	464,132,815	–	464,132,815
Municipal Bonds	–	107,812,956	–	107,812,956
Asset Backed Securities	–	75,183,659	–	75,183,659
Collateralized Loan Obligations	–	18,666,122	–	18,666,122
Commercial Mortgage-Backed Securities	–	78,249,874	3,630,062	81,879,936
Mortgage-Backed Securities Passthrough	–	268,957,284	–	268,957,284
Residential Mortgage-Backed Securities	–	43,147,645	–	43,147,645
U.S. Treasury Bonds & Notes	–	177,673,456	–	177,673,456
Money Market Mutual Funds	24,817,330	–	–	24,817,330
Short Term Investments	–	22,811,639	–	22,811,639
Total	$32,665,862	$1,257,835,450	$3,630,062	$1,294,131,374

Westcore Municipal Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$23,416,596	$–	$23,416,596
Total	$–	$23,416,596	$–	$23,416,596

Westcore Colorado Tax-Exempt Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$264,587,226	$–	$264,587,226
Money Market Mutual Funds	5,351,356	–	–	5,351,356
Short Term Investments	–	279,793	–	279,793
Total	$5,351,356	$264,867,019	$–	$270,218,375

*	For detailed Industry descriptions, see the accompanying Statements of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. When the trigger is not met at a period end, it could result in securities transferring from a Level 2 to a Level 1 classification. The transfer amount disclosed in the table below represents the value of the securities as of December 31, 2017 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2016.

The Westcore International Small-Cap Fund had the following transfers out of Level 1 and 2 at December 31, 2017:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$1,585,712	$–	$–	$(1,585,712)
Total	$1,585,712	$–	$–	$(1,585,712)

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Westcore Funds	Notes to Financial Statements

December 31, 2017

There were no significant Level 3 securities held in any of the Funds, except Westcore Flexible Income and Westcore Plus Bond Funds, as of December 31, 2017.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund

Asset Type	Balance as of December 31, 2016	Accrued Discount/Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/Depreciation	Purchases	Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31,2017
Common Stocks	$–	$–	$–	$–	$27,664	$119,772	$–	$–	$–	$147,436	$27,664
Commercial Mortgage- Backed Securities	1,603,359	18,802	–	–	(90,742)	–	(110,960)	–	–	1,420,459	(90,742)
	$1,603,359	$18,802	$–	$–	$(63,078)	$119,772	$(110,960)	$–	$–	$1,567,895	$(63,078)

Westcore Plus Bond Fund

Asset Type	Balance as of December 31, 2016	Accrued Discount/Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/Depreciation	Purchases	Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31,2017
Commercial Mortgage-Backed Securities	$4,097,474	$48,050	$–	$–	$(231,898)	$–	$(283,564)	$–	$–	$3,630,062	$(231,898)
	$4,097,474	$48,050	$–	$–	$(231,898)	$–	$(283,564)	$–	$–	$3,630,062	$(231,898)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

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Westcore Funds	Notes to Financial Statements

December 31, 2017

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2017:

Westcore Flexible Income Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2017	Valuation Technique	Unobservable Input(a)	Range
Common Stocks	$147,436	Adjusted Liquidity Levels	Liquidity Adjustment	10.00%
Commercial Mortgage-Backed Security	1,420,459	Adjusted Spread Pricing*	Comparability Adjustment	0.80%
			Liquidity Adjustment	1.00%
Total	$1,567,895

Westcore Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2017	Valuation Technique	Unobservable Input(a)	Range
Commercial Mortgage-Backed Security	$3,630,062	Adjusted Spread Pricing*	Comparability Adjustment	0.80%
			Liquidity Adjustment	1.00%
Total	$3,630,062

*	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Liquidity Adjustment	Decrease	Increase
Comparability Adjustment	Decrease	Increase

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

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Westcore Funds	Notes to Financial Statements

December 31, 2017

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2017, the Fund had average forward foreign currency contract values to buy and sell of $27,375,714 and $22,149,416, respectively.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017 is as follows:

Westcore International Small-Cap Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$321,354	Unrealized loss on forward foreign currency contracts	$284,459
Total		$321,354		$284,459

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017 is as follows:

Westcore International Small-Cap Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts/ Change in unrealized net appreciation/(depreciation) on forward foreign currency contracts	$1,517	$13,550
Total		$1,517	$13,550

Annual Report | December 31, 2017 |	145

Westcore Funds	Notes to Financial Statements

December 31, 2017

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2017 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Purchases of Securities	Proceeds from of Securities Sales
Westcore Mid-Cap Value Dividend Fund	$78,356,274	$77,066,934
Westcore Mid-Cap Value Dividend Fund II	19,218,364	24,312,361
Westcore Smid-Cap Value Dividend Fund	862,393	421,789
Westcore Small-Cap Value Dividend Fund	194,439,794	211,096,788
Westcore Small-Cap Growth Fund	2,790,755	2,529,381
Westcore Small-Cap Growth Fund II	25,367,074	23,047,978
Westcore Global Large-Cap Dividend Fund	9,118,873	8,754,246
Westcore Large-Cap Dividend Fund	–	5,105,941
Westcore Micro-Cap Opportunity Fund	10,387,989	10,911,741
Westcore International Small-Cap Fund	35,165,443	49,063,084
Westcore Flexible Income Fund	29,447,640	28,213,629
Westcore Plus Bond Fund	514,002,929	450,501,667
Westcore Municipal Opportunities Fund	41,973,816	19,531,472
Westcore Colorado Tax-Exempt Fund	195,212,723	147,546,681

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017, were as follows:

Fund	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
Westcore Plus Bond Fund	$169,359,070	$96,766,804

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

10. SUBSEQUENT EVENT

Denver Investment Advisors, LLC (“DIA”) currently serves as the investment adviser for each Fund. DIA has entered into an agreement (the “Agreement”) pursuant to which substantially all of DIA’s assets will be acquired by Segall Bryant & Hamill, LLC, an investment adviser registered with the Securities and Exchange Commission (“SBH”). In accordance with the Investment Company Act of 1940, the closing of the transaction (the “Transaction”) contemplated by the Agreement will cause each Fund’s current investment advisory contract with DIA to terminate. In this regard, at a meeting held on January 10, 2018, the Funds’ Board of Trustees (the “Board”) considered and approved a new investment advisory agreement between Westcore Trust and SBH with respect to each Fund (each, an “SBH Agreement”), pursuant to which SBH would become the investment adviser for each Fund upon the closing (the “Closing”) of the Transaction. Upon Closing, SBH has agreed to maintain the current expense cap agreements in place through April 30, 2020. The Closing is subject to certain customary conditions, including various required approvals (such as approval of the SBH Agreements by Fund shareholders). The Transaction is expected to close during the second calendar quarter of 2018. The Transaction may be delayed or even terminated due to unforeseen circumstances.

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Westcore Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Westcore Trust and the Shareholders of Each Fund of Westcore Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Westcore Trust (the “Funds”), comprising the Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Small-Cap Growth Fund, Westcore Small Cap Growth Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund and Westcore Colorado Tax-Exempt Fund, including the statements of investments, as of December 31, 2017, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Westcore Trust as of December 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2018

We have served as the auditor of one or more investment companies advised by Denver Investment Advisors, LLC since 1988.

Annual Report | December 31, 2017 |	147

Westcore Funds	Shareholder Tax Information

December 31, 2017 (Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2017.

During the year ended December 31, 2017, 80.22% of the dividends paid by the Westcore Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2017, 91.35% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2017, 20.14% of the dividends paid by the Westcore Smid-Cap Value Dividend Fund from net investment income should be treated as return of capital dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2017:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)
Westcore Mid-Cap Value Dividend Fund	58.78%	54.91%
Westcore Mid-Cap Value Dividend Fund II	100.00	100.00
Westcore Smid-Cap Value Dividend Fund	88.63	86.64
Westcore Small-Cap Value Dividend Fund	100.00	100.00
Westcore Small-Cap Growth Fund	100.00	100.00
Westcore Small-Cap Growth Fund II	0	0
Westcore Global Large-Cap Dividend Fund	100.00	46.93
Westcore Large-Cap Dividend Fund	63.44	58.90
Westcore Micro-Cap Opportunity Fund	29.25	28.35
Westcore International Small-Cap Fund	87.52	0
Westcore Flexible Income Fund	2.24	0
Westcore Plus Bond Fund	1.27	0.10
Westcore Municipal Opportunities Fund	0	0
Westcore Colorado Tax-Exempt Fund	0	0

During the year ended December 31, 2017, the Westcore Funds paid the following distributions per share:

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions
Retail Class:
Westcore Mid-Cap Value Dividend Fund	$0.788346	$1.432964	$2.221310
Westcore Mid-Cap Value Dividend Fund II	0.045320	0	0.045320
Westcore Smid-Cap Value Dividend Fund	0.160880	0	0.160880
Westcore Small-Cap Value Dividend Fund	0.171450	1.421430	1.592880
Westcore Small-Cap Growth Fund	0.037750	0.959060	0.996810
Westcore Global Large-Cap Dividend Fund	0.230400	0.333800	0.564200
Westcore Large-Cap Dividend Fund	0.302290	1.120580	1.422870
Westcore Micro-Cap Opportunity Fund	0.697280	2.100850	2.798130
Westcore International Small-Cap Fund	0.380190	0	0.380190
Westcore Flexible Income Fund	0.409440	0	0.409440
Westcore Plus Bond Fund	0.367450	0.007380	0.374830
Westcore Municipal Opportunities Fund	0.386130	0	0.386130
Westcore Colorado Tax-Exempt Fund	0.323570	0	0.323570

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Westcore Funds	Shareholder Tax Information

December 31, 2017 (Unaudited)

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions
Institutional Class:
Westcore Mid-Cap Value Dividend Fund	$0.789506	$1.432964	$2.222470
Westcore Mid-Cap Value Dividend Fund II	0.043390	0	0.043390
Westcore Smid-Cap Value Dividend Fund	0.220440	0	0.220440
Westcore Small-Cap Value Dividend Fund	0.183970	1.421430	1.605400
Westcore Small-Cap Growth Fund	0.037750	0.959060	0.996810
Westcore Small-Cap Growth Fund II	0	0	0
Westcore Global Large-Cap Dividend Fund	0.235990	0.333800	0.569790
Westcore Large-Cap Dividend Fund	0.470870	1.120580	1.591450
Westcore International Small-Cap Fund	0.106490	0	0.106490
Westcore Flexible Income Fund	0.416490	0	0.416490
Westcore Plus Bond Fund	0.369620	0.007380	0.377000
Westcore Municipal Opportunities Fund	0.399360	0	0.399360
Westcore Colorado Tax-Exempt Fund	0.328250	0	0.328250

The capital gain distribution amounts from the fiscal year ended December 31, 2016 included $183,235 of earnings and profits distributed to shareholders on redemptions for the Westcore Large-Cap Dividend Fund and $342,685 for Westcore Mid-Cap Value Dividend Fund. All other funds did not include redemptions to shareholders as distributions of earnings and profits.

Annual Report | December 31, 2017 |	149

Westcore Funds	Other Important Information

December 31, 2017 (Unaudited)

APPROVAL OF AGREEMENTS

Investment Advisory Fee Rate

The Board of Trustees (the “Board”) of Westcore Trust considered information provided and reviewed at the Board meeting held on November 15-16, 2017 and at prior meetings regarding the Small-Cap Growth, Small-Cap Growth II (formerly known as Westcore Select Fund), Global Large-Cap Dividend, Large-Cap Value Dividend (formerly known as Westcore Growth Fund), Mid-Cap Value Dividend, Mid-Cap Value Dividend II (formerly known as Westcore MIDCO Growth Fund), Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, Colorado Tax-Exempt, Municipal Opportunities, and Smid-Cap Value Dividend Funds’ (each, a “Fund” and collectively, the “Funds”) contractual advisory and overall expenses, including without limitation, comparative data provided by an independent provider of investment company data, for each Fund’s peer group.

The Board noted that the contractual investment advisory fee rates for the Small-Cap Growth Fund II, Mid-Cap Value Dividend Fund, Mid-Cap Value Dividend Fund II, Global Large-Cap Dividend Fund, Smid-Cap Value Dividend Fund, Large-Cap Dividend Fund, Micro-Cap Opportunity Fund, Municipal Opportunities Fund, Flexible Income Fund, Plus Bond Fund, and Colorado Tax-Exempt Fund were below or near their respective peer group medians.

The Board also noted that the contractual investment advisory fee rates for the following Funds were above their respective peer group medians: Small-Cap Growth Fund (within approximately 20 basis points of peer group median), Small-Cap Value Dividend Fund (within approximately 10 basis points of peer group median), and International Small-Cap Fund (within approximately 20 basis points of peer group median). For these Funds, the Board determined that the contractual fee rates were within an acceptable range of the respective peer group median given the other factors considered and described herein relating to the nature, extent, and quality of services provided, investment performance, and adviser profitability.

With respect to the Funds’ expense ratios, the Board of Trustees further noted that the annual net expense ratios for the Small-Cap Growth Fund, Mid-Cap Value Dividend Fund, Mid-Cap Value Dividend Fund II, Global Large-Cap Dividend Fund, Large-Cap Dividend Fund, International Small-Cap Fund, Flexible Income Fund, Plus Bond Fund, Municipal Opportunities Fund, and Colorado Tax-Exempt Fund were generally below or near their respective peer fund averages. The annual net expense ratios for the Small-Cap Growth Fund II, Smid-Cap Value Dividend Fund, Small-Cap Value Dividend Fund, and Micro-Cap Opportunity Fund were generally greater than, but within an acceptable range of, their respective peer fund averages. The Board also took into account the observation that with the exception of the Colorado Tax-Exempt Fund, the Funds were in either the third or fourth quartile for fund size in their respective peer funds categories.

Nature, Extent, and Quality of Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent, and quality of the services provided to the Funds under the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”). The Board reviewed, among other items, background materials supplied by Denver Investments, LLC (“Denver Investments”).

The Board reviewed and considered Denver Investments’ advisory personnel, its history as an asset manager, its performance, and the assets under its management. The Board also reviewed the research and decision-making processes utilized by Denver Investments, including the methods adopted to achieve compliance with the Funds’ investment objectives, policies, and restrictions.

The Board considered the background and experience of Denver Investments’ management, including reviewing the qualifications, backgrounds and responsibilities of the various portfolio management teams expected to be primarily responsible for the day-to-day management of each Fund, and the extent of the resources devote to research and analysis of investments.

The Board also reviewed accompanying compliance-related materials, and noted that they received reports on these services and compliance issues from Trust officers and from Denver Investments periodically throughout the year.

Performance

The Board reviewed performance information for the 1-year, 3-year, 5-year and 10-year periods, as applicable, for each Fund. For the Smid-Cap Value Dividend Fund, the Board considered information provided by Denver Investments for accounts utilizing a strategy similar strategy for periods longer than one-year. For the Municipal Opportunities Fund, there was no comparable account information to consider, so the Board considered only year-to-date performance through June 30, 2017. For the Mid-Cap Value Dividend Fund II, due to its reconstitution, the Board considered only year-to-date performance through June 30, 2017. For the Large-Cap Dividend and the Small-Cap Growth II Funds, due to each Fund’s repurposing, the Board considered only year-to-date performance through June 30, 2017.

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Westcore Funds	Other Important Information

December 31, 2017 (Unaudited)

The Board of Trustees noted that with respect to the Small-Cap Growth Fund, Smid-Cap Value Dividend Fund, Plus Bond Fund, Municipal Opportunities Fund, and Colorado Tax-Exempt Fund, comparative performance over the 1-year period generally surpassed or was near the respective group average.

With respect to the Mid-Cap Value Dividend Fund, the Small-Cap Value Dividend Fund, Global Large-Cap Dividend Fund, Micro-Cap Opportunity Fund, International Small-Cap Fund, and Flexible Income Fund, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages. However, for the Mid-Cap Value Dividend Fund, Global Large-Cap Dividend Fund, Micro-Cap Opportunity Fund, and Flexible Income Fund, comparative performance over the 3-year periods generally reflected better performance relative to peer funds.

The Board noted that with respect to the Small-Cap Growth Fund II, performance over the 1-month, 2-month, recent quarter and year-to-date periods generally surpassed the peer group average. With respect to the Mid-Cap Value Dividend Fund II, comparative performance over the 1-month period surpassed the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods lagged. With respect to the Large-Cap Dividend Fund, comparative performance over the 1-month period lagged behind the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods generally surpassed or was near the peer group average.

Comparable Accounts

The Board received and considered certain information provided by Denver Investments regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by Denver Investments for its Global Large-Cap Dividend, Large-Cap Dividend, Mid-Cap Value, Small-Cap Growth, Small-Cap Value, Smid-Cap Value, Micro-Cap and International Small-Cap strategies.

In comparing the contractual fee rates of certain of the Funds to the aforementioned Denver Investments fee rates, the Board noted that there were differences between the scope of services rendered for the comparable accounts in question relative to the respective Funds. Bearing that context in mind, the Board noted that the highest fee rate for Denver Investments’ Large-Cap Dividend strategy and Small-Cap Value strategy were lower than, but within a reasonable range of, the contractual advisory fee rates for the Large-Cap Dividend Fund and Small-Cap Value Fund respectively, and that the highest fee rates for the other strategies listed were generally in line with or higher than the respective Funds’ contractual advisory fee rates.

The Board also noted the limitations of these comparisons given the differences noted above, , but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates payable by the Funds in question.

Adviser Profitability

The Board received and considered a detailed profitability analysis prepared by Denver Investments based on the fees payable under the Advisory Agreement. The Board was also provided with Denver Investments’ audited financial information as well as information regarding Denver Investments’ other revenue streams and potential liabilities. The Board also considered Denver Investments’ statements regarding its continued commitment to the Funds.

Other Benefits to the Adviser

The Board reviewed and considered any other benefits derived or to be derived by Denver Investments from its relationship with the Funds, including soft dollar arrangements and publicity relating to the Funds.

In selecting Denver Investments and approving the Advisory Agreement with respect to each of the Funds identified above and the fees thereunder, the Board concluded that no single factor reviewed by the Board was identified to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Board, including all of the Independent Trustees, concluded that:

Annual Report | December 31, 2017 |	151

Westcore Funds	Other Important Information

December 31, 2017 (Unaudited)

●	Each Fund’s contractual advisory fee rate was either below, at, or above, but within a reasonable range of, their respective peer group medians;

●	The annual net expense ratios for the Small-Cap Growth Fund, Mid-Cap Value Dividend Fund, Mid-Cap Value Dividend Fund II, Global Large- Cap Dividend Fund, Large-Cap Dividend Fund, International Small-Cap Fund, Flexible Income Fund, Plus Bond Fund, Municipal Opportunities Fund, and Colorado Tax-Exempt Fund were generally below or near their respective peer fund averages;

●	The annual net expense ratios for the Small-Cap Growth Fund II, Smid-Cap Value Dividend Fund, Small-Cap Value Dividend Fund, and Micro-Cap Opportunity Fund were generally greater than, but within an acceptable range of, their respective peer fund averages;

●	The nature, extent and quality of services rendered or to be rendered by Denver Investments under the Advisory Agreement were adequate;

●	With respect to the Small-Cap Growth Fund, Smid-Cap Value Dividend Fund, Plus Bond Fund, Municipal Opportunities Fund, and Colorado Tax-Exempt Fund, comparative performance over the 1-year period generally surpassed or was near the respective group averages;

●	With respect to the Mid-Cap Value Dividend Fund, the Small-Cap Value Dividend Fund, Global Large-Cap Dividend Fund, Micro-Cap Opportunity Fund, International Small-Cap Fund, and Flexible Income Fund, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages, but for the Mid-Cap Value Dividend Fund, Global Large-Cap Dividend Fund, Micro-Cap Opportunity Fund, and Flexible Income Fund, comparative performance over the 3-year periods generally reflected better performance relative to peer funds;

●	With respect to the Small-Cap Growth Fund II, performance over the 1-month, 2-month, recent quarter and year-to-date periods generally surpassed the peer group average;

●	With respect to the Mid-Cap Value Dividend Fund II, comparative performance over the 1-month period surpassed the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods lagged;

●	With respect to the Large-Cap Dividend Fund, comparative performance over the 1-month period lagged behind the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods generally surpassed or was near the peer group average;

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of Denver Investments’ other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Fund;

●	The profit, if any, anticipated to be realized by Denver Investments in connection with its management of the Funds was not unreasonable, especially in light of existing and anticipated fee waiver arrangements;

●	There were no material economies of scale or other benefits accruing to Denver Investments in connection with its relationship with the Funds; and

●	The use of soft dollars is consistent with regulatory requirements and likely to benefit the Funds. In addition, other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the meeting, concluded that the advisory fee rates anticipated to be payable to Denver Investments by each Fund were fair and reasonable in light of the nature of the services and expenses involved, and that renewal of the Advisory Agreement for the Small-Cap Growth, Small-Cap Growth II, Global Large-Cap Dividend, Large-Cap Value Dividend, Mid-Cap Value Dividend, Mid-Cap Value Dividend II, Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, Colorado Tax-Exempt Funds, Municipal Opportunities, and Smid-Cap Value Dividend Funds was consistent with the best interests of the Funds and their shareholders.

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Intentionally Left Blank

Westcore Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, President & Trustee

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Ryan G. Johanson, Asst. Treasurer

Richard C. Noyes, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:

Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203

Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $223,250 and $227,900, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $53,760 and $52,430, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees of $53,760 and $52,430 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2017 and December 31, 2016, respectively. All such services were rendered to the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	March 9, 2018

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 9, 2018